SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

WESTERN DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Stockholder:

We cordially invite you to attend our Annual Meeting of Stockholders to be held at 3333 Michelson Drive, Irvine, California 92612 on Thursday, November 8, 2012 at 8:00 a.m., local time. Our Board of Directors and management look forward to welcoming you there.

We are holding the Annual Meeting for the following purposes:

1. To elect twelve directors to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an amendment and restatement of our 2004 Performance Incentive Plan that would, among other things, increase by 11,500,000 the number of shares of our common stock available for issuance under the plan;

3. To approve an amendment and restatement of our 2005 Employee Stock Purchase Plan that would, among other things, increase by 8,000,000 the number of shares of our common stock available for issuance under the plan;

4. To approve on an advisory basis the named executive officer compensation in this Proxy Statement;

5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2013; and

6. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

•	“FOR” ELECTION OF EACH OF THE TWELVE DIRECTOR NOMINEES NAMED IN PROPOSAL 1,

•	“FOR” PROPOSAL 2 TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR 2004 PERFORMANCE INCENTIVE PLAN,

•	“FOR” PROPOSAL 3 TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR 2005 EMPLOYEE STOCK PURCHASE PLAN,

•	“FOR” PROPOSAL 4 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND

•	“FOR” PROPOSAL 5 TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Whether or not you are able to attend the meeting, it is important that your shares be represented, no matter how many shares you own. You may submit your proxy over the Internet or (if you receive a printed copy of the proxy materials) by telephone or by marking, signing, dating and mailing a proxy or voting instruction form in the pre-addressed return envelope provided. We urge you to promptly submit your proxy or voting instructions in order to ensure your representation and the presence of a quorum at the Annual Meeting.

On behalf of the Board of Directors, thank you for your continued support.

THOMAS E. PARDUN	JOHN F. COYNE
Chairman of the Board	Chief Executive Officer

September 27, 2012

3355 Michelson Drive, Suite 100

Irvine, California 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 8, 2012

To the Stockholders of

WESTERN DIGITAL CORPORATION:

Our 2012 Annual Meeting of Stockholders will be held at 3333 Michelson Drive, Irvine, California 92612 on Thursday, November 8, 2012 at 8:00 a.m., local time, for the following purposes:

1. To elect the twelve director nominees named in the attached Proxy Statement to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an amendment and restatement of our 2004 Performance Incentive Plan that would, among other things, increase by 11,500,000 the number of shares of our common stock available for issuance under the plan;

3. To approve an amendment and restatement of our 2005 Employee Stock Purchase Plan that would, among other things, increase by 8,000,000 the number of shares of our common stock available for issuance under the plan;

4. To approve on an advisory basis the named executive officer compensation disclosed in this Proxy Statement;

5. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2013; and

6. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the meeting.

Any action on the items described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting is properly adjourned or postponed.

Only stockholders of record at the close of business on September 17, 2012 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting.

Again this year, we are pleased to be using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a “Notice of Internet Availability of Proxy Materials,” or Notice, instead of a printed copy of the Proxy Statement and our Annual Report for the fiscal year ended June 29, 2012. The Notice contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice also contains instructions on how each of those stockholders can receive a printed copy of our proxy materials, including the Proxy Statement, our 2012 Annual Report and a proxy card or voting instruction form. All stockholders who do not receive a Notice will receive a printed copy of the proxy materials by mail. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of our Annual Meeting and conserve natural resources.

By Order of the Board of Directors

MICHAEL C. RAY

Senior Vice President, General Counsel and Secretary

Irvine, California

September 27, 2012

ALL OF OUR STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS ELECTRONICALLY VIA THE INTERNET OR (IF YOU RECEIVE A PRINTED COPY OF THE PROXY MATERIALS) BY TELEPHONE OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION FORM IN THE PRE-ADDRESSED RETURN ENVELOPE PROVIDED. PLEASE SEE THE ACCOMPANYING INSTRUCTIONS FOR MORE DETAILS ON VOTING. SUBMITTING YOUR PROXY OR VOTING INSTRUCTIONS PROMPTLY WILL ASSIST US IN REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION, BUT IT WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING (AND, IF YOU ARE NOT A STOCKHOLDER OF RECORD, YOU HAVE OBTAINED A LEGAL PROXY FROM THE BANK, BROKER, TRUSTEE OR OTHER NOMINEE THAT HOLDS YOUR SHARES GIVING YOU THE RIGHT TO VOTE THE SHARES IN PERSON AT THE ANNUAL MEETING).

3355 Michelson Drive, Suite 100

Irvine, California 92612

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

November 8, 2012

Our Board of Directors is soliciting your proxy for the 2012 Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on November 8, 2012 at 3333 Michelson Drive, Irvine, California 92612, and at any and all adjournments or postponements of the Annual Meeting, for the purposes set forth in the “Notice of Annual Meeting of Stockholders.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2012

This Proxy Statement and our 2012 Annual Report for the fiscal year ended June 29, 2012 are available on the Internet at www.proxyvote.com. These materials are also available on our corporate website at investor.wdc.com. The other information on our corporate website does not constitute part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?

Again this year, we are pleased to be using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a “Notice of Internet Availability of Proxy Materials,” or Notice, instead of a printed copy of this Proxy Statement and our Annual Report for the fiscal year ended June 29, 2012. The Notice contains instructions on how stockholders can access those documents over the Internet and vote their shares. The Notice also contains instructions on how each of those stockholders can receive a printed copy of our proxy materials, including this Proxy Statement, our 2012 Annual Report and a proxy card or voting instruction form. All stockholders who do not receive a Notice will receive a printed copy of the proxy materials by mail. We believe this process will expedite stockholders’ receipt of proxy materials, lower the costs of our Annual Meeting and conserve natural resources.

We are first mailing the Notice to our stockholders on or about September 27, 2012. For stockholders who have affirmatively requested printed copies of proxy materials, we intend to first mail printed copies of this Proxy Statement, the accompanying proxy card or voting instruction form and our 2012 Annual Report on or about September 27, 2012.

Q:	What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly compensated executive officers, corporate governance and information on our Board of Directors, and certain other required information. Our 2012 Annual Report, which includes our audited consolidated financial statements, has also been made available to you.

Q:	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

1. The election of the twelve director nominees named in this Proxy Statement to serve until our next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

2. The approval of an amendment and restatement of our 2004 Performance Incentive Plan that would, among other things, increase by 11,500,000 the number of shares of our common stock available for issuance under the plan (Proposal 2);

3. The approval of an amendment and restatement of our 2005 Employee Stock Purchase Plan that would, among other things, increase by 8,000,000 the number of shares of our common stock available for issuance under the plan (Proposal 3);

4. An advisory vote on the named executive officer compensation disclosed in this Proxy Statement (Proposal 4); and

5. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2013 (Proposal 5).

Q:	How does the Board of Directors recommend I vote on these proposals?

The Board of Directors recommends that you vote your shares:

1. “FOR” election to the Board of Directors of each of the twelve director nominees named in this Proxy Statement (Proposal 1);

2. “FOR” the approval of an amendment and restatement of our 2004 Performance Incentive Plan that would, among other things, increase by 11,500,000 the number of shares of common stock available for issuance under the plan (Proposal 2);

3. “FOR” the approval of an amendment and restatement of our 2005 Employee Stock Purchase Plan that would, among other things, increase by 8,000,000 the number of shares of common stock available for issuance under the plan (Proposal 3);

4. “FOR” the approval of the compensation of our named executive officers in this Proxy Statement (Proposal 4); and

5. “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2013 (Proposal 5).

Q:	Who is entitled to vote?

Only stockholders of record at the close of business on September 17, 2012, the record date, will be entitled to notice of and to vote at the Annual Meeting.

Q:	How many shares are eligible to vote at the Annual Meeting?

At the close of business on the record date, 245,206,267 shares of our common stock were outstanding and entitled to vote.

Q:	What is the difference between a “beneficial stockholder” and a “stockholder of record”?

Whether you are a beneficial stockholder or a stockholder of record depends on how you hold your shares:

Beneficial Stockholders:    Most of our stockholders hold their shares through a broker, bank, trustee or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, you are a “beneficial stockholder,” and the proxy materials were made available to you by the organization holding your account. This organization is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial stockholder, you have the right to instruct that organization on how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from your bank, broker, trustee or other nominee.

Stockholders of Record:    If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were made available directly to you by the company. If you requested printed copies of the proxy materials by mail, you will receive a proxy card from the company.

Q:	How can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the Annual Meeting, or, if you requested and received printed copies of the proxy materials by mail, you can complete, sign and date the proxy card enclosed with the proxy materials you received and submit it at the Annual Meeting. If you are a beneficial stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

Whether you are a stockholder of record or a beneficial stockholder, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may submit a proxy to authorize how your shares are voted at the Annual Meeting. You can submit a proxy over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the proxy materials, you can also submit a proxy by mail or telephone pursuant to the instructions provided in the proxy card enclosed with the proxy materials. If you are a beneficial stockholder, you may also submit your voting instructions over the Internet by following the instructions provided in the Notice, or, if you requested and received printed copies of the proxy materials, you can also submit voting instructions by telephone or mail by following the instructions provided to you by your bank, broker, trustee or other nominee.

Submitting your proxy or voting instructions via the Internet, by telephone or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting, although beneficial stockholders must obtain a “legal proxy” from the bank, broker, trustee or nominee that holds their shares giving them the right to vote the shares at the Annual Meeting in order to vote in person at the meeting.

Q:	How do I vote my shares held in the company’s 401(k) Plan? What happens if I do not vote my 401(k) Plan shares?

If you are one of our many employees who participates in the Western Digital Common Stock Fund under the company’s 401(k) Plan, you will receive a request for voting instructions with respect to all of the shares allocated to your plan account. You are entitled to direct T. Rowe Price Company, the plan trustee, how to vote your plan shares. If T. Rowe Price does not receive voting instructions for shares in your plan account, your shares will not be voted.

Q:	What is the deadline for voting my shares?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern time on November 7, 2012 in order for your shares to be voted at the Annual Meeting. However, if you are a stockholder of record and you received a copy of the proxy materials by mail, you may instead mark, sign, date and return the enclosed proxy card, which must be received before the polls close at the Annual Meeting, in order for your shares to be voted at the meeting. If you are a beneficial stockholder, please follow the voting instructions provided by the bank, broker, trustee or nominee who holds your shares. If you hold shares in the company’s 401(k) Plan, to allow sufficient time for voting by the plan trustee, your voting instructions must be received by telephone or the Internet by 11:59 p.m. Eastern time on November 5, 2012.

Q:	Can I change or revoke my proxy or voting instructions?

You have the power to revoke your proxy or voting instructions before your shares are voted at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy by submitting a written notice of revocation to our Secretary or, to change how your shares will be voted at the Annual Meeting, by submitting a duly executed written proxy bearing a date that is later than the date of your original proxy or by submitting a later dated proxy electronically via the Internet or by telephone. A previously submitted proxy will not be voted if the stockholder of record who executed it is present at the Annual Meeting and votes the shares represented by the proxy in person at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or, if you have obtained a legal proxy from your bank, broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person. Please note that attendance at the Annual Meeting will not by itself constitute revocation of a proxy. Any change to your proxy or voting instructions that is provided by telephone or the Internet must be submitted by 11:59 p.m. Eastern time on November 7, 2012, unless you are voting shares held in our 401(k) Plan in which case the deadline is 11:59 p.m. Eastern time on November 5, 2012.

Q:	How will my shares be voted if I do not provide specific voting instructions in the proxy or voting instruction form I submit?

If you submit a proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed above in the notice of the meeting, your shares will be voted as recommended by the Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

The holders of a majority of our shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments or postponements thereof. If you submit a proxy or voting instructions, your shares will be counted for purposes of determining the presence or absence of a quorum, even if you abstain from voting your shares. If a broker indicates on a proxy that it lacks discretionary authority to vote your shares on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:	What happens if additional matters are presented at the Annual Meeting?

Our Board of Directors does not know of any other matters to be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting or any adjournments or postponements thereof, the proxyholders will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

Q:	What vote is required to approve each of the proposals?

Each share of our common stock outstanding on the record date is entitled to one vote on each of the twelve director nominees and one vote on each other matter that may be presented for consideration and action by the stockholders at the Annual Meeting.

For purposes of Proposal 1 (election of directors), you may vote FOR, AGAINST or ABSTAIN with respect to each director nominee. Each director nominee receiving the affirmative approval of a majority of the votes cast with respect to his or her election (that is, the number of shares voted “for” the director exceeds the number of votes cast “against” that director) will be elected as a director.

For purposes of Proposal 2 (restatement of our 2004 Performance Incentive Plan), Proposal 3 (restatement of our 2005 Employee Stock Purchase Plan), Proposal 4 (advisory vote on executive compensation) and Proposal 5 (ratification of the appointment of KPMG LLP as our independent registered public accounting firm), you may vote FOR, AGAINST or ABSTAIN. Each of these proposals requires the affirmative approval of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

Please be aware that Proposals 4 and 5 are advisory only and are not binding on the company. Our Board of Directors will consider the outcome of the vote on each of these proposals in considering what action, if any, should be taken in response to the advisory vote by stockholders.

Q:	What effect do abstentions and broker non-votes have on the proposals?

For Proposal 1 (election of directors), shares voting “abstain” will be entirely excluded from the vote and will not be counted in determining the outcome of a director’s election. For Proposal 2 (restatement of our 2004 Performance Incentive Plan), Proposal 3 (restatement of our 2005 Employee Stock Purchase Plan), Proposal 4 (advisory vote on executive compensation) and Proposal 5 (ratification of the appointment of KPMG LLP as our independent registered public accounting firm), we treat abstentions as shares present or represented and entitled to vote on that proposal, so abstaining has the same effect as a vote “against” the proposal.

If you are a beneficial stockholder that holds your shares through a brokerage account and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. However, a broker cannot vote shares held for a beneficial stockholder on non-routine matters, unless the broker receives voting instructions from the beneficial stockholder. Proposal 1 (election of directors), Proposal 2 (restatement of our 2004 Performance Incentive Plan), Proposal 3 (restatement of our 2005 Employee Stock Purchase Plan), and Proposal 4 (advisory vote on executive compensation) are each considered a non-routine matter. However, Proposal 5 (ratification of KPMG LLP as our independent registered public accounting firm) is considered routine and may be voted upon by your broker if you do not submit voting instructions. Consequently, if you hold your shares through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 5, but will not be permitted to vote your shares on any of the other proposals at the Annual Meeting. If your broker exercises this discretion, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 5 in the manner directed by your broker, but your shares will constitute broker non-votes on each of the other proposals at the Annual Meeting and will not be counted for purposes of determining the outcome of each such proposal.

Q:	Can I attend the Annual Meeting? What do I need for admission?

You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial stockholder as of the close of business on September 17, 2012, the record date, or you hold a valid legal proxy for the Annual Meeting. You should be prepared to present photo identification for admission.

Q:	Who will bear the costs of solicitation?

The accompanying proxy is being solicited on behalf of our Board of Directors. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, the Notice of Internet Availability of Proxy Materials, this Proxy Statement and form of proxy, the cost of making such materials available on the Internet and the cost of soliciting proxies will be paid by us. In addition to use of the mails, we may solicit proxies in person or by telephone, facsimile or other means of communication by certain of our directors, officers, and regular employees who will not receive any additional compensation for such solicitation. We have also engaged Morrow & Co., LLC to assist us in connection with the solicitation of proxies for the Annual Meeting for a fee that we do not expect to exceed $15,000 plus a reasonable amount to cover expenses. We have agreed to indemnify Morrow & Co., LLC against certain liabilities arising out of or in connection with this engagement. We will also reimburse brokers or other persons holding our common stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

Q:	Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission no later than four business days following the date of the Annual Meeting, which will be available on our website.

Q:	May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. The following requirements apply to stockholder proposals and director nominations for the 2013 Annual Meeting of Stockholders. Our 2013 Annual Meeting of Stockholders is currently scheduled to be held on November 14, 2013.

Proposals for Inclusion in Proxy Materials.    For your proposal to be considered for inclusion in the proxy statement and form of proxy for our 2013 Annual Meeting of Stockholders, your written proposal must be received by our Secretary at our principal executive offices no later than May 30, 2013 and must comply with our By-laws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2013 Annual Meeting by more than 30 days from the date of this year’s Annual Meeting, your written proposal must be received by our Secretary at our principal executive offices a reasonable time before we begin to print and mail our proxy materials for our 2013 Annual Meeting

Nomination of Director Candidates and Proposals Not Intended for Inclusion in Proxy Materials.    If you intend to nominate a director for election to our Board of Directors at our 2013 Annual Meeting of Stockholders or wish to present a proposal at the 2013 Annual Meeting but do not intend for such proposal to be included in the proxy statement for such meeting, our By-laws require that, among other things, stockholders give written notice of the nomination or proposal to our Secretary at our principal executive offices no earlier than the close of business on July 11, 2013 (the 120th day prior to the anniversary of our 2012 Annual Meeting) and no later than the close of business on August 10, 2013 (the 90th day prior to the anniversary of our 2012 Annual Meeting). Notwithstanding the foregoing, in the event that we change the date of the 2013 Annual Meeting from the currently scheduled date of November 14, 2013 to a date that is more than 30 days before or more than 70 days after the anniversary of our 2012 Annual Meeting, written notice by a stockholder must be given no earlier than the close of business 120 days prior to the date of the 2013 Annual Meeting and no later than the later of 90 days prior to the date of the 2013 Annual Meeting or the close of business on the tenth day following the day on which public announcement of the 2013 Annual Meeting is made. Stockholder proposals or nominations for director that do not meet the notice requirements set forth above and further described in Section 2.11 of our By-laws will not be acted upon at the 2013 Annual Meeting.

Q:	I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the Securities and Exchange Commission has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-800-542-1061. If you are a beneficial stockholder, please contact your bank, broker, trustee or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of September 17, 2012, by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each director and each nominee for election as a member of our Board of Directors, (3) each of the named executive officers named in the “Fiscal Years 2010 — 2012 Summary Compensation Table” on page 45 and (4) all current directors and executive officers as a group. This table is based on information supplied to us by our executive officers, directors and principal stockholders or included in a Schedule 13G or Schedule 13D filed with the Securities and Exchange Commission.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Greater than 5% Stockholders:
Hitachi, Ltd.(3)	25,000,000	9.60%
6-6 Marunouchi 1-chome, Chiyoda-ku, Tokyo, 100-8280 Japan
BlackRock Inc.(4)	19,300,558	8.26%
40 East 52nd Street, New York, NY 10022
The Vanguard Group, Inc.(5)	13,635,802	5.83%
100 Vanguard Blvd., Malvern, PA 19355
Directors:
Kathleen A. Cote(6)	102,263	*
Henry T. DeNero(6)	120,418	*
William L. Kimsey(6)	75,403	*
Michael D. Lambert(6)	79,575	*
Len J. Lauer(6)	20,047	*
Matthew E. Massengill(6)	114,852	*
Roger H. Moore(6)	101,619	*
Kensuke Oka(6)	0	*
Thomas E. Pardun(6)(7)	117,926	*
Arif Shakeel(6)	56,734	*
Masahiro Yamamura(6)	0	*
Named Executive Officers:
John F. Coyne(8)(9)	1,808,143	*
Wolfgang U. Nickl(9)	102,994	*
Stephen D. Milligan(9)	1,000	*
Timothy M. Leyden(9)	414,987	*
James J. Murphy(9)	17,212	*
All Directors and Current Executive Officers as a group (16 persons)(10)	3,133,173	1.27%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	We determine beneficial ownership in accordance with the rules of the Securities and Exchange Commission. We deem shares subject to options that are exercisable as of or within 60 days after September 17, 2012, as well as shares subject to restricted stock unit awards scheduled to vest within 60 days after September 17, 2012, as outstanding for purposes of computing the share amount and the percentage ownership of the person holding such awards, but we do not deem them outstanding for purposes of computing the percentage ownership of any other person. We also deem shares representing deferred stock units credited to accounts in our Deferred Compensation Plan as of September 17, 2012 as outstanding for purposes of computing the share amount and the percentage ownership of the person to whose account those units are credited, but we do not deem them outstanding for purposes of computing the percentage ownership of any other person.

(2)	Except as otherwise noted below, we determine applicable percentage ownership on 245,206,267 shares of our common stock outstanding as of September 17, 2012. To our knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name.

(3)	Beneficial and percentage ownership information is based on information contained in a Schedule 13D filed with the Securities and Exchange Commission on March 15, 2012 by Hitachi, Ltd. (“Hitachi”). According to the schedule, as of March 8, 2012, Hitachi has sole voting and sole dispositive power with respect to 25,000,000 shares, which shares were acquired by Hitachi, together with cash consideration, in connection with our acquisition on March 8, 2012 of all of the outstanding stock of Viviti Technologies Ltd., until recently known as Hitachi Global Storage Technologies (“HGST”), a wholly owned subsidiary of Hitachi.

(4)	Beneficial and percentage ownership information is based on information contained in Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on February 10, 2012 by BlackRock, Inc. (“BlackRock”). According to the schedule, as of December 31, 2011, BlackRock has sole voting and sole dispositive power with respect to 19,300,558 shares. None of BlackRock’s subsidiaries individually owns more than 5% of our common stock.

(5)	Beneficial and percentage ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2012 by The Vanguard Group, Inc. (“Vanguard”). According to the schedule, as of December 31, 2011, Vanguard has sole voting power with respect to 322,228 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 13,313,574 shares and shared dispositive power with respect to 322,228 shares. Vanguard Fiduciary Trust Company (“VFTC”), a wholly owned subsidiary of Vanguard, is the beneficial owner of 322,228 shares as a result of its serving as investment manager of collective trust accounts. VFTC directs the voting of these shares.

(6)	Includes shares of our common stock that may be acquired as of or within 60 days after September 17, 2012 through the exercise of stock options as follows: Ms. Cote (68,113), Mr. DeNero (36,428), Mr. Kimsey (45,613), Mr. Lambert (58,113), Mr. Lauer (20,047), Mr. Massengill (45,613), Mr. Moore (29,350), Mr. Oka (0), Mr. Pardun (68,113), Mr. Shakeel (39,555) and Mr. Yamamura (0). Includes shares of our common stock that may be acquired within 60 days after September 17, 2012 through the vesting of restricted stock unit awards as follows: Ms. Cote (3,244), Mr. DeNero (3,244), Mr. Kimsey (3,244), Mr. Lambert (3,244), Mr. Lauer (0), Mr. Massengill (3,244), Mr. Moore (3,244), Mr. Oka (0), Mr. Pardun (3,244), Mr. Shakeel (3,244) and Mr. Yamamura (0). Restricted stock unit awards are payable in an equivalent number of shares of common stock in connection with the vesting of the award. Also includes shares representing deferred stock units credited to accounts in our Deferred Compensation Plan as of September 17, 2012 as follows: Ms. Cote (29,188), Mr. DeNero (53,684), Mr. Kimsey (2,708), Mr. Lambert (0), Mr. Lauer (0), Mr. Massengill (0), Mr. Moore (57,567), Mr. Oka (0), Mr. Pardun (31,115), Mr. Shakeel (0) and Mr. Yamamura (0). Deferred stock units are payable in an equivalent number of shares of common stock in connection with the retirement or other separation from service of the director, or earlier in connection with the director’s deferral election.

(7)	Includes 15,454 shares of our common stock held in a family trust.

(8)	Mr. Coyne is also a member of our Board of Directors.

(9)	Includes shares of our common stock that may be acquired as of or within 60 days after September 17, 2012 through the exercise of stock options as follows: Mr. Coyne (1,024,499), Mr. Nickl (87,540), Mr. Milligan (0), Mr. Leyden (334,156), and Mr. Murphy (17,212). Includes shares of our common stock that may be acquired within 60 days after September 17, 2012 through the vesting of restricted stock unit awards as follows: Mr. Coyne (0), Mr. Nickl (2,151), Mr. Milligan (0), Mr. Leyden (0), and Mr. Murphy (0).

(10)	Includes 1,874,352 shares of our common stock that may be acquired as of or within 60 days after September 17, 2012 through the exercise of stock options by our directors and our current executive officers. Includes 28,103 shares of our common stock that may be acquired within 60 days after September 17, 2012 through the vesting of restricted stock unit awards by our directors and our current executive officers. Also includes 174,262 shares of our common stock representing deferred stock units as described in footnote (6) above.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of twelve directors. Each director serves a one-year term and is subject to re-election at each annual meeting of stockholders. Upon the recommendation of the Governance Committee, our Board of Directors has nominated all twelve of our current directors for re-election to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified. In a Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 10, 2012, we announced that Mr. Coyne has decided to retire as our Chief Executive Officer and one of our directors on January 2, 2013. Mr. Coyne will stand for re-election to the Board of Directors at the Annual Meeting of Stockholders to be held on November 8, 2012. Following Mr. Coyne’s retirement, Stephen D. Milligan, our President, will succeed Mr. Coyne as Chief Executive Officer and will be appointed to the Board of Directors.

Nominees for Election

Our nominees for election to our Board of Directors at the Annual Meeting include eleven independent directors, as defined by the applicable listing standards of The NASDAQ Stock Market LLC (the “NASDAQ Stock Market”), and one current member of our senior management. Each of the nominees is currently a member of our Board of Directors and has consented to serve as a director if elected.

Messrs. Oka and Yamamura, who were appointed to the Board of Directors on May 17, 2012, were recommended to the Governance Committee and designated by Hitachi, Ltd. (“Hitachi”), one of our stockholders, to serve as members of our Board of Directors pursuant to an Investor Rights Agreement, dated March 8, 2012, between us and Hitachi (the “Investor Rights Agreement”), which was entered into in connection with our acquisition of Viviti Technologies, Ltd., formerly known as Hitachi Global Storage Technologies (“HGST”), a subsidiary of Hitachi. Messrs. Oka and Yamamura are referred to in this Proxy Statement as the “Hitachi Designated Directors.” Additional information concerning the terms of the Investor Rights Agreement and Hitachi’s right to designate two directors to our Board of Directors is available below in the “Transactions With Related Persons” section under the heading “Agreements with Hitachi, Ltd.”

If you submit a proxy or voting instruction form but do not give specific instructions with respect to the election of directors, your shares will be voted “FOR” each of the twelve nominees named in this Proxy Statement. If you wish to give specific instructions with respect to the election of directors, you may do so by indicating your instructions on your proxy or voting instructions and submitting your proxy or voting instructions as described herein. In the event that, before the Annual Meeting, any of the nominees for director should become unable to serve if elected, the persons named as proxies may vote for a substitute nominee designated by our existing Board of Directors to fill the vacancy or for the balance of the nominees, leaving a vacancy, unless our Board of Directors chooses to reduce the number of directors serving on the Board of Directors. Our Board of Directors has no reason to believe that any of its director nominees for election at the Annual Meeting will be unwilling or unable to serve if elected as a director.

In recommending director nominees for selection to the Board, the Governance Committee considers a number of factors, which are described in more detail below under “Director Candidates.” In considering these factors, the Governance Committee and the Board consider the fit of each individual’s experience, qualifications, attributes and skills with those of our other directors, to build a board of directors that, as a whole, is effective, collegial and responsive to the company and our stockholders.

The following biographical information for each of the twelve nominees includes information about the director’s age, his or her principal occupations and employment during at least the last five years, the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years, and the specific experience, qualifications, attributes or skills that led our Board of Directors to conclude that the individual should serve as a director. We value their numerous years of service to the company and their business experience and acumen.

Kathleen A. Cote, 63, has been a director since January 2001. She was the Chief Executive Officer of Worldport Communications, Inc., a European provider of Internet managed services, from May 2001 to

June 2003. From September 1998 until May 2001, she served as President of Seagrass Partners, a provider of expertise in business planning and strategic development for early stage companies. From November 1996 until January 1998, she served as President and Chief Executive Officer of Computervision Corporation, an international supplier of product development and data management software. She is currently a director of VeriSign, Inc. and GT Advanced Technologies, Inc., and, within the last five years, also served as a director of Asure Software, Inc. (formerly Forgent Networks, Inc.) and 3Com Corporation.

Ms. Cote is a seasoned business executive with numerous years of experience overseeing global companies focused on technology and operations, which is directly relevant to our business. Her financial and accounting skills qualify her as an audit committee financial expert under Securities and Exchange Commission rules. She has served on numerous public company boards of directors, including on the audit and governance committees of those boards, providing our Board of Directors with valuable board-level experience. Her tenure on our Board of Directors also provides us with specific expertise and insight into our business. We believe these experiences, qualifications, attributes and skills qualify her to serve as a member of our Board of Directors.

John F. Coyne, 62, has been a director since October 2006. He joined us in 1983 and has served in various executive capacities. From November 2002 until June 2005, Mr. Coyne served as Senior Vice President, Worldwide Operations, from June 2005 until November 2005, he served as Executive Vice President, Worldwide Operations, and from November 2005 until June 2006, he served as Executive Vice President and Chief Operations Officer. Effective June 2006, he was named President and Chief Operating Officer. In January 2007, he became President and Chief Executive Officer. Effective March 8, 2012, in connection with our acquisition of HGST and our employment of Mr. Milligan as our President, Mr. Coyne now serves as our Chief Executive Officer. As announced in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 10, 2012, Mr. Coyne has decided to retire as our Chief Executive Officer and as a director on January 2, 2013. Mr. Coyne is currently a director of Jacobs Engineering Group Inc.

Mr. Coyne’s nearly 30 years of experience in our industry, including more than five years as our President and Chief Executive Officer, contributes indispensable knowledge and expertise to the Board of Directors. He has served Western Digital in numerous executive capacities around the globe, providing our Board of Directors with valuable operations, manufacturing and international experience. He also has extensive experience overseeing Western Digital’s global talent acquisition and retention program and identifying, overseeing and integrating merger and acquisition transactions, both of which are significantly important to the Board of Directors. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Henry T. DeNero, 66, has been a director since June 2000. He was Chairman and Chief Executive Officer of Homespace, Inc., a provider of Internet real estate and home services, from January 1999 until it was acquired by LendingTree, Inc. in August 2000. From July 1995 to January 1999, he was Executive Vice President for First Data Corporation, a provider of information and transaction processing services. Prior to 1995, he was Vice Chairman and Chief Financial Officer of Dayton Hudson Corporation, a general merchandise retailer, and was previously a Director of McKinsey & Company, a management consulting firm. He is currently a director of THQ, Inc. and, within the last five years, also served as a director of Vignette Corp.

Mr. DeNero has executive level experience in a broad range of industries, which demonstrates to the Board his ability to lead and provide strategic input on a wide range of issues. His extensive experience at McKinsey & Company, a respected consulting firm, provides the Board with valuable insights into corporate strategy and problem resolution. He has significant experience working in Japan and Europe in his positions with McKinsey & Company, which are two important geographic locations for our company. His financial skills and prior experience as a Chief Financial Officer qualify him as an audit committee financial expert under Securities and Exchange Commission rules. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

William L. Kimsey, 70, has been a director since March 2003. He is a veteran of 32 years’ service with Ernst & Young Global, a global independent accounting firm, and served as that firm’s Global Chief Executive Officer from 1998 to 2002. Mr. Kimsey also served at Ernst & Young as director of management consulting in St. Louis, office managing partner in Kansas City, Vice Chairman and Southwest Region managing partner in Dallas, Vice Chairman and West Region managing partner in Los Angeles, Deputy Chairman and Chief Operating Officer and, from 1998 to 2002, Chief Executive Officer of Ernst & Young Global Ltd., and a member of the global executive board. He is currently a director of Accenture plc. and Royal Caribbean Cruises Ltd. and, within the last five years, also served as a director of NAVTEQ Corporation.

As a certified public accountant for numerous years and the former Chief Executive Officer of one of the largest global public accounting firms in the world, Mr. Kimsey provides our Board of Directors with valuable experience and insight into accounting and finance matters, and that experience qualifies him as an audit committee financial expert under Securities and Exchange Commission rules. He also brings expertise and knowledge of the complexities of growing and managing a global business. He has extensive experience negotiating, overseeing and integrating merger and acquisition transactions at both the executive and board level, which is experience highly valued by our Board of Directors. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Michael D. Lambert, 65, has been a director since August 2002. From 1996 until he retired in May 2002, he served as Senior Vice President for the Enterprise Systems Group of Dell Inc., a computer system company. During that period, he also participated as a member of a six-man operating committee at Dell, which reported to the Office of the Chairman. Mr. Lambert served as Vice President, Sales and Marketing for Compaq Computer Corporation, a global information technology company, from 1993 to 1996. Prior to that, for four years, he ran the Large Computer Products division at NCR/AT&T Corporation as Vice President and General Manager. Mr. Lambert began his career with NCR Corporation, where he served for 16 years in product management, sales and software engineering capacities. Within the last five years, Mr. Lambert served as a director of Vignette Corp.

Mr. Lambert has extensive experience serving in numerous executive positions with several technology companies, which provides the Board with valuable executive-level insights. He has particular expertise in areas of sales, marketing and operations, especially in the enterprise systems business, which is an important segment for the company. He also has direct experience managing merger and acquisition transactions gained through his positions at Dell and NCR/AT&T Corporation. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Len J. Lauer, 55, has been a director since August 2010. He is the Chairman and Chief Executive Officer of Memjet, a color printing technology company. Prior to joining Memjet in January 2010, Mr. Lauer was Executive Vice President and Chief Operating Officer of Qualcomm, Inc., a developer and manufacturer of digital telecommunications products and services, from August 2008 through December 2009, and he was Executive Vice President and Group President from December 2006 through July 2008. Prior to joining Qualcomm, Inc., Mr. Lauer was Chief Operating Officer of Sprint Nextel Corp., a global communications company, from August 2005 to December 2006, and he was President and Chief Operating Officer of Sprint Corp. from September 2003 until the Sprint-Nextel merger in August 2005. Prior to that, he was President-Sprint PCS from October 2002 until October 2004, and was President-Long Distance (formerly the Global Markets Group) from September 2000 until October 2002. Mr. Lauer also served in several executive positions at Bell Atlantic Corp. from 1992 to 1998 and spent the first 13 years of his business career at IBM in various sales and marketing positions. Within the last five years, Mr. Lauer served as a director of H&R Block, Inc.

Mr. Lauer brings to the Board of Directors significant senior executive leadership experience from large, multi-national public technology companies, which provides a valuable perspective to our Board of Directors. Mr. Lauer’s experience provides our Board of Directors with insight into the role of technology solutions for the consumer products market, which is an important part of our business. He has also served on other public company boards and board committees, providing our Board of Directors with important board-level experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Matthew E. Massengill, 51, has been a director since January 2000. He joined us in 1985 and served in various executive capacities with us until January 2007. From October 1999 until January 2000, he served as Chief Operating Officer, from January 2000 until January 2002, he served as President, and from January 2000 until October 2005, he served as Chief Executive Officer. Mr. Massengill served as Chairman of the Board of Directors from November 2001 until March 2007. He is currently a director of Microsemi Corporation and GT Advanced Technologies, Inc. and, within the last five years, also served as a director of Conexant Systems, Inc. and ViewSonic Corporation.

Mr. Massengill’s 27 years of service to Western Digital, including 13 years as either an executive or Board member, provide our Board of Directors with extensive and significant experience directly relevant to our business. As our former Chief Executive Officer, he has a deep understanding of our operations, provides valuable knowledge to our Board of Directors on the issues we face to achieve our strategic objectives and has extensive international experience. His service on numerous other public company boards of directors also provides our Board of Directors with important board-level perspective. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Roger H. Moore, 70, has been a director since June 2000. He served as President and Chief Executive Officer of Illuminet Holdings, Inc., a provider of network, database and billing services to the communications industry, from January 1996 until it was acquired by VeriSign, Inc. in December 2001, and he retired at that time. He was a member of Illuminet’s Board of Directors from July 1998 until December 2001. From September 1998 to October 1998, he served as President, Chief Executive Officer and a director of VINA Technologies, Inc., a telecommunications equipment company. From June 2007 to November 2007, Mr. Moore served as interim President and Chief Executive Officer of Arbinet-thexchange, Inc., an electronic market for communications capacity. Mr. Moore served as the Chief Executive Officer of the Communications Services Group of VeriSign, Inc., an operator of infrastructure services, from December 2007 until its acquisition by TNS, Inc. in May 2009. He is currently a director of Consolidated Communications Holdings, Inc. and VeriSign, Inc. and, within the last five years, also served as a director of Arbinet-thexchange, Inc.

Mr. Moore’s numerous years of experience as a chief executive of both public and private companies provides the Board of Directors with valuable administrative and operational insight. He has significant experience negotiating and overseeing joint venture, merger and acquisition transactions in both a senior executive and board member capacity gained through his numerous executive positions, which is highly valued by the Board of Directors. He also serves and has served on numerous other public company boards of directors, which provides our Board of Directors with valuable board-level experience. In addition, Mr. Moore has significant experience conducting business in Asia, which is an important geographic region for our company. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Kensuke Oka, 59, has been a director since May 2012. Mr. Oka is President and Chief Executive Officer of Hitachi America, Ltd., a subsidiary of Hitachi. He has served Hitachi companies since 1976 in leadership roles for numerous functional departments. Prior to his current role, he was Corporate Officer and General Manager of the Intellectual Property Group for Hitachi. Prior to that, beginning in 2006, he served Hitachi Asia, Ltd., as Deputy Managing Director. Prior to 2006, he held positions of Deputy General Manager of the Intellectual Property Group, General Manager of the Power & Industrial Systems Group, and Senior Manager, first for the Corporate Communications Division and then for the Human Resources Department.

Mr. Oka brings to the Board of Directors senior executive leadership experience with Hitachi, one of our largest stockholders, which provides a valuable perspective to our Board of Directors. He has significant experience in the technology sector from his numerous years of experience with Hitachi’s intellectual property group. Mr. Oka also brings significant experience conducting business in Japan, which is an important geographic region for our company following the acquisition of HGST. We believe these experiences, qualifications, attributes and skills qualify Mr. Oka to serve as a member of our Board of Directors.

Thomas E. Pardun, 68, has been a director since 1993 and Chairman of the Board of Directors since April 2007. He also served as Chairman of the Board of Directors from January 2000 until November 2001. Mr. Pardun was President of MediaOne International Asia Pacific (previously U.S. West International, Asia-Pacific, a subsidiary of U.S. West, Inc.), an owner/operator of international properties in cable television, telephone services, and wireless communications companies, from May 1996 until his retirement in July 2000. Before joining U.S. West, Mr. Pardun was President of the Central Group for Sprint, as well as President of Sprint’s West Division and Senior Vice President of Business Development for United Telecom, a predecessor company to Sprint. Mr. Pardun also held a variety of management positions during a 19-year tenure with IBM, a provider of information technology products and services, concluding as Director of product-line evaluation. He is currently a director of CalAmp Corporation, Calix, Inc., Finisar Corporation and MaxLinear, Inc. and, within the last five years, also served as a director of Occam Networks, Inc.

Mr. Pardun’s numerous years of experience in executive level positions in the technology industry provide our Board of Directors with valuable insight and knowledge. He has experience operating and growing businesses in Asia from his time as President of MediaOne International Asia Pacific, which is an important geographic region for our company. He has extensive expertise in matters relating to joint ventures, mergers and acquisitions from his time at MediaOne and Sprint, which is important to our Board of Directors. Mr. Pardun’s tenure on our Board of Directors, including as both Chairman and lead director, and his service on numerous other public company boards of directors also provide valuable perspective to our Board of Directors, especially in leadership and governance matters. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Arif Shakeel, 57, has been a director since September 2004. He joined us in 1985 and has served in various executive capacities. From February 2000 until April 2001, he served as Executive Vice President and General Manager of Hard Disk Drive Solutions, from April 2001 until January 2003, he served as Executive Vice President and Chief Operating Officer, and from January 2002 until June 2006, he served as President. He served as Chief Executive Officer from October 2005 until January 2007. He served as Special Advisor to the Chief Executive Officer from January 2007 until June 2007.

Mr. Shakeel’s more than 25 years of experience in our industry, including service to Western Digital in numerous executive positions and as a Board member, provide valuable knowledge to the Board of Directors in areas of technology, operations, marketing and procurement. As our former Chief Executive Officer, he has a deep understanding of the complexities of our global business. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Masahiro Yamamura, 61, has been a director since May 2012. Mr. Yamamura is General Manager of the semiconductor business division of Hitachi, a position he has held since 2011. In 2010, he served Hitachi as Corporate Officer, while also overseeing HGST as Chairman across 2010 and 2011. Prior to that, in 2009, Mr. Yamamura was President of Hitachi Global Storage Technologies Japan, Ltd., a subsidiary of HGST, after having joined the company in 2008 on assignment as Senior Vice President and advisor to the Chief Executive Officer. Previously, he served Renesas Technology Corporation as Executive General Manager and Managing Officer, and later as Director, Chairman, and Chief Executive Officer of Renesas Technology (Shanghai) Co., Ltd. Mr. Yamamura began his career with Hitachi in the semiconductor department.

Mr. Yamamura brings to the Board of Directors senior executive leadership experience with Hitachi, one of our largest stockholders, which provides a valuable perspective to our Board of Directors. He has significant experience in the hard drive market from his years of service to HGST, providing the Board of Directors with a unique perspective on this newly acquired business. He also brings significant experience with conducting business in Asia, including China and Japan, two critical geographic regions for our company following the acquisition of HGST. We believe these experiences, qualifications, attributes and skills qualify Mr. Yamamura to serve as a member of our Board of Directors.

Vote Required and Recommendation of the Board of Directors

Under our By-laws, in an uncontested election, each director nominee will be elected as a director if the nominee receives the affirmative vote of a majority of the votes cast with respect to his or her election (in other words, the number of shares voted “for” a director must exceed the number of votes cast “against” that director). In a contested election where the number of nominees exceeds the number of directors to be elected, a plurality voting standard will apply and the nominees receiving the greatest number of votes at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. In the case of an uncontested election, if a nominee who is serving as a director is not elected at the Annual Meeting by the requisite majority of votes cast, under Delaware law, the director would continue to serve on the Board of Directors as a “holdover director.” However, under our By-laws, any incumbent director who fails to be elected must offer to tender his or her resignation to our Board of Directors. If the director conditions his or her resignation on acceptance by our Board of Directors, the Governance Committee will then make a recommendation to our Board of Directors on whether to accept or reject the resignation or whether other action should be taken. Our Board of Directors will act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s or the Governance Committee’s decision. A nominee who was not already serving as a director and is not elected at the Annual Meeting by a majority of the votes cast with respect to such director’s election will not be elected to our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Ethics

Our Board of Directors has adopted Corporate Governance Guidelines, which provide the framework for the governance of our company and represent the Board’s current views with respect to selected corporate governance issues considered to be of significance to stockholders. Our Board of Directors has also adopted a Code of Business Ethics that applies to all of our directors, employees and officers, including our Chief Executive Officer, Chief Financial Officer, President, Subsidiary Presidents, Chief Accounting Officer and Controller. The current versions of the Corporate Governance Guidelines and the Code of Business Ethics are available on our website under the Investor Relations section at investor.wdc.com. In accordance with rules adopted by the Securities and Exchange Commission and The NASDAQ Stock Market LLC (“NASDAQ Stock Market”), we intend to promptly disclose future amendments to certain provisions of the Code of Business Ethics, or waivers of such provisions granted to executive officers and directors, on our website under the Investor Relations section at investor.wdc.com.

Director Independence

Our Board of Directors has reviewed and discussed information provided by the directors and our company with regard to each director’s business and personal activities, as well as those of the director’s immediate family members, as they may relate to Western Digital or its management. The purpose of this review is to determine whether there are any transactions or relationships that would be inconsistent with a determination that a director is independent under the listing standards of the NASDAQ Stock Market. Based on its review, the Board of Directors has affirmatively determined that, except for serving as a member of our Board of Directors, none of Messrs. DeNero, Kimsey, Lambert, Lauer, Massengill, Moore, Oka, Pardun, Shakeel and Yamamura or Ms. Cote has any relationship that, in the opinion of the Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities as a director, and that each of such directors qualifies as “independent” as defined by the listing standards of the NASDAQ Stock Market. Messrs. Mr. Coyne is a current full-time, executive-level employee of Western Digital and, therefore, is not “independent” as defined by the listing standards of the NASDAQ Stock Market.

Board Leadership Structure

Our Board of Directors does not have a policy with respect to whether the role of the Chairman and the Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. However, our Corporate Governance Guidelines require that, if the Chairman of the Board is not an independent director, the chairman of the Governance Committee will serve as a lead director. The lead director will act as a liaison between the independent directors and management and is responsible for assisting the Chairman in establishing the agenda for Board meetings, for coordinating the agenda for, and chairing, the executive session of the non-management directors, and for performing such other duties as may be specified by the Board from time to time.

We currently separate the roles of Chief Executive Officer and Chairman. The Board of Directors believes this is the appropriate leadership for our company at this time because it permits our Chief Executive Officer to focus on setting the strategic direction of the company and the day-to-day leadership and performance of the company, while permitting the Chairman to focus on providing guidance to the Chief Executive Officer and setting the agenda for Board meetings. The Board also believes that the separation of the Chief Executive Officer and Chairman roles assists the Board in providing robust discussion and evaluation of strategic goals and objectives. However, our Board of Directors acknowledges that no single leadership model is right for all companies at all times. As such, our Board of Directors periodically reviews its leadership structure and may, depending on the circumstances, choose a different leadership structure in the future.

Risk Oversight and Compensation Risk Assessment

Board’s Role in Risk Oversight.    The Board of Directors’ role in risk oversight involves both the full Board of Directors and its committees. The Audit Committee, whose charter requires it to review and discuss the company’s policies with respect to risk assessment and risk management, has primary responsibility for oversight of our enterprise risk management, or ERM, program on behalf of the Board. Our chief audit executive, who reports independently to the Audit Committee, facilitates the ERM process as part of our strategic planning process. As part of the ERM process, each of our major business unit and functional area heads, with the assistance of their staff, semi-annually completes a questionnaire used to identify risks that could affect achievement of our business goals and strategy, and the actions taken or to be taken to mitigate and/or respond to such risks. Representatives from our internal audit function also interview these individuals to elicit additional information. After input from these individuals is received, our internal audit function summarizes the results of the questionnaires and interviews and provides an analysis to a summary review committee for each of our WD and HGST subsidiaries consisting of all individuals reporting to that respective subsidiary President. At each summary review committee meeting, the risks for that subsidiary are reviewed and commented upon as to risk likelihood and impact. The analysis is updated based on input from the summary review committees, and an analysis is again performed to create a consolidated company risk profile. All three analyses are provided to the WDC Chief Executive Officer, WDC President and WDC Chief Financial Officer for final review. Once the analysis is finalized, it is reviewed and discussed by the Audit Committee. Senior management then reviews the analysis with the Board of Directors on at least an annual basis. The final analyses, including the input from the Audit Committee and full Board, is then reviewed with the respective summary review committee for each subsidiary and used by our internal audit function in its internal audit planning. In addition, an abbreviated analysis is also reviewed and updated by senior management on a quarterly basis in connection with the preparation of the risk factors included in our periodic reports. In addition to the formal ERM program, each of the other Board committees is charged with identifying potential risks to the company during the course of their respective committee work. If a committee identifies a potential risk during the course of its work, the potential risk is to be raised to the Audit Committee and full Board for inclusion in the ERM program discussed above. In addition, the Board as a whole is updated throughout the year on specific risks and mitigating controls in the course of its review of our strategy and business plan and through reports to the Board by its respective committees and senior members of management.

Our Board of Directors believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership Structure” above.

Compensation Risk Assessment.    Consistent with Securities and Exchange Commission disclosure requirements, in August 2012 we reviewed our compensation policies and practices to determine whether they encourage excessive risk taking. Although all compensation programs worldwide were reviewed, the focus was on the programs with variability of payout. Based on this comprehensive review, we concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the company for the following reasons:

•	We believe our programs appropriately balance short- and long-term incentives;

•	Our long-term incentive grants for senior management are allocated between stock options, restricted stock units and long-term cash awards, which provide a balance of incentives;

•	Our long-term incentive awards generally are granted on an annual basis with long-term, overlapping vesting periods to motivate eligible recipients to focus on sustained stock price appreciation;

•

Cash and equity incentive plans contain a cap on the maximum payout; the Compensation Committee (or other applicable program administrator) generally retains authority to reduce the incentive plan payouts in its discretion;

•

In determining whether to exercise its authority to reduce cash incentive plan payouts, the plan administrator may consider qualitative factors beyond the quantitative financial metrics, including compliance and ethical behaviors;

•

Our long-term cash incentive awards are not overly reliant on one performance measure and generally include a mix of sales and profitability targets to mitigate the risk of employees focusing exclusively on short term top-line growth at the expense of sustained profitability;

•	Our Chief Executive Officer’s significant equity holdings help protect against short-term risk taking at the expense of long-term growth and stability;

•

Our executive stock ownership guidelines require that all of our senior executives hold a significant amount of our equity to further align their interests with stockholders over the long term, and all of our senior executives are in compliance with the guidelines; and

•	We have a compensation recovery (“clawback”) policy applicable in the event an officer’s misconduct leads to an accounting restatement.

Committees

Our Board of Directors has standing Executive, Audit, Compensation and Governance Committees. The Governance Committee, among other things, performs functions similar to a nominating committee. Our Board of Directors usually determines the membership of these committees at its organizational meeting held immediately after the annual meeting of stockholders. The following table identifies the current members of the committees:

Director	Executive	Audit	Compensation	Governance
Kathleen A. Cote		✓		✓
John F. Coyne	Chair
Henry T. DeNero	✓	Chair
William L. Kimsey		✓
Michael D. Lambert			Chair
Len J. Lauer			✓
Matthew E. Massengill
Roger H. Moore			✓	✓
Kensuke Oka
Thomas E. Pardun(1)	✓		✓	Chair
Arif Shakeel
Masahiro Yamamura

(1)	Mr. Pardun is our current Chairman of the Board. Mr. Pardun is an independent director under the listing standards of the NASDAQ Stock Market and presides at all executive sessions of our non-management, independent directors.

Executive Committee

Committee Composition and Responsibilities.    The Executive Committee operates pursuant to a written charter that is available on our website under the Investor Relations section at investor.wdc.com. As described in further detail in the written charter of the Executive Committee, between meetings of our Board of Directors, the Executive Committee may exercise all of the powers of our Board of Directors (except those powers expressly reserved to the Board of Directors or to another committee by applicable law or the rules and regulations of the Securities and Exchange Commission or the NASDAQ Stock Market) in the management and direction of the business and conduct of the affairs of the company, subject to any specific directions given by the Board of Directors.

Audit Committee

Committee Composition and Responsibilities.    Our Board of Directors has affirmatively determined that all members of the Audit Committee are independent as defined under the listing standards of the NASDAQ Stock Market and applicable rules of the Securities and Exchange Commission and all members are “audit committee financial experts” as defined by rules of the Securities and Exchange Commission. The Audit Committee operates pursuant to a written charter that is available on our website under the Investor Relations section at investor.wdc.com. As described in further detail in the written charter of the Audit Committee, the key responsibilities of the Audit Committee include: (1) sole responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm and, where appropriate, the termination or replacement of the independent registered public accounting firm; (2) an annual evaluation of the independent registered public accounting firm’s qualifications, performance and independence, including a review and evaluation of the lead partner; (3) pre-approval of all auditing services and permissible non-auditing services to be performed by the independent registered public accounting firm; (4) receipt and review of the reports from the independent registered public accounting firm required annually and prior to the filing of any audit report by the independent registered public accounting firm; (5) review and discussion with the independent registered public accounting firm of any difficulties they encounter in the course of their audit work; (6) establishment of policies for the hiring of any current or former employee of the independent registered public accounting firm; (7) review and discussion with management and the independent registered public accounting firm of our annual and quarterly financial statements prior to their filing or public distribution; (8) general review and discussion with management of the presentation and information to be disclosed in our earnings press releases; (9) periodic review of the adequacy of our accounting and financial personnel resources; (10) periodic review and discussion of our internal control over financial reporting and review and discussion with our principal internal auditor of the scope and results of our internal audit program; (11) review and discussion of our policies with respect to risk assessment and risk management; (12) preparation of the audit committee report included in this Proxy Statement; (13) establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of such complaints by company employees; (14) review of material pending legal proceedings involving the company and other material contingent liabilities; (15) review of significant conflicts of interest and related-party transactions to the extent required by our related person transaction policy or as required by applicable law; and (16) review of any other matters relative to the audit of our accounts and preparation of our financial statements that the Audit Committee deems appropriate.

Compensation Committee

Committee Composition and Responsibilities.    Our Board of Directors has affirmatively determined that all members of the Compensation Committee are independent as defined under the listing standards of the NASDAQ Stock Market. The Compensation Committee operates pursuant to a written charter that is available on our website under the Investor Relations section at investor.wdc.com. As described in further detail in the written charter of the Compensation Committee, the Compensation Committee assists our Board of Directors and our management in defining our executive compensation policy and in carrying out various responsibilities relating to the compensation of our executive officers and directors, including: (1) evaluating and approving compensation for the Chief Executive Officer and for all other executive officers; (2) reviewing and making recommendations to the Board of Directors regarding non-employee director compensation; (3) overseeing the development and administration of our incentive and equity-based compensation plans, including the Incentive Compensation Plan, the 2004 Performance Incentive Plan, the Deferred Compensation Plan and the 2005 Employee Stock Purchase Plan; and (4) reviewing and making recommendations to the Board of Directors regarding changes to our benefit plans. The Compensation Committee is also responsible for reviewing and discussing with our management the “Compensation Discussion and Analysis” section included in this Proxy Statement, for determining whether to recommend to our Board of Directors that it be included in this Proxy Statement, and for preparing the Report of the Compensation Committee that sets forth the Compensation Committee’s determination regarding the Compensation Discussion and Analysis section. The Compensation Committee charter authorizes the Compensation Committee to delegate any of its responsibilities to a subcommittee but the subcommittee must be comprised only of one or more members of the Compensation Committee. Under our equity award guidelines, however, the Compensation Committee does not delegate its authority to grant equity awards to any other committee, subcommittee or individual. The Compensation Committee has no current intention to delegate any of its other responsibilities to a subcommittee.

Role of Executive Officers in Administration of Compensation Program.    While the Compensation Committee is responsible for approving all elements of compensation for our executive officers, certain of our executive officers and other employees assist the Compensation Committee in the administration of our executive compensation program, as explained in more detail in the “Compensation Discussion and Analysis” section under the heading “Role of Executive Officers.” No executive participates in any discussions or decisions regarding his or her own compensation.

Relationship with Compensation Committee Consultant.    The Compensation Committee’s practice has been to retain compensation consultants to provide objective advice and counsel to the Compensation Committee on all matters related to the compensation of executive officers and directors. For fiscal 2012, the Compensation Committee retained Mercer (US) Inc. (“Mercer”), a wholly owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”), as its compensation consultant, with Mercer attending all in-person meetings of the Compensation Committee held during the year. Mercer’s fees for executive compensation consulting to the Compensation Committee in fiscal 2012 were approximately $192,500. A summary of the executive compensation services provided by Mercer during fiscal 2012 is included in the “Compensation Discussion and Analysis” section under the heading “Role of the Compensation Consultant.”

During fiscal 2012, certain MMC affiliates were retained by company management to provide services unrelated to executive compensation, including welfare plan consulting, actuarial and plan administration services with respect to the company’s general health and welfare benefit plans and programs. The aggregate fees paid for those other services in fiscal 2012, either directly by the company or via commissions from third party insurers, were approximately $587,000. These services were approved by company management in the ordinary course of business. As described in more detail in the “Compensation Discussion and Analysis,” Mercer and its affiliates have established and followed safeguards between the executive compensation consultants engaged by the Compensation Committee and the other MMC service providers to the company, which are designed to help ensure that the Compensation Committee’s executive compensation consultants continue to fulfill their role in providing objective, unbiased advice.

Additional information concerning the Compensation Committee’s processes and procedures for consideration and determination of non-employee director compensation is included below under “Director Compensation.”

Governance Committee

Committee Composition and Responsibilities.    Our Board of Directors has affirmatively determined that all members of the Governance Committee are independent as defined under the listing standards of the NASDAQ Stock Market. The Governance Committee, which (among other things) performs functions similar to a nominating committee, operates pursuant to a written charter that is available on our website under the Investor

Relations — Governance section at www.westerndigital.com. As described in further detail in the written charter of the Governance Committee, the key responsibilities of the Governance Committee include: (1) developing and recommending to the Board of Directors a set of corporate governance principles; (2) evaluating and recommending to the Board of Directors the size and composition of the Board of Directors and the size, composition and functions of the committees of the Board of Directors; (3) developing and recommending to the Board of Directors a set of criteria for membership; (4) identifying, evaluating, attracting, and recommending director candidates for membership on the Board of Directors, including directors for election at the annual meeting of stockholders; (5) making recommendations to the Board of Directors on such matters as the retirement age, tenure and resignation of directors; (6) managing the Board of Directors performance review process and reviewing the results with the Board of Directors on an annual basis; (7) overseeing the evaluation of the Chief Executive Officer by the Compensation Committee; and (8) reviewing and making recommendations to the Board of Directors regarding proposals of stockholders that relate to corporate governance.

Director Candidates.    Whenever a vacancy occurs on our Board of Directors, the Governance Committee is responsible for identifying and attracting one or more candidates to fill that vacancy, evaluating each candidate and recommending a candidate for selection by the full Board of Directors. In addition, the Governance Committee is responsible for recommending nominees for election or re-election to the Board of Directors at each annual meeting of stockholders. The Governance Committee is authorized to use any methods it deems appropriate for identifying candidates for Board of Directors membership, including considering recommendations from incumbent directors and stockholders. The Governance Committee is authorized to engage, but during fiscal 2012 did not utilize the services of, an outside search firm to identify suitable potential director candidates.

Once a list of potential candidates is collected, the Governance Committee evaluates the candidates through committee discussions, the assistance of a third party search firm and/or candidate interviews to identify the candidate(s) most likely to advance the interests of our stockholders. While the Governance Committee has no specific minimum qualifications in evaluating a director candidate, our Corporate Governance Guidelines set forth critical factors to be considered in selecting director nominees, which include: the nominee’s personal and professional ethics, integrity and values; the nominee’s intelligence, judgment, foresight, skills, experience (including understanding of marketing, finance, our technology and other elements relevant to the success of a company such as ours) and achievements, all of which the Governance Committee views in the context of the overall composition of the Board of Directors; the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director; having a majority of independent directors on the Board of Directors; and representation of the long-term interests of the stockholders as a whole and a diversity of backgrounds and expertise which are most needed and beneficial to the Board of Directors and to Western Digital. While our Corporate Governance Guidelines do not prescribe specific diversity standards, the Governance Committee considers diversity in the context of the Board as a whole and takes into account the personal characteristics, experience and skills of current and prospective directors to ensure that a broad range of perspectives are represented on the Board. The Governance Committee and the entire Board of Directors conducts a review of the composition of the Board in light of the factors described above at least annually.

Stockholder Recommendations.    A stockholder may recommend a director candidate to the Governance Committee by delivering a written notice to our Secretary at our principal executive offices and including the following in the notice: (1) the name and address of the stockholder as they appear on our books or other proof of share ownership; (2) the class and number of shares of our common stock beneficially owned by the stockholder as of the date the stockholder gives written notice; (3) a description of all arrangements or understandings between the stockholder and the director candidate and any other person(s) pursuant to which the recommendation or nomination is to be made by the stockholder; (4) the name, age, business address and residence address of the director candidate and a description of the director candidate’s business experience for at least the previous five years; (5) the principal occupation or employment of the director candidate; (6) the class and number of shares of our common stock beneficially owned by the director candidate; (7) the consent of the director candidate to serve as a member of our Board of Directors if elected; and (8) any other information required to be disclosed with respect to such director candidate in solicitations for proxies for the election of directors pursuant to applicable rules of the Securities and Exchange Commission. The Governance Committee

may require additional information as it deems reasonably required to determine the eligibility of the director candidate to serve as a member of our Board of Directors.

The Governance Committee will evaluate director candidates recommended by stockholders for election to our Board of Directors in the same manner and using the same criteria as used for any other director candidate. If the Governance Committee determines that a stockholder-recommended candidate is suitable for membership on the Board of Directors, it will include the candidate in the pool of candidates to be considered for nomination upon the occurrence of the next vacancy on the Board of Directors or in connection with the next annual meeting of stockholders. Stockholders recommending candidates for consideration by the Board of Directors in connection with the next annual meeting of stockholders should submit their written recommendation no later than June 1 of the year of that meeting.

Stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 2.11 of our By-laws and within the time periods set forth on page 6 above in response to the question, “May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?”

Meetings and Attendance

During fiscal 2012, there were 8 meetings of the Board of Directors, 13 meetings of the Audit Committee, 10 meetings of the Compensation Committee, 3 meetings of the Governance Committee and no meetings of the Executive Committee. Each of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the period that he or she served in fiscal 2012.

Our Board of Directors strongly encourages each director to attend our annual meeting of stockholders. All of our directors attended last year’s annual meeting of stockholders.

Communicating with Directors

Our Board of Directors provides a process for stockholders to send communications to the Board of Directors, or to individual directors or groups of directors. In addition, interested parties may communicate with our non-executive Chairman of the Board (who presides over executive sessions of the non-management directors) or with the non-management directors as a group. The Board of Directors recommends that stockholders and other interested parties initiate any communications with the Board of Directors (or individual directors or groups of directors) in writing. These communications should be sent by mail to company’s Secretary at Western Digital Corporation, 3355 Michelson Drive, Suite 100, Irvine, California 92612. This centralized process will assist the Board of Directors in reviewing and responding to stockholder and interested party communications in an appropriate manner. The name of any specific intended Board of Directors recipient or recipients should be clearly noted in the communication (including whether the communication is intended only for our non-executive Chairman of the Board or for the non-management directors as a group). The Board of Directors has instructed the Secretary to forward such correspondence only to the intended recipients; however, the Board of Directors has also instructed the Secretary, prior to forwarding any correspondence, to review such correspondence and not to forward any items deemed to be of a purely commercial or frivolous nature (such as spam) or otherwise obviously inappropriate for the intended recipient’s consideration. In such cases, the Secretary may forward some of the correspondence elsewhere within Western Digital for review and possible response.

DIRECTOR COMPENSATION

Executive Summary

We believe that it is important to attract and retain exceptional and experienced directors who understand our business, and to offer compensation opportunities that further align the interests of those directors with the interests of our stockholders. To that end, for non-employee directors other than the Hitachi Designated Directors identified below, we established a director compensation program for fiscal 2012 consisting of a combination of:

•	annual and committee retainer fees, which directors may elect to receive in a combination of cash, common stock and/or deferred stock units under our Non-Employee Directors Stock-for-Fees Plan; and

•	equity incentive awards in the form of stock options and restricted stock units.

We also permit directors (other than the Hitachi Designated Directors) to participate in our Deferred Compensation Plan. Directors who are also one of our employees are generally not entitled to additional compensation under our director compensation program for serving as a director.

Our Compensation Committee reviews our non-employee director compensation on an annual basis. As part of this review, the Compensation Committee’s compensation consultant, Mercer, reviews and evaluates the competitiveness of our director compensation program in light of general director compensation trends and director compensation programs of the peer group companies we use to evaluate our executive compensation program, which are listed in the “Compensation Discussion and Analysis” section below. After receiving input from its compensation consultant, the Compensation Committee makes recommendations to the full Board of Directors regarding any changes in our non-employee director compensation program that the Compensation Committee determines are advisable. Our director compensation program and the changes made to the program for fiscal 2012 are described in more detail in the tables and narrative that follow.

Pursuant to the internal requirements of Hitachi, the Hitachi Designated Directors did not receive any compensation for their services on the Board of Directors in fiscal 2012 and did not participate in any of the director compensation programs described below in fiscal 2012. We are in discussions with Hitachi on the compensation payable to Hitachi for the services of the Hitachi Designated Directors in fiscal 2013 and beyond.

Director Compensation Table for Fiscal 2012

The table below summarizes the compensation of each of our directors for fiscal 2012 who is not also employed by us or one of our subsidiaries (referred to in this Proxy Statement as “non-employee directors”). Mr. Coyne was one of our named executive officers during fiscal 2012 and information regarding compensation to him for fiscal 2012 is presented below in the “Fiscal Years 2010 — 2012 Summary Compensation Table” and the related explanatory tables. As our employee, Mr. Coyne did not receive any additional compensation for his services as a director.

	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(3)(5)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kathleen A. Cote	87,500	124,978	122,626	—	—	—	335,104
Henry T. DeNero	100,000	124,978	122,626	—	—	—	347,604
William L. Kimsey	85,000	124,978	122,626	—	—	—	332,604
Michael D. Lambert	90,000	124,978	122,626	—	—	—	337,604
Len J. Lauer	80,000	124,978	122,626	—	—	—	327,604
Matthew E. Massengill	75,000	124,978	122,626	—	—	—	322,604
Roger H. Moore	82,500	124,978	122,626	—	—	—	330,104
Kensuke Oka(1)	—	—	—	—	—	—	—
Thomas E. Pardun	190,000	124,978	122,626	—	—	—	437,604
Arif Shakeel	75,000	124,978	122,626	—	—	—	322,604
Masahiro Yamamura(1)	—	—	—	—	—	—	—

(1)	Messrs. Oka and Yamamura were appointed to the Board of Directors on May 17, 2012 pursuant to an Investor Rights Agreement, dated March 8, 2012, between us and Hitachi, Ltd. Messrs. Oka and Yamamura are referred to in this Proxy Statement as the “Hitachi Designated Directors.”

(2)	For a description of the fees earned by the non-employee directors other than the Hitachi Designated Directors during fiscal 2012, see the disclosure under “Fiscal 2012 Director Compensation Program for Non-Hitachi Designated Directors” below. As indicated above, pursuant to the internal requirements of Hitachi, the Hitachi Designated Directors did not receive any compensation for their services on the Board of Directors in fiscal 2012.

(3)	The amounts shown reflect the aggregate grant date fair value of equity awards granted in fiscal 2012 computed in accordance with ASC 718 (formerly FAS 123(R)). These amounts were calculated using a binomial option-pricing model based on the assumptions described in Note 8 in the Notes to Consolidated Financial Statements included in our 2012 Form 10-K, but exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards or option awards were forfeited by any of our non-employee directors during fiscal 2012.

(4)	On November 10, 2011, each non-employee director other than the Hitachi Designated Directors was automatically granted an award of 4,846 restricted stock units under our Non-Employee Director Restricted Stock Unit Grant Program. The grant date fair value of each of these awards was $124,978. See footnote (3) above for the assumptions used to value these awards. Our Non-Employee Director Restricted Stock Unit Grant Program is more fully described below under “Non-Employee Director Equity Awards.”

In addition, the following table presents the aggregate number of shares of our common stock covered by stock awards held by each of our non-employee directors on June 29, 2012:

Name	Aggregate Number of Unvested Restricted Stock Units	Aggregate Number of Deferred Stock Units(a)
Kathleen A. Cote	11,879	29,188
Henry T. DeNero	11,879	53,684
William L. Kimsey	11,879	2,708
Michael D. Lambert	11,879	—
Len J. Lauer	9,274	—
Matthew E. Massengill	11,879	—
Roger H. Moore	11,879	57,567
Kensuke Oka	—	—
Thomas E. Pardun	11,879	31,115
Arif Shakeel	11,879	—
Masahiro Yamamura	—	—

(a)	This amount consists of stock units that the director has elected to defer under our Deferred Compensation Plan pursuant to (i) our Non-Employee Directors Stock-for-Fees Plan in lieu of all or a portion of annual retainer or meeting fees earned by the director during the year of the election, and/or (ii) our Non-Employee Director Restricted Stock Unit Grant Program under our 2004 Performance Incentive Plan. The deferred stock units are fully vested and are payable in an equivalent number of shares of our common stock on the payment date specified in accordance with the non-employee director’s deferral election. For a description of the Non-Employee Directors Stock-for-Fees Plan, the Non-Employee Director Restricted Stock Unit Grant Program and the Deferred Compensation Plan, see “Fiscal 2012 Director Compensation Program for Non-Hitachi Designated Directors” below.

(5)

On November 10, 2011, pursuant to our Non-Employee Director Option Grant Program, our Board of Directors approved a grant to each of our non-employee directors other than the Hitachi Designated Directors of a stock option to purchase 11,542 shares of our common stock. Each such stock option has a per-share exercise price of $25.79, which is equal to the closing market price of a share of our common stock on the grant date. The grant date fair value of each of these awards was $122,626. See footnote (3) above for the assumptions used to value these awards. Our Non-Employee Director Option Grant Program is more fully described below under “Non-Employee Director Equity Awards.”

In addition, the following table presents the aggregate number of shares of our common stock covered by stock options held by each of our non-employee directors on June 29, 2012:

	Aggregate Number of Securities Underlying Stock Options
Name	Vested and Exercisable (#)	Unvested (#)	Total (#)
Kathleen A. Cote	61,208	21,541	82,749
Henry T. DeNero	37,399	21,541	58,940
William L. Kimsey	38,708	21,541	60,249
Michael D. Lambert	51,208	21,541	72,749
Len J. Lauer	14,484	31,379	45,863
Matthew E. Massengill	38,708	21,541	60,249
Roger H. Moore	22,445	21,541	43,986
Kensuke Oka	—	—	—
Thomas E. Pardun	71,208	21,541	92,749
Arif Shakeel	32,650	21,541	54,191
Masahiro Yamamura	—	—	—

Fiscal 2012 Director Compensation Program for Non-Hitachi Designated Directors

The following section describes the elements and other features of our director compensation program for fiscal 2012 for non-employee directors other than the Hitachi Designated Directors.

Non-Employee Director Fees

Annual Retainer and Committee Retainer Fees.    The director retainer fees are payable based on Board and committee service from Annual Meeting to Annual Meeting and are paid in a lump sum immediately following the Annual Meeting marking the start of the year. Directors who are appointed to the Board during the year are paid a pro-rata amount of the annual director retainer fees based on service to be rendered for the remaining part of the year after appointment.

The following table sets forth the schedule of the annual retainer and committee membership fees for non-employee directors for fiscal 2012.

Type of Fee	Current Annual Fee
Annual Retainer	$75,000
Lead Independent Director Retainer	$20,000
Non-Executive Chairman of the Board Retainer	$100,000
Additional Committee Retainers
• Audit Committee	$10,000
• Compensation Committee	$5,000
• Governance Committee	$2,500
Additional Committee Chairman Retainers
• Audit Committee	$15,000
• Compensation Committee	$10,000
• Governance Committee	$7,500

The retainer fee to our lead independent director referred to above is paid only if our Chairman of the Board is one of our employees. If our Chairman of the Board is not one of our employees, the Chairman is entitled to the additional Non-Executive Chairman of the Board Retainer referred to above and we pay no additional lead independent director retainer.

Non-employee directors do not receive a separate fee for each Board of Directors or committee meeting they attend. However, we reimburse our non-employee directors for reasonable out-of-pocket expenses incurred to attend each Board of Directors or committee meeting.

Non-Employee Directors Stock-for-Fees Plan.    Under our Amended and Restated Non-Employee Directors Stock-for-Fees Plan, each non-employee director may elect prior to any calendar year to receive shares of our common stock in lieu of any or all of the annual retainer fee(s) otherwise payable to him or her in cash for that calendar year. We determine the number of shares of common stock payable to a non-employee director under the Non-Employee Directors Stock-for-Fees Plan by dividing the amount of the cash fee the director would have otherwise received by the closing market price of a share of our common stock on the date the cash fee would have been paid.

At the time of the election for a calendar year under our Non-Employee Directors Stock-for-Fees Plan, we also permit each non-employee director to defer receipt of any shares he or she has elected to receive in lieu of annual retainer or meeting fees otherwise payable to the director, and we refer to these deferred shares as deferred stock units. See “Deferred Compensation Plan for Non-Employee Directors” below for a further discussion of the material terms of our Deferred Compensation Plan as it applies to compensation deferred by our non-employee directors.

In fiscal 2012, none of our non-employee directors made an election to receive shares of our common stock or deferred stock units in lieu of annual retainer fees otherwise payable to the director for the year.

Non-Employee Director Equity Awards

Non-Employee Director Option Grant Program.    Pursuant to our Non-Employee Director Option Grant Program adopted by our Board of Directors under our 2004 Performance Incentive Plan, we grant each non-employee director upon initial election or appointment to the Board of Directors an option to purchase a number of shares of our common stock that produces an approximate value for the option grant (using a Black-Scholes valuation) equal to $300,000 on the grant date. We also grant each member of the Board upon or as soon as practical after first becoming a non-employee director by virtue of retiring or otherwise ceasing to be employed by us an option to purchase a number of shares of common stock that produces an approximate value for the option grant (using a Black-Scholes valuation) equal to: (i) $125,000, divided by (ii) 365, multiplied by (iii) the number of days from the date such individual first becomes a non-employee director until the anticipated date of our next annual meeting of stockholders. In addition, after a non-employee director joins the Board of Directors, immediately following each annual meeting of stockholders if he or she has been re-elected as a director at that annual meeting, the non-employee director will receive an option to purchase a number of shares of our common stock that produces an approximate value for the option grant (using a Black-Scholes valuation) equal to $125,000 on the grant date. We use a Black-Scholes valuation to calculate the number of options to be granted under our Non-Employee Director Option Grant Program, rather than the binomial valuation methodology we use for financial statement reporting purposes, because the Black-Scholes methodology is more commonly used in the market data the Compensation Committee reviews in connection with its review of our director compensation program. As a result, there is generally a slight difference between the amount reported in the Director Compensation Table for a particular option grant and the option value intended to be granted under the Non-Employee Director Option Grant Program.

The per-share exercise price of stock options granted under our Non-Employee Director Option Grant Program equals the closing market price of a share of our common stock on the date of grant, and the options generally vest over a period of four years, with 25% vesting on the first anniversary of the grant date and 6.25% vesting at the end of each three-month period thereafter. In addition, all stock options granted under the Non-Employee Director Option Grant Program since November 6, 2007 have a seven-year term. Except as described in the next sentence, vested stock options will remain exercisable until the earlier of one year following the date the director ceases to be a director or the expiration date of the stock option. In the event the director retires after four years of service, all stock options granted to the director will immediately vest and will be exercisable by the director until the earlier of (i) three years after the director’s retirement or (ii) the expiration of the original term of the option, provided that, for stock options granted after August 2009, at the date of retire-

ment the director has served as a member of our Board from the grant date of the award through the day before the next annual meeting of stockholders following the grant date. Shares of common stock that we issue upon the exercise of stock options granted under the Non-Employee Director Option Grant Program are subject to the applicable share limits specified in our 2004 Performance Incentive Plan.

Non-Employee Director Restricted Stock Unit Grant Program.    Our Board of Directors has adopted a Non-Employee Director Restricted Stock Unit Grant Program under our 2004 Performance Incentive Plan pursuant to which our non-employee directors automatically receive, immediately following each annual meeting of stockholders if he or she has been re-elected as a director at that annual meeting, an award of restricted stock units equal in value to $125,000 (based on the closing market value of an equivalent number of shares of our common stock on the grant date). We award non-employee directors who are newly elected or appointed to the Board of Directors after the date of the annual meeting for a given year a prorated award of restricted stock units for that year. We also award members of our Board a prorated award of restricted stock units upon or as soon as practical after first becoming a non-employee director by virtue of retiring or otherwise ceasing to be employed by us after the annual meeting for a given year. The number of restricted stock units subject to this prorated award is equal to: (i) the number of units subject to the immediately preceding annual unit award, divided by (ii) 365, multiplied by (iii) the number of days from the date such individual first becomes a non-employee director until the scheduled date for the immediately following annual meeting of stockholders. Each award of restricted stock units represents the right to receive an equivalent number of shares of our common stock on the applicable vesting date.

Restricted stock units generally vest 100% on the third anniversary of the grant date. However, if a director retires after having served as a director for at least four continuous years, all unvested restricted stock units will vest immediately upon the director’s retirement, provided that, for restricted stock units granted after August 2009, at the date of retirement the director has served as a member of our Board from the grant date of the award through the day before the next annual meeting of stockholders following the grant date. If a director ceases to be a director for any reason (except removal) prior to meeting the eligibility requirements for accelerated vesting discussed above, then all of the unvested restricted stock units granted in the first twelve months prior to termination will terminate without vesting, one-third of all unvested restricted stock units granted within the second twelve-month period prior to termination will immediately vest and become payable, and two-thirds of all unvested restricted stock units granted within the third twelve-month period prior to termination will immediately vest and become payable. If dividends are paid prior to the vesting and payment of any restricted stock units granted to our non-employee directors, the director is credited with additional restricted stock units as dividend equivalents that are subject to the same vesting requirements as the underlying restricted stock units. Shares of common stock issued in respect of the Non-Employee Director Restricted Stock Unit Grant Program are subject to the applicable share limits specified in our 2004 Performance Incentive Plan.

Director Stock Ownership Guidelines.    Under our director stock ownership guidelines, directors are prohibited from selling any shares of our common stock (other than in a same-day sale in connection with an option exercise to pay the exercise price of the option or to satisfy any applicable tax withholding obligations) unless they own “qualifying shares” with a market value of at least $300,000. Common stock, restricted stock units, deferred stock units and common stock beneficially owned by the director by virtue of being held in a trust, by a spouse or by the director’s minor children are considered qualifying shares for purposes of the stock ownership requirement. Shares the director has a right to acquire through the exercise of stock options (whether or not vested) are not counted towards the stock ownership requirement.

Deferred Compensation Plan for Non-Employee Directors

For each calendar year, we permit each non-employee director to defer payment of between a minimum of $2,000 and a maximum of 80% of any cash compensation to be paid to the director during that calendar year in accordance with our Deferred Compensation Plan. If a director has elected to receive common stock pursuant to our Non-Employee Directors Stock-for-Fees Plan in lieu of annual retainer or meeting fees otherwise payable to the director, the director is also permitted to make a deferral election with respect to such common stock. In that event, we credit deferred stock units to the director’s deferred compensation account in an amount equal to the cash fee the director would have otherwise received divided by the closing market price of a share of our common stock on the date the cash fee would have been paid. The deferred stock units carry no voting or dividend rights.

We also permit non-employee directors to defer payment of any restricted stock units awarded under our Non-Employee Director Restricted Stock Unit Grant Program beyond the vesting date of the award. Restricted stock units and other amounts deferred in cash by a director are generally credited and payable in the same manner as amounts deferred by our executive officers and other participants in our Deferred Compensation Plan as further described below under “Fiscal 2012 Non-Qualified Deferred Compensation Table” beginning on page  55.

COMPENSATION DISCUSSION AND ANALYSIS

When we refer to our “executives” or “executive officers” in this section, we mean:

•	John F. Coyne, our Chief Executive Officer, who, on September 10, 2012, announced his decision to retire from the company, effective January 2, 2013;

•	Wolfgang U. Nickl, who served as our Senior Vice President and Chief Financial Officer until August 2012 when he was promoted to Executive Vice President and Chief Financial Officer;

•

Stephen D. Milligan, who joined us as our President on March 8, 2012 in connection with our acquisition of HGST and who will succeed Mr. Coyne as our Chief Executive Officer upon Mr. Coyne’s retirement;

•	Timothy M. Leyden, who served as our Chief Operating Officer until July 25, 2012 when he was appointed President of our WD Subsidiary; and

•	James J. Murphy, our Executive Vice President, Worldwide Sales and Sales Operations.

These individuals are our “named executive officers” under Securities and Exchange Commission rules for fiscal 2012 and are listed in the “Fiscal Years 2010 — 2012 Summary Compensation Table” below.

Executive Summary

Western Digital is an information storage pioneer and long-time industry leader providing products and services on a global scale for people and organizations that collect, manage and use digital information. Managing our global business to provide long-term value for our stockholders requires a team of passionate, innovative, dedicated and experienced executives. Our overriding executive compensation philosophy is clear and consistent — we pay for performance. Our executives are accountable for the performance of the company and the segments they manage and are compensated primarily based on that performance. We believe that our executive compensation program contributes to a high-performance culture where executives are expected to deliver results that drive sustained profitable growth.

Fiscal 2012 was one of the most challenging and exciting years in our 42-year history. During the year, we responded to two historic natural disasters – the after-effects of the earthquake and tsunami in Japan and the severe flooding in Thailand beginning in early fiscal 2012, which resulted in the temporary suspension of our manufacturing operations in Thailand. While addressing the significant challenges resulting from these disasters, we completed the largest acquisition in the history of the industry, our acquisition of HGST for approximately $4.7 billion. When we entered into the agreement to acquire HGST, we believed that it provided the potential for strong financial returns, and we believe our financial results for fiscal 2012 (which include just over one full quarter of results from HGST) provide early support for that proposition. Specifically, in fiscal 2012 we reported record revenue of $12.5 billion, up over 31% from the prior year, and earnings of $6.58 per share, more than double the prior year earnings per share. We also generated over $3 billion in cash flow from operations during the year.

We believe that executive officer compensation for fiscal 2012 was consistent with the objectives of our compensation philosophy and with our performance. The key compensation actions taken by the Compensation Committee for our executive officers are summarized below:

•

Employment Agreements.    On March 7, 2011, in connection with our entry into an agreement to acquire HGST from Hitachi, Ltd., we entered into a new employment agreement with Mr. Coyne, which has a term ending on March 8, 2017, the fifth anniversary of the closing of the transaction. We also entered into a five-year employment agreement with each of Mr. Milligan (who joined us as our President) and

Mr. Leyden (who served as our Chief Operating Officer until July 25, 2012 when he was appointed President of our WD Subsidiary) that became effective upon the closing of the transaction. These employment agreements do not provide for any guaranteed bonuses or long-term incentive compensation, other than the grant of a two-year performance stock unit award granted in May 2012, as explained in more detail below. The agreements also do not contain any severance protection, although these executives participate in our severance plans applicable to all executive officers, and they do not include any tax gross-up provisions. The Compensation Committee determined that these employment agreements were appropriate and advisable in order to help maintain a consistent executive leadership team following the acquisition.

•

Base Salary.    In August and September 2011, the Compensation Committee reviewed the fiscal 2012 base salary levels for executive officers other than Mr. Milligan, who did not join us until March 2012. For fiscal 2012, the Compensation Committee maintained base salary levels for all executive officers other than Mr. Nickl for whom the Compensation Committee approved an increase from $350,000 to $400,000, as explained in more detail below. As indicated above, in March 2012, in connection with the closing of our acquisition of HGST, the employment agreements we entered into with Messrs. Milligan and Leyden became effective. The employment agreement with Mr. Milligan established his initial annual base salary at $800,000. The employment agreement with Mr. Leyden included an increase in his annual base salary from $600,000 to $700,000. After these changes, we believe the base salary levels for our executive officers were within a reasonable range of our stated pay positioning strategy except as described below for Mr. Nickl whose base salary was below the range.

•

Semi-Annual Bonus Opportunity.    In its August and September 2011 review, the Compensation Committee did not make any changes to the target bonus opportunities for executive officers. The employment agreement with Mr. Milligan established his initial annual target bonus opportunity at 125% of annual base salary. The employment agreement with Mr. Leyden included an increase to his annual target bonus opportunity from 100% to 110% of annual base salary. After these changes, target bonus opportunities for our executive officers were generally below our stated pay positioning strategy. For fiscal 2012, these bonus opportunities were earned based on achievement against pre-established adjusted earnings per share goals. Based on our adjusted earnings per share of $2.61 for the first half of fiscal 2012, the Compensation Committee approved payouts under our semi-annual bonus plan of 100% of target for Messrs. Coyne and Leyden, and 130% of target for Messrs. Nickl and Murphy. Based on our adjusted earnings per share of $5.87 for the second half of fiscal 2012, the Compensation Committee approved payouts under our semi-annual bonus plan of 195% of target for all named executive officers. (Please see page 35 for an explanation of adjusted earnings per share for fiscal 2012 to earnings per share under generally accepted accounting principles.)

•

Annual Long-Term Incentive Compensation.    In September 2011, the Compensation Committee approved the grant of long-term incentive awards in the form of stock options, two-year performance cash awards and restricted stock units for executive officers other than Mr. Milligan, who did not join us until March 2012. These awards had a grant date value at the mid-point of pre-established grant guidelines for each such officer other than Mr. Nickl for whom the Compensation Committee approved a grant at the high end of the pre-established grant guidelines. These grants resulted in total direct compensation for our executive officers at or below our stated pay positioning strategy (other than for Mr. Murphy, as explained in more detail below). The Compensation Committee also approved payouts under the two-year performance cash awards granted in September 2010. These awards were earned based on achievement against pre-established cumulative revenue and operating income goals over fiscal 2011 and 2012. Based on our cumulative revenue and operating income performance over fiscal 2011 and 2012 of $22.0 billion and $2.55 billion, respectively, payouts were approved at 228% of target. For Mr. Milligan, in accordance with his employment agreement, in March 2012 the Compensation Committee approved an annual long-term incentive award with a grant date value at the mid-point of pre-established grant guidelines, split equally between stock options and restricted stock units.

•	Performance Stock Unit Awards. As indicated above, the employment agreements we entered into with Messrs. Coyne, Milligan and Leyden in connection with the HGST acquisition provide for the grant of a performance stock unit award. Each performance stock unit award represents a contractual right to receive a target number of shares of our common stock based on achievement of certain performance milestones to be established by the Compensation Committee relating to our acquisition of HGST. Subject to the executive’s continued employment, 50% of the target number of shares are eligible to become earned and payable based on milestones to be established by the Compensation Committee for fiscal 2013, and 50% of the target number of shares are eligible to become earned and payable based on milestones to be established by the Compensation Committee for fiscal 2014. The actual number of shares of our common stock that may become earned and payable for each such fiscal year will range from 0% to 200% of the target number of shares based on the level of achievement of the milestones. The award for Mr. Coyne has a target grant date value of approximately $3.9 million, and the awards for Messrs. Milligan and Leyden each have a target grant date value of approximately $1.9 million. The Compensation Committee determined that these awards were advisable in order to drive specific performance related to the operation of the business following the HGST acquisition.

•

Special Retention Long-Term Incentive Compensation.    In addition to the annual long-term incentive compensation awards described above, in May 2012, the Compensation Committee approved a special long-term incentive grant to Messrs. Nickl and Murphy. The grant was intended to recognize the exceptional performance of these executives during the acquisition of HGST and to retain and motivate such executives to continue to perform at a high level following the acquisition. The Compensation Committee determined in its judgment the size of the special grant based on the level it believed would provide the appropriate retention incentive for these executives. The grant date value of the awards was split equally between stock options and restricted stock units for each executive.

The following discussion summarizes in more detail our executive compensation program, including our compensation objectives and philosophies, the processes and sources of input that are considered in determining compensation for our named executive officers and an analysis of the compensation paid to or earned by our executive officers in fiscal 2012.

Our Executive Compensation Philosophy and Objectives

Our compensation philosophy for our executive officers is based on the belief that the interests of our executives should be closely aligned with the long-term success of our stockholders, employees, customers, suppliers and communicates in which we operate. To support this philosophy, a large portion of each executive officer’s compensation is placed “at risk” and linked to the accomplishment of specific financial or operational goals that are expected to lead to increased value for our stockholders.

Our compensation policies and programs are designed to:

•	attract, develop, reward and retain highly qualified and talented individuals;

•

motivate executives to improve the overall performance of our company as a whole as well as the business group for which each executive is responsible, and reward executives when specific measurable results have been achieved;

•	encourage accountability by giving the Compensation Committee flexibility to take each executive’s individual contribution and performance into account in determining salaries and incentive awards;

•

tie incentive awards to financial and non-financial metrics that we believe drive the performance of the company over the long term to further reinforce the linkage between the interests of our stockholders and our executives; and

•	help ensure compensation levels are both externally competitive and internally equitable.

The Compensation Committee does not use a specific formula for allocating total direct compensation between variable and fixed compensation, between annual and long-term compensation or between cash and non-cash compensation. However, the Compensation Committee believes that a substantial portion of total direct compensation should be at-risk compensation (with the percentage of the executive’s compensation that is at risk increasing as the executive’s responsibility increases), as explained in more detail below under the heading “Analysis of Direct Compensation Allocation.”

Determination of Executive Compensation

Role of the Compensation Committee

Our executive compensation program is administered by our Compensation Committee. The Compensation Committee is responsible for approving all elements of compensation for our executive officers. The Compensation Committee generally reviews the performance and compensation of our executive officers on an annual basis and at the time of hiring, a promotion or other change in responsibilities. The Compensation Committee’s annual review typically occurs shortly after the completion of each fiscal year, with the review for fiscal 2012 compensation commencing in August 2011 and continuing during the Compensation Committee’s meeting in September 2011.

While the Compensation Committee considers our target pay positioning strategy (described below) as one factor in setting compensation for our executives, the Compensation Committee’s practice is to consider all elements of compensation, our compensation philosophy and objectives and a subjective evaluation of other relevant facts and circumstances when determining the appropriate level and mix of each element of compensation for our executive officers, including the following:

•	the executive’s experience, performance and judgment;

•	survey and peer company market data prepared by the Compensation Committee’s compensation consultant, as explained in more detail below;

•	for executives other than the Chief Executive Officer, the Chief Executive Officer’s recommendations;

•	internal equity;

•	summaries of prior and potential future compensation levels (referred to as “tally sheets”);

•	succession planning and retention objectives;

•	past and expected future contributions of the executive; and

•	current company and economic conditions.

The compensation decisions made for fiscal 2012 are explained in more detail below under the section entitled “Elements of Our Executive Compensation Program.”

Role of Executive Officers

While no executive participates in any discussions or decisions regarding his or her own compensation, certain of our executive officers and other employees assist the Compensation Committee in the administration of our executive compensation process. Our Chief Executive Officer works with our Senior Vice President, Human Resources in reviewing the performance of the other named executive officers and developing recommendations to the Compensation Committee regarding the base salaries, bonuses, equity awards and other incentive compensation to these executives for consideration by the Compensation Committee at its annual review. While the Compensation Committee considers these recommendations, the Compensation Committee is solely responsible for making the final decision regarding compensation to our executive officers.

Our Senior Vice President, Human Resources also may provide internal and external compensation data to the Compensation Committee and its compensation consultant. Our Chief Financial Officer or his designee may provide input to the Compensation Committee on the financial targets for our performance-based compensation programs and may present data regarding the impact of compensation programs on our financial statements. Our General Counsel or his designee generally assesses and advises the Compensation Committee regarding the legal implications or considerations involving our compensation program.

The Compensation Committee alone is charged with approving the compensation of our Chief Executive Officer, although the Compensation Committee confers with other members of our Board of Directors in evaluating the Chief Executive Officer’s performance and determining the Chief Executive Officer’s compensation. Our Chief Executive Officer is not present for and does not participate in discussions concerning his own compensation.

Role of the Compensation Consultant

The Compensation Committee’s practice has been to retain compensation consultants to provide objective advice and counsel to the Compensation Committee on all matters related to the compensation of our executive officers and our compensation programs generally. Mercer (US) Inc. (“Mercer”) has been retained by the Compensation Committee as its compensation consultant. The Compensation Committee’s relationship with Mercer is reviewed annually and has continued in fiscal 2012 with Mercer attending all in-person meetings of the Compensation Committee held during the year. Mercer’s responsibilities for fiscal 2012 generally included:

•	providing recommendations regarding the composition of our peer group (described below);

•	gathering and analyzing publicly available data for the peer group;

•	analyzing pay survey data;

•	providing advice regarding best practices and compensation trends, including proxy advisory firms’ evolving positions on executive pay;

•	reviewing and advising on the performance measures to be used in bonus and incentive plan formulas;

•	reviewing and advising on management recommendations regarding target bonus levels, actual bonuses paid and the design and size of equity awards; and

•	advising on the Compensation Committee’s charter.

Mercer communicates regularly with management to gather information and review management proposals, but reports directly to the Compensation Committee. During fiscal 2012, certain affiliates of Marsh & McLennan Companies, Inc. (“MMC”), the parent company of Mercer, also provided welfare plan consulting, actuarial and plan administration services to the company with respect to the company’s general employee benefit plans and programs, as explained in more detail in the section above entitled “Compensation Committee.” However, MMC and its affiliates established and followed safeguards between the executive compensation consultants engaged by the Compensation Committee and the other service providers to the company. Specifically, Mercer provided to the Compensation Committee an annual update on Mercer’s financial relationship with the company, as well as written assurances that, within the MMC organization, the Mercer consultant who performs executive compensation services for the Compensation Committee has a reporting relationship and compensation determined separately from MMC’s other lines of business and from its other work for the company. These safeguards were designed to help ensure that the Compensation Committee’s executive compensation consultants continued to fulfill their role in providing objective, unbiased advice.

Comparative Market Data

To assist the Compensation Committee during its annual review of the competitiveness of compensation levels and the appropriate mix of compensation elements to our executive officers, Mercer uses comparative market data on compensation practices and programs as well as guidance on industry best practices. The Compensation Committee, with guidance from Mercer and input from management, determines the composition of our peer group and reevaluates this group on an annual basis. The evaluation of the peer group generally occurs in May of each year. In May 2011, the Compensation Committee determined that our peer group for the fiscal 2012 annual compensation review would consist of 14 U.S.-based technology companies with size (primarily based on revenue) and business characteristics that we believe are comparable to us and who compete with us for executive talent. Most of the companies included in our fiscal 2012 peer group are, like us, included in the Dow Jones U.S. Technology, Hardware and Equipment Index, which the company has selected as the industry index for purposes of the stock performance graph appearing in our Annual Report for fiscal 2012. Below is a list of the companies in our peer group for fiscal 2012:

Fiscal 2012 Peer Group Companies

	Revenue(1)	Market Value(2)	Employees(3)
	($MM)	($MM)
Advanced Micro Devices, Inc.	$6,379	$4,011	11,100
Applied Materials Inc.	$9,698	$14,672	12,973
Broadcom Corp.	$7,575	$18,602	9,590

Cisco Systems, Inc.	$45,566	$92,426	66,639
EMC Corporation	$20,960	$53,816	53,600
Intel Corporation	$54,527	$133,410	100,100

Lexmark International Group Inc.	$4,010	$1,890	13,300
Micron Technology Inc.	$8,411	$6,276	26,100
NetApp Inc.	$6,233	$11,602	12,149

Qualcomm	$18,368	$95,268	21,200
SanDisk Corporation	$5,231	$8,887	3,939
Seagate Technology	$14,939	$10,715	57,900

Texas Instruments Incorporated	$13,342	$32,831	34,759
Xerox Corporation	$22,591	$10,607	139,700

Western Digital Corporation	$12,478	$7,955	103,111

(1)	Represents the most recent four quarters of revenue as of June 30, 2012.

(2)	Market value as of June 30, 2012.

(3)	Number of employees as disclosed in the most recent Form 10-K.

The peer group for fiscal 2012 was the same as the peer group for fiscal 2011. The company’s revenue approximates the 52nd percentile of the peer group. The peer group compensation data is taken from each company’s most recent proxy statement and other Securities and Exchange Commission filings.

The market data is also collected from the following independent published surveys:

Mercer US Premium Executive Remuneration Suite

Radford Executive Survey

Towers Perrin US CDB High Tech Executive Database

Towers Watson General Industry Top Management Compensation Survey Report - U.S.

The survey data is filtered for high-technology companies (where such data is not available, the surveys are filtered for durable manufacturing companies or general industry), and is adjusted to screen for companies with revenue levels we believe are comparable to ours. In reviewing this market data, the Compensation Committee does not focus on any particular company used in the survey (other than the peer companies noted above). For individuals who are executive officers at the time of the annual review, the survey data and the peer group data are averaged (with the survey and peer group data weighted equally) to create what we refer to in this section as “composite market data.” (For officers who are not executive officers at the time of the annual review, generally only survey data is reviewed.) The composite market data, along with our target pay position strategy outlined below, then provides the Compensation Committee a reference point, which is then one of several factors (as described above) that it uses to make subjective compensation decisions during its annual review.

Consideration of Say-on-Pay Advisory Vote

At our 2011 Annual Meeting of Stockholders, more than 95% of the votes cast on the advisory Say-on-Pay proposal indicated approval of the fiscal 2011 compensation of our named executive officers. The Compensation Committee believes that the vote outcome is an indication that stockholders generally approve of the structure of our executive compensation program and, therefore, the Compensation Committee structured executive compensation for fiscal 2012 in a way that is generally consistent with fiscal 2011. Stockholders will have an opportunity annually to cast an advisory vote in connection with named executive officer compensation.

Elements of Our Executive Compensation Program

Our current executive compensation program consists of several elements. The following chart briefly summarizes the general characteristics of each element of direct compensation, the compensation objectives we believe the element helps us achieve and the Compensation Committee’s target pay position for such element based on the relevant composite market data. Actual pay for individual executive officers can and does vary from our target pay positioning as discussed below.

Element of Direct Compensation	Characteristics	Purpose	Target Pay Position
Base Salary	Fixed component. Annually reviewed by Compensation Committee and adjusted, if and when appropriate.	To attract, develop, reward and retain highly-qualified executive talent and to maintain a stable management team. To compensate executives for sustained individual performance.	Targeted at the median based on composite market data.
Semi-Annual Bonus Opportunity	Performance-based semi-annual cash bonus opportunity. Payable based on level of achievement of Committee-approved semi-annual company performance goals.	To motivate executives
to achieve specified
performance goals that
drive overall company
operational
performance. To
encourage
accountability by
rewarding based on
performance. To
attract, develop,
reward and retain
highly-qualified
		executive talent.	Targeted at a level such that, when added to base salary, target total annual cash compensation is between the median and the 75th percentile based on composite market data.
Long-Term Incentive Compensation	Performance-based long-term component. Generally granted annually in the form of a combination of stock options, restricted stock units and long-term performance cash awards. Amounts actually realized under awards will vary based on stock price appreciation and, in the case of performance vesting awards, company performance relative to Committee-approved performance goals.	To tie incentives to
performance of our
common stock over the
long term. To reinforce
the linkage between
the interests of
stockholders and our
executives. To
motivate executives to
improve multi-year
financial performance.
To attract, develop,
reward and retain
highly-qualified
		executive talent.	Targeted at a level such that, when added to target total annual cash compensation, target total direct compensation is between the median and the 75th percentile based on composite market data.

In addition to these elements of our direct compensation program, we also provide executives with relatively minimal perquisites and certain other indirect benefits, including participation in certain post-employment compensation arrangements. For an analysis of these other features of our compensation program, please refer to the section below entitled “Other Features of our Executive Compensation Program.”

The following sections describe each element of our direct compensation program in more detail and the process for determining the amount of compensation to be paid with respect to each element for fiscal 2012.

Base Salary

Executive officers are paid a base salary that the Compensation Committee believes is sufficient to attract highly-qualified executive talent and to maintain a stable management team. Base salaries are generally reviewed by the Compensation Committee as part of its annual compensation review and at the time of hiring, a promotion or other change in responsibilities. Base salary levels for our executive officers are determined by the Compensation Committee after considering our pay positioning strategy and a subjective evaluation of such factors as the competitive environment, our financial performance, the executive’s experience level and scope of responsibility, and the overall need and desire to retain the executive in light of current performance, future performance, future potential and the overall contribution of the executive. The Compensation Committee exercises its judgment based on all of these factors in making its decisions. No specific formula is applied to determine the weight of each criterion.

For fiscal 2012, the Compensation Committee reviewed the base salaries paid to all our executive officers during its annual review in August and September 2011 (other than Mr. Milligan, who joined us in March 2012). In its fiscal 2012 review, the Compensation Committee concluded that base salary levels were within a reasonable range of our stated pay positioning strategy other than for Mr. Nickl, whose base salary level was significantly below our target pay positioning strategy due to his short tenure as our Chief Financial Officer. After a subjective evaluation of the factors listed above under the heading “Role of the Compensation Committee,” and in light of our pay positioning strategy, the Compensation Committee determined not to make any changes to the base salary levels for any executive officer other than Mr. Nickl. For Mr. Nickl, the Compensation Committee approved an increase in his annual base salary from $350,000 to $400,000. After this increase, Mr. Nickl’s base salary remained below our stated pay positioning strategy, but the Compensation Committee determined that it was nonetheless appropriate in light of the factors described above.

As indicated above, in connection with the closing of the HGST acquisition, the employment agreements we entered into with each of Mr. Milligan and Mr. Leyden became effective in March 2012. The agreement with Mr. Milligan was negotiated with him and established his initial annual base salary at $800,000. While Mr. Milligan’s base salary was above our stated pay positioning strategy, the Compensation Committee determined that it was nonetheless appropriate in light of Mr. Milligan’s base salary at HGST, a subjective evaluation of his expected contributions to the company and the other factors listed above under the heading “Role of the Compensation Committee.” The agreement with Mr. Leyden was negotiated with him and provided for an increase in his annual base salary from $600,000 to $700,000. After this increase, Mr. Leyden’s base salary was slightly above our stated pay positioning strategy but was determined by the Compensation Committee to be appropriate in light of the expected increase in Mr. Leyden’s role following the acquisition.

Semi-Annual Incentive Compensation

Our Incentive Compensation Program, or ICP, formally links cash bonuses for executive officers and other participating employees to our semi-annual financial performance. We believe that the ICP is a valuable component of our overall compensation program because it assists us in achieving our compensation objective of motivating our executives to achieve specified financial and non-financial goals that help to drive our overall financial performance. The ICP also encourages accountability by rewarding executives based both on the actual financial performance achieved as well as a subjective evaluation by the Compensation Committee of other discretionary factors such as individual and business group performance.

Target Awards.    The Compensation Committee establishes target bonus opportunities under the ICP for each executive officer that are expressed as a percentage of the executive’s actual base salary earned for the semi-annual performance period. In establishing these target bonus opportunities, the Compensation Committee refers to our target pay positioning strategy for short-term incentives and its own subjective evaluation of the executive’s position and responsibility. In its annual review in August and September 2011, the Compensation Committee determined that the short-term bonus opportunities for fiscal 2012 for each executive officer were within a reasonable range of our stated pay positioning strategy other than for Mr. Nickl, whose target bonus opportunity was significantly below our target pay positioning strategy due to his short tenure as our Chief Financial Officer. After a subjective evaluation of the factors listed above under the heading “Role of the Compensation Committee,” and in light of our pay positioning strategy, the Compensation Committee determined not to make any changes to the target bonus opportunity for any executive officer.

As indicated above, in connection with the closing of the HGST acquisition, the employment agreements we entered into with each of Mr. Milligan and Mr. Leyden became effective in March 2012. The agreement with Mr. Milligan established his initial target bonus opportunity of 125% of base salary. While Mr. Milligan’s target bonus opportunity was above our stated pay positioning strategy, the Compensation Committee determined that it was nonetheless appropriate in light of Mr. Milligan’s bonus opportunity at HGST, a subjective evaluation of his expected contributions to the company and the other factors listed above under the heading “Role of the Compensation Committee.” The agreement with Mr. Leyden provided for an increase in his target bonus opportunity from 100% to 110% of base salary. The Compensation Committee determined that Mr. Leyden’s target bonus opportunity, after this increase, was within a reasonable range of our stated pay positioning strategy and appropriate in light of the expected increase in Mr. Leyden’s role following the acquisition.

Performance Goal and Achievement Levels.    Shortly after the start of each semi-annual performance period, the Compensation Committee establishes specific ICP achievement levels ranging between 0% and 200% of the target bonus opportunity for executive officers which correspond to specific operating and/or financial performance goals approved by the Compensation Committee. For both the first half and second half of fiscal 2012, the Compensation Committee selected adjusted earnings per share as the financial measure for the ICP. The Compensation Committee selected adjusted earnings per share as the appropriate performance goal for the fiscal 2012 ICP because it believed adjusted earnings per share is an appropriate holistic metric to measure the level of the company’s short-term performance. For fiscal 2012, adjusted earnings per share was calculated as earnings per share under generally accepted accounting principles, adjusted to exclude litigation accruals and expenses incurred in connection with the flooding in Thailand and our acquisition of HGST. The Compensation Committee determined that it was appropriate to exclude these expenses for fiscal 2012 because the Compensation Committee did not consider them in setting the applicable targets for fiscal 2012 and believed these expenses were extraordinary and unrelated to the day-to-day execution of our business.

At the end of the applicable performance period, the Compensation Committee determines the ICP achievement level for executive officers based upon our performance against the goals established for the period. The Compensation Committee may adjust the achievement percentage upward (subject to a cap of 200%) or downward in its discretion based upon the recommendation of the Chief Executive Officer and a subjective evaluation of the company’s performance as well as changes in the business and industry that occur during the performance period and how well we and our executive officers were able to adapt to those changes. The ICP achievement percentage, as adjusted by the Compensation Committee, determines the overall funding level for bonus payments to our executives for the applicable semi-annual performance period.

For the first half of fiscal 2012, the Compensation Committee set an adjusted earnings per share target of $2.27 correlated to a payout equal to 100% of the executives’ target bonus opportunities. Actual earnings per share under generally accepted accounting principles for the first half of fiscal 2012 was $1.62, which included $234 million, or $0.99 per share, in litigation accruals and expenses incurred in connection with the flooding in Thailand and our acquisition of HGST. As such, the actual adjusted earnings per share for the first half of fiscal 2012 was $2.61, resulting in a 152% achievement rate.

For the second half of fiscal 2012, the Compensation Committee set an adjusted earnings per share target of $2.90 correlated to a payout equal to 100% of the executive’s target bonus opportunity. Actual earnings per share under generally accepted accounting principles for the second half of fiscal 2012 was $4.83, which included $263 million, or $1.04 per share, in net expenses related to the HGST acquisition and the Thailand flooding and certain impairment and other expenses. As such, the actual adjusted earnings per share for the second half of fiscal 2012 was $5.87, which resulted in an achievement rate significantly above the maximum 200% permitted by the plan.

Bonus Calculation and Discretionary Adjustments.    Actual bonus amounts to the executive officers for each semi-annual performance period under the ICP are calculated by multiplying the executive’s target semi-annual bonus opportunity by the achievement percentage approved by the Compensation Committee based on achievement of the applicable performance metrics. Following determination of the individual ICP bonus amounts for the applicable semi-annual period, the Compensation Committee reserves the discretion to further adjust the individual bonus payment to an executive officer based upon a subjective evaluation of his individual and business group performance.

For the first half of fiscal 2012, the Compensation Committee noted the exceptional performances of Messrs. Nickl and Murphy in responding to the unanticipated challenges resulting from the Thailand flooding. The Compensation Committee also noted the significant amount of charges excluded in the calculation of adjusted earnings per share, charges which we believed impacted our stock price. As a result, the Compensation Committee exercised its discretion to adjust the individual bonus payments to executive officers, approving payouts for Messrs. Coyne and Leyden at 100% of the executive’s target bonus opportunity (rather than at the 152% achievement rate), and payouts for Messrs. Nickl and Murphy at 130% of the executive’s target bonus opportunity (rather than at the 152% achievement rate).

For the second half of fiscal 2012, the Compensation Committee exercised its discretion to adjust the individual bonus payments to executive officers, approving payouts for all executive officers at 195% of the executive’s target bonus opportunity (rather than at the 200% achievement rate) to provide bonus payouts to executive officers that were equivalent to the funding level of the bonus plan applicable to non-executive officers.

Please see the section entitled “Incentive Compensation Plan” on page 49 for a table that reflects each executive’s target semi-annual bonus opportunity under the ICP for each half of fiscal 2012 and the actual semi-annual bonuses paid to the executive under the ICP for fiscal 2012.

Long-Term Incentive Compensation

The following section analyzes our long-term incentive (LTI) program and the LTI awards made to or earned by executive officers in fiscal 2012.

Fiscal 2012 Annual LTI Awards.    Under our annual LTI program, described in more detail below, a combination of stock options, restricted stock units and/or long-term performance cash awards are generally granted on an annual basis to our executive officers and other key employees. Beginning in fiscal 2012, the Compensation Committee established annual LTI grant guidelines for each executive officer, including the Chief Executive Officer, which are based on the individual’s position level, are expressed as a percentage of annual salary and range from a minimum, midpoint and maximum value. The annual LTI grant guidelines are reviewed by the Compensation Committee during its annual compensation review in connection with a review of the composite market data. For fiscal 2012, the following table includes the LTI grant guidelines for our named executive officers:

Name	LTI Guideline As % of Base Salary
Chief Executive Officer	600% - 1,000%
President; Subsidiary Presidents	400% - 600%
Executive Vice Presidents	200% - 500%
Senior Vice Presidents	100% - 350%

These long-term incentive guidelines are one factor the Compensation Committee considers when determining the grant value of the annual awards to each executive under the LTI program. The Compensation Committee also considers our target pay position strategy, the recommendation of our Chief Executive Officer (other than for the Chief Executive Officer’s LTI award) and a subjective evaluation of the executive’s responsibilities, individual performance, current compensation package, value of unvested equity awards and expected future contributions and value to the company.

After a review of these factors, for fiscal 2012, the Compensation Committee determined to grant a long-term incentive award to each executive officer other than Mr. Nickl at approximately the mid-point of the applicable grant range. The Compensation Committee concluded that these award values resulted in target total direct compensation for each executive officer that was within a reasonable range of our target pay positioning strategy and were otherwise appropriate after considering our Chief Executive Officer’s recommendation, its own subjective evaluation of the individual’s performance during the year, each officer’s relative contributions and importance to the continued success of the company. For Mr. Nickl, the Compensation Committee determined to grant a long-term incentive award at the high end of the applicable grant range in light of Mr. Nickl’s performance as our Chief Financial Officer and as a result of his target compensation being below our stated pay positioning.

Once the grant value for these executives was determined, other than for Mr. Milligan, the Compensation Committee allocated approximately 40% of the value to stock options (based on the Black-Scholes value of the options), 30% to restricted stock units (based on the closing market price of our common stock), and 30% to a long-term performance cash award (based on the target value of the award). The Compensation Committee believes that this allocation of our annual LTI awards among these three vehicles strikes an appropriate balance between our compensation objectives of reinforcing the linkage between the interests of stockholders and our executives, retaining our executives and motivating our executives to improve the operating performance and profitability of our company, as explained in more detail below under the heading “LTI Award Vehicles.” For Mr. Milligan, who joined us on March 8, 2012, his annual LTI awards were granted at the end of March 2012, and the Compensation Committee determined to allocate his award value equally between stock options and restricted stock units.

LTI Award Vehicles. As explained above, under our fiscal 2012 LTI program, a combination of stock options, restricted stock units and/or long-term performance cash awards was granted to our executive officers. This section analyzes the rationale for selecting these LTI award vehicles and the goals and objectives these awards help us achieve.

Stock options are generally the largest component of our LTI program. We believe that stock options, which provide a reward to the executive only if the market price of the underlying shares increases over time, are inherently performance-based and serve as an effective means to achieve our compensation objective of motivating our executives to contribute to the long-term growth and profitability of our company and thereby create value for our stockholders, employees, customers, suppliers and communities in which we operate. Stock options also function as a retention incentive for our executives as they generally vest and become exercisable in periodic installments over a four-year period, contingent upon the executive’s continued employment.

A portion of our long-term incentive compensation is generally allocated to restricted stock unit awards. Restricted stock units represent the right to receive an equivalent number of shares of our common stock at the time the restricted stock units vest without the payment of an exercise price or other consideration. Although a restricted stock unit award has some value regardless of stock price volatility, the value of restricted stock units fluctuates as the value of our common stock increases or decreases thereby helping to achieve our compensation objective of aligning our executives’ interests with those of our stockholders, employees, customers, suppliers and communities in which we operate. Restricted stock unit awards also assist us with retention in that they generally vest and become payable upon the third anniversary of grant, contingent upon the executive’s continued employment through that date. We also believe that allocating some portion of our long-term incentives to restricted stock unit awards is appropriate and beneficial to stockholders because we can grant more grant date value per share with a restricted stock unit award than a stock option and thereby minimize the dilutive effect of such equity awards on stockholders.

Long-term performance cash awards represent the right to receive a payment of cash at the end of a fixed performance period (generally two fiscal years) depending upon our achievement of one or more operating and/or financial performance goals established by the Compensation Committee. The purpose of the performance cash awards is to focus executives on the achievement of key financial operating objectives over a multi-year period. The long-term cash awards granted early in fiscal 2012 cover fiscal years 2012 and 2013 and become payable at between 0% and 300% of the target award value based on the achievement of selected revenue and operating income targets for the cumulative two-year period, which the Compensation Committee believes helps us achieve our objective to drive the overall performance and profitability of our company. The Compensation Committee retains the authority to reduce (but not increase) the amounts payable under the awards in its discretion based on its subjective evaluation of such factors as it considers appropriate. The performance goals are subject to automatic adjustment at the end of the performance period in the same proportion by which the total available market (TAM) for hard drives during the performance period (as determined by published industry sources selected in advance) exceeds or falls short of the TAM for hard drives forecasted by the Board of Directors at the time the goals were established. (For example, if the TAM for fiscal years 2012 and 2013 exceeds the Board’s forecasted TAM for that period by 10%, then the revenue and operating income targets for these awards correspondingly will be increased by 10%.) The Compensation Committee added the TAM adjustment factor to help ensure that achievement of the goals is not affected by swings in the available market for hard drives and that the awards reflect how successful the company is in achieving its operating objectives relative to the market opportunity available to the company. In addition, the Compensation Committee established certain minimum revenue and operating income goals that must be met, regardless of the TAM adjustment factor, before any amounts are payable under the awards. The Compensation Committee believed that, at the time they were established, the revenue and operating income targets corresponding to a 100% payout were challenging yet achievable based on expectations regarding market opportunities and contributions by our executives, and that the maximum revenue and operating income targets would be achievable only with extraordinary efforts and extraordinary company results. The average payout percentage for the last three long-term cash award cycles is 155%.

More information concerning the fiscal 2012 annual LTI grants to executive officers, including the threshold, target and maximum amounts payable under the long-term cash awards, is included in the “Fiscal 2012 Grants of Plan-Based Awards Table” below and the related narrative.

Performance Stock Unit Awards.    As indicated above, the employment agreements we entered into with Messrs. Coyne, Milligan and Leyden in connection with the HGST acquisition provide for the grant of a performance stock unit award. The performance stock unit awards were granted to Messrs. Coyne, Milligan and Leyden in May 2012. Each performance stock unit award represents a contractual right to receive a target number of shares of our common stock based on achievement of certain performance milestones to be established by the Compensation Committee relating to our acquisition of HGST. Subject to the executive’s continued employment, 50% of the target number of shares are eligible to become earned and payable based on milestones to be established by the Compensation Committee for fiscal 2013, and 50% of the target number of shares are eligible to become earned and payable based on milestones to be established by the Compensation Committee for fiscal 2014. The actual number of shares of our common stock that may become earned and payable for each such fiscal year will range from 0% to 200% of the target number of shares based on the level of achievement of the milestones. The award for Mr. Coyne has a target grant date value of approximately $3.9 million, and the awards for Messrs. Milligan and Leyden each have a target grant date value of approximately $1.9 million. The Compensation Committee determined that these awards and the particular grant levels were advisable in order to drive specific performance related to the operation of the business following the HGST acquisition.

Special LTI Awards.    In addition to the annual long-term incentive compensation awards described above, in May 2012, the Compensation Committee approved a special long-term incentive grant to Messrs. Nickl and Murphy. The grant was intended to recognize the exceptional performance of these executives during the acquisition of HGST and to retain and motivate such executives to continue to perform at a high level following the acquisition. The Compensation Committee determined in its judgment the size of the special grant based on the level it believed would provide the appropriate retention incentive for these executives. The grant date value of the awards was split equally between stock options and restricted stock units for each executive.

Fiscal 2012 LTI Grant Payouts.    Under our fiscal 2011 LTI program, the Compensation Committee granted a long-term cash award to each named executive officer with a performance period covering fiscal 2011 and fiscal 2012. The Compensation Committee selected two-year cumulative revenue and operating income, each weighted equally, as the performance goals for these long-term performance cash awards. The Compensation Committee established the goals at levels that it believed would incent management to increase revenue and operating income through acquisitions and, therefore, the goals were not modified to reflect the increased revenue and operating income accretive from the HGST acquisition. Revenue and operating income are calculated based on generally accepted accounting principles and are subject to the TAM adjustment factor described above.

The following table reflects the cumulative two-year revenue and operating income targets applicable to the long-term cash awards earned in fiscal 2012 (after application of the TAM adjustment factor, which resulted in the performance targets being adjusted downward by 7.1% from the original levels established by the Compensation Committee), the actual performance of the company over the performance period and the resulting payout percentage of the award.

Performance Metric	Target Goal (100% Payout)	Actual Performance	Resulting Payout Percentage	Weight	Total Payout Percentage
Revenue	$19.7 billion	$22.0 billion	156%	50%	78%
Operating Income	$1.73 billion	$2.55 billion	300%	50%	150%
				Total	228%

Please see the section entitled “Long-Term Performance Cash Awards” on page 50 for a table that reflects the amounts earned by executive officers under long-term performance cash awards in fiscal 2012 based on the performance described in the table above.

Analysis of Direct Compensation Allocation

As noted above, we do not use a specific formula for allocating total direct compensation between variable and fixed compensation or between annual and long-term compensation. However, our philosophy is that a substantial majority of our named executive officers’ compensation should be variable (with the percentage of the executive’s compensation that is at risk increasing as the executive’s responsibility increases), and that a substantial majority of variable compensation should be long-term compensation. We believe that this philosophy assists us in achieving our compensation objectives of motivating executives to improve our overall performance over the long term, encouraging accountability and better linking the interests of our stockholders with those of our executives.

The pie charts below illustrate how total direct compensation for our Chief Executive Officer and our other named executive officers for fiscal 2012 (excluding Mr. Milligan due to his partial employment for the year) was allocated between performance-based and fixed components and between annual and long-term components:

For purposes of the pie charts above, total compensation includes the sum of fiscal 2012 base salary, semi-annual bonuses under our ICP for fiscal 2012, the target value for the long-term cash award granted in fiscal 2012 and the grant-date fair value under ASC 718 (formerly FAS 123(R)) of equity incentives granted in fiscal 2012. Total compensation excludes immaterial amounts of compensation such as perquisites and indirect compensation such as Deferred Compensation Plan earnings and eligibility for post-termination benefits. Performance-based compensation includes all direct compensation other than base salary.

Other Features of our Executive Compensation Program

In addition to direct compensation, we also provide executives with relatively minimal perquisites and certain other benefits, including participation in certain post-employment compensation arrangements, which are described in more detail below.

Perquisites

We provide our executive officers with minimal perquisites, consisting principally of a $5,000 annual allowance for financial planning services. In addition, executives are entitled to various other benefits that are available to all employees generally, including health and welfare benefits, paid holidays and other time off and participation in our 2005 Employee Stock Purchase Plan, a stockholder-approved, tax-qualified plan that allows employees to purchase a limited number of shares of our common stock at a discount.

Post-Employment Compensation

Retirement Benefits.    We provide retirement benefits to our executive officers and other eligible employees under the terms of our tax-qualified 401(k) plan. Eligible employees may contribute up to 30% of their annual cash compensation up to a maximum amount allowed by the Internal Revenue Code and are also eligible for matching contributions. These matching contributions vest over a five-year service period. Our executive officers participate in the 401(k) plan on substantially the same terms as our other participating employees. The 401(k) plan and our matching contributions are designed to assist us in achieving our compensation objectives of attracting and retaining talented individuals and ensuring that our compensation programs are competitive and equitable. We do not maintain any defined benefit or supplemental retirement plans for our executive officers.

Deferred Compensation Opportunities.    Our executives and certain other key employees who are subject to U.S. federal income taxes are eligible to participate in our Deferred Compensation Plan. Participants in the Deferred Compensation Plan can elect to defer certain compensation without regard to the tax code limitations applicable to tax-qualified plans. We did not make any company matching or discretionary contributions to the plan on behalf of participants in fiscal 2012. The Deferred Compensation Plan is intended to promote retention by providing employees with an opportunity to save for retirement in a tax-efficient manner. Please see the “Fiscal 2012 Non-Qualified Deferred Compensation Table” and related narrative section, “Non-Qualified Deferred Compensation Plan,” on page 55 below for a more detailed description of our Deferred Compensation Plan and the deferred compensation amounts that our executives have accumulated under the plan.

Severance and Change in Control Benefits.    Our executive officers are eligible to receive certain severance and change in control benefits under various severance plans or agreements with us.

Our philosophy is that, outside of a change in control context, severance protections are only appropriate in the event an executive is involuntarily terminated by us without “cause.” In such circumstances, we provide severance benefits to our executive officers under our Executive Severance Plan. Severance benefits in these circumstances generally consist of two years’ base salary, a pro-rata bonus for the bonus cycle in which the termination occurs (assuming 100% achievement of performance targets), six months’ accelerated vesting of equity awards and certain continued health and welfare benefits.

We believe that the occurrence or potential occurrence of a change of control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain, we provide our executive officers with additional severance protections under our Change of Control Severance Plan. We also provide severance protections under the plan to help ensure that executive officers can objectively evaluate change in control transactions that may be in the best interests of stockholders despite the potential negative consequences such transactions may have on them personally. Under the Change of Control Severance Plan, all of our executives are eligible to receive severance benefits if the executive is terminated by us without “cause” as well as if the executive voluntarily terminates his employment for “good reason” within one year after a “change in control” or prior to and in connection with, or in anticipation of, a change of control transaction. In the context of a change of control, we believe that severance is appropriate if an executive voluntarily terminates employment with us for a “good reason” because in these circumstances we believe that a voluntary termination for good reason is essentially equivalent to an involuntary termination by us without cause. Good reason generally includes certain materially adverse changes in responsibilities, compensation, benefits or location of work place. In such circumstances, we provide severance benefits to our named executive officers under our

Change of Control Severance Plan generally consisting of an amount equal to two times the executive’s annual base salary and target bonus, accelerated vesting of certain equity awards and certain continued health and welfare benefits.

We believe that the severance benefits provided to our executive officers under the Executive Severance Plan and the Change of Control Severance Plan are appropriate in light of severance protections available to executives at our peer group companies and are an important component of each executive’s overall compensation as they help us to attract and retain our key executives who could have other job alternatives that may appear to them to be more attractive absent these protections. Our severance arrangements do not include tax gross-up provisions.

Under our standard terms and conditions for stock options, restricted stock and restricted stock unit awards granted to our executive officers prior to September 2011, such awards generally will immediately vest upon the occurrence of a change in control event as defined in our 2004 Performance Incentive Plan. In addition, the standard terms and conditions of long-term performance cash awards granted to our executive officers prior to September 2011 provide that the long-term performance cash award will become immediately payable at its target level in the event of a change in control event. However, we generally do not believe that severance benefits should be paid unless there is an actual or, in the context of a change of control, constructive termination of an executive’s employment without cause. As such, in September 2011, the Compensation Committee approved new forms of award agreement under the 2004 Performance Incentive Plan applicable to executive officers that provide, in general and in relevant part, for accelerated vesting of the awards only if there is both (1) a change in control event, and (2) the awards are to be terminated in connection with the change in control event or, within one year after the change in control event, the officer’s employment is terminated by the company without cause or by the officer for good reason.

Please see the “Potential Payments Upon Termination or Change in Control” section beginning on page 56 below for a description and quantification of the potential payments that may be made to the executive officers in connection with their termination of employment or a change in control.

Other Executive Compensation Program Policies

Employment Agreements

The Compensation Committee does not have an established policy for entering into employment agreements with executive officers. Generally, absent other factors, the Compensation Committee’s intent is to retain the flexibility to review and adjust compensation to our executive officers on at least an annual basis. In certain circumstances, however, we have entered into employment agreements with our executive officers where we determined that the retention of the executive during the term of the agreement was critical to our future success. In these cases, we may agree to fix some or all of the executive’s compensation for the term of the agreement.

On March 7, 2011, in connection with our entry into an agreement to acquire HGST from Hitachi, Ltd., we entered into a new employment agreement with Mr. Coyne, which has a term ending on March 8, 2017, the fifth anniversary of the closing of the transaction. We also entered into a five-year employment agreement with each of Mr. Milligan (previously HGST’s president and chief executive officer, who joined us as our President) and Mr. Leyden (who served as our Chief Operating Officer until July 25, 2012 when he was appointed President of our WD Subsidiary) that became effective upon the closing of the transaction. These employment agreements do not provide any guaranteed bonuses or long-term incentive compensation, other than the grant of a two-year performance stock unit award granted in May 2012, as explained in more detail above. The agreements do not contain any severance protection, although these executives participate in our severance plans applicable to all executive officers, and they do not include any tax gross-up provisions. The Compensation Committee determined that these employment agreements were appropriate and advisable in order to help maintain a consistent executive leadership team following the acquisition.

Please see the section entitled “Subsequent Events” on page 43 below for a description of the amended and restated employment agreement we entered into with Mr. Milligan on September 10, 2012.

Compensation Recovery Policy

Our Board of Directors adopted by resolution a compensation recovery policy whereby in the event of a restatement of the company’s audited financial statements involving misconduct by an executive officer, a committee of the Board of Directors will consider whether such officer engaged in intentional financial accounting misconduct such that the officer should disgorge any net option exercise profits or cash bonuses attributable to such misconduct.

Equity Grant and Ownership Guidelines and Policies

Equity Award Grant Policy.    We recognize that the granting of equity awards presents specific accounting, tax and legal issues. In accordance with the equity award grant policy adopted by our Board of Directors, all equity awards to our executives and other employees will be approved and granted only by the Compensation Committee at telephonic or in-person meetings that are scheduled in advance and that occur outside of our established blackout periods. The authority to grant equity awards will not be delegated to any other committee, subcommittee or individual and will not occur by unanimous written consent. It is also our intent that all stock option grants will have an exercise price per share equal to the closing market price of a share of our common stock on the grant date.

Executive Stock Ownership Guidelines.    To help achieve our compensation objective of linking the interests of our stockholders with those of our executive officers, we have established executive stock ownership guidelines covering our senior executives, including our named executive officers. The guidelines provide that each executive achieve ownership of a number of “qualifying shares” with a market value equal to the specified multiple of the executive’s base salary (in effect upon the later of February 6, 2008 or the date he or she first becomes subject to the guidelines) shown below.

Position	Multiple
CEO	5 x Salary
President/Subsidiary Presidents	3 x Salary
Executive Vice Presidents	2 x Salary
Senior Vice Presidents	1 x Salary

Each executive must achieve ownership of the required market value of shares before February 6, 2013 (or, if later, within three years of becoming subject to the guidelines). Thereafter, the executive must maintain ownership of at least the number of shares that were necessary to meet the executive’s required market value of ownership on the date the requirement was first achieved (subject to certain adjustments in the event of a change in base salary or position). Ownership that counts toward the guidelines includes common stock, restricted stock units, restricted stock, deferred stock units and common stock beneficially owned by the executive by virtue of being held in a trust, by a spouse or by the executive’s minor children. Shares the executive has a right to acquire through the exercise of stock options (whether or not vested) are not counted towards the stock ownership requirement. All of our current executive officers subject to the guidelines have met their required ownership level as of the date of this Proxy Statement.

IRC Section 162(m) Policy

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and certain other highly compensated executive officers unless certain tests are met. It is our current intention that, so long as it is consistent with our overall compensation objectives and philosophy, executive compensation will be structured so as to be deductible for federal income tax purposes to the extent reasonably possible. Our 2004 Performance Incentive Plan has been structured so that any taxable compensation derived pursuant to the exercise of stock options approved by the Compensation Committee and granted under that plan should not be subject to the Section 162(m) deductibility limitations. In addition, in most cases, the long-term performance cash awards to our executive officers are intended to be exempt from the Section 162(m) deductibility limitations. Base salaries, bonuses under the ICP, cash retention awards, restricted stock or stock unit awards with time-based vesting, and the performance stock unit awards granted in May 2012 do not, however, satisfy all the requirements of

Section 162(m) and, accordingly, are not exempt from the Section 162(m) deductibility limitations. Nevertheless, the Compensation Committee has determined that these plans and policies are in our best interests and the best interests of our stockholders since the plans and policies help us to achieve our compensation objectives. The Compensation Committee will, however, continue to consider, among other relevant factors, the deductibility of compensation when it reviews our compensation plans and policies.

Subsequent Events

On August 7, 2012, Mr. Nickl was promoted from the position of Senior Vice President and Chief Financial Officer to the position of Executive Vice President and Chief Financial Officer. In conjunction with this promotion, the Compensation Committee approved an increase in Mr. Nickl’s annual base salary to $450,000, and an increase in his target annual bonus opportunity under the ICP to 85% of his base salary.

On September 10, 2012, we announced that Mr. Coyne has decided to retire from the company on January 2, 2013. Mr. Milligan will succeed Mr. Coyne as our President and Chief Executive Officer upon Mr. Coyne’s retirement. In connection with Mr. Milligan’s appointment, we entered into an amended and restated employment agreement with Mr. Milligan. Under Mr. Milligan’s new employment agreement, Mr. Milligan is entitled to an annual base salary of $1 million effective January 2, 2013, and he will have an annual target bonus under the ICP equal to 150% of his base salary effective with the performance period under the ICP covering the second half of fiscal 2013. Mr. Milligan’s new employment agreement also provides that he will be granted an additional performance-based stock unit award at the first regularly scheduled meeting of the Compensation Committee after January 2, 2013. The target number of shares subject to the award will be determined by the Compensation Committee at that time so that the target number of shares subject to the award on the grant date will have a value of $2 million. The award will otherwise be on the same terms and conditions as the performance stock unit award previously granted to Mr. Milligan in May 2012.

The following report of our Compensation Committee shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Exchange Act.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for our 2012 Annual Meeting of Stockholders and incorporated by reference into our 2012 Annual Report on Form 10-K.

COMPENSATION COMMITTEE

Michael D. Lambert, Chairman

Len J. Lauer

Roger H. Moore

Thomas E. Pardun

August 7, 2012

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All of the Compensation Committee members whose names appear on the Compensation Committee Report above were members of the Compensation Committee during all of fiscal 2012. All members of the Compensation Committee during fiscal 2012 were independent directors and none of them were our employees or former employees or had any relationship with us requiring disclosure under rules of the Securities Exchange Commission requiring disclosure of certain transactions with related persons. There are no Compensation Committee interlocks between us and other entities in which one of our executive officers served on the compensation committee (or equivalent body) or the board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

EXECUTIVE COMPENSATION TABLES AND NARRATIVES

Fiscal Years 2010 — 2012 Summary Compensation Table

The following table presents information regarding compensation earned for fiscal years 2010, 2011 and 2012 by the individuals who served as our Chief Executive Officer or Chief Financial Officer during fiscal 2012 and our three other most highly compensated executive officers who were serving as executive officers at the end of fiscal 2012. In this Proxy Statement, we refer to these individuals as our named executive officers. Unless otherwise noted, the footnote disclosures apply to fiscal 2012 compensation. For an explanation of the amounts included in the table for fiscal years 2010 or 2011, please see the footnote disclosures in our Proxy Statement for the corresponding fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)(4)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
John F. Coyne(1)	2012	1,000,000	—	6,304,158	3,102,450	6,772,500	—	41,770	17,220,878
Chief Executive Officer	2011	978,846	—	—	1,676,928	4,308,750	—	43,250	7,007,774
	2010	807,692	—	—	2,567,051	3,645,673	—	5,135	7,025,551
Wolfgang U. Nickl	2012	393,846	—	808,416	901,616	1,026,150	—	21,635	3,151,663
Executive Vice President and Chief Financial Officer	2011	340,746	—	237,597	305,600	559,331	—	19,587	1,462,861
Stephen D. Milligan(1)(2)	2012	249,615	—	3,929,737	1,900,370	614,384	—	14	6,694,120
President
Timothy M. Leyden	2012	629,231	—	2,847,924	1,164,090	2,487,150	—	9,838	7,138,233
President, WD Subsidiary	2011	593,269	—	633,628	814,939	1,261,500	—	2,537	3,305,873
	2010	507,692	—	1,422,438	589,154	1,122,275	—	9,188	3,650,747
James J. Murphy	2012	425,000	—	1,172,424	1,281,752	1,604,482	—	6,250	4,489,908
Executive Vice President, WW Sales and Sales Operations	2011	421,635	—	448,816	577,244	698,891	—	3,273	2,149,859

(1)	On September 10, 2012, we announced that Mr. Coyne has decided to retire from the company on January 2, 2013. Mr. Milligan will succeed Mr. Coyne as our President and Chief Executive Officer upon Mr. Coyne’s retirement.

(2)	The table above includes all compensation earned by Mr. Milligan from March 8, 2012, the date of our acquisition of HGST and the commencement of Mr. Milligan’s employment with us, through the end of fiscal 2012. No compensation data is provided for any period prior to March 8, 2012 pursuant to applicable Securities and Exchange Commission rules.

(3)	The amounts shown reflect the aggregate grant date fair value of stock and option awards granted in the applicable fiscal year computed in accordance with ASC 718 (formerly FAS 123(R)). These amounts were calculated based on the assumptions described in Note 8 in the Notes to Consolidated Financial Statements included in our Form 10-K for the applicable fiscal year, but exclude the impact of estimated forfeitures related to service-based vesting conditions. None of our named executive officers forfeited any stock or option awards during fiscal 2012.

See “Fiscal 2012 Grants of Plan-Based Awards Table” below for information on awards made in fiscal 2012.

(4)	Amounts shown for Messrs. Coyne, Milligan and Leyden include the grant date fair value for performance stock unit awards granted on May 16, 2012, as more fully described in the “Grants of Plan-Based Awards Table” below and the narrative that follows that table. Consistent with ASC 718, the grant date fair value was based on target performance and the closing price of our common stock on the grant date. The following amounts represent the grant date value assuming maximum performance under the awards: Mr. Coyne ($7,733,726), Mr. Milligan ($3,866,863) and Mr. Leyden ($3,866,863).

(5)	The table below summarizes the non-equity incentive plan compensation earned by our named executive officers in fiscal 2012. These amounts and our Incentive Compensation Plan and long-term cash awards are more fully described in the “Compensation Discussion and Analysis” section above and in the “Description of Compensation Arrangements for Named Executive Officers” section below.

Name	ICP-1st Half FY12	ICP-2nd Half FY12	Long-Term Cash Award(s) Earned in FY12
John F. Coyne	$750,000	$1,462,500	$4,560,000
Wolfgang U. Nickl	$195,000	$292,500	$538,650
Stephen D. Milligan	—	$614,384	—
Timothy M. Leyden	$300,000	$750,750	$1,436,400
James J. Murphy	$234,813	$352,219	$1,017,450

(6)	The table below summarizes all other compensation to each of our named executive officers in fiscal 2012:

Name	Perquisites(a)	401(k) Company Matching Contributions	Payout of Accrued Vacation
John F. Coyne	—	$3,308	$38,462
Wolfgang U. Nickl	—	$6,250	$15,385
Stephen D. Milligan	—	$14	—
Timothy M. Leyden	—	$9,838	—
James J. Murphy	—	$6,250	—

(a)	In accordance with applicable Securities and Exchange Commission rules, no amount is shown because the aggregate amount of perquisites and other personal benefits paid to each such individual during fiscal 2012 was less than $10,000.

Fiscal 2012 Grants of Plan-Based Awards Table

The following table presents information regarding all grants of plan-based awards made to our named executive officers during our fiscal year ended June 29, 2012.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Award Type(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
John F. Coyne	ICP — 1st Half FY12	7/2/11	375,000	750,000	1,500,000	—	—	—	—	—	—	—
	RSUs	9/15/11	—	—	—	—	—	—	81,081	—	—	2,437,295
	Options	9/15/11	—	—	—	—	—	—	—	255,493	30.06	3,102,450
	LT Cash (FY12-13)(5)	9/15/11	1,200,000	2,400,000	7,200,000	—	—	—	—	—	—	—
	ICP — 2nd Half FY12	12/31/11	375,000	750,000	1,500,000	—	—	—	—	—	—	—
	Perf Shares (FY13-14)(7)	5/16/12	—	—	—	50,050	100,100	200,200	—	—	—	3,866,863

Wolfgang U. Nickl	ICP — 1st Half FY12	7/2/11	75,000	150,000	300,000	—	—	—	—	—	—	—
	RSUs	9/14/11	—	—	—	—	—	—	12,615	—	—	373,404
	Options	9/14/11	—	—	—	—	—	—	—	39,753	29.60	475,332
	LT Cash (FY12-13)(5)	9/15/11	183,750	367,500	1,102,500	—	—	—	—	—	—	—
	ICP — 2nd Half FY12	12/31/11	75,000	150,000	300,000	—	—	—	—	—	—	—
	RSUs	5/16/12	—	—	—	—	—	—	11,261	—	—	435,012
	Options	5/16/12	—	—	—	—	—	—	—	26,776	38.63	426,284

Stephen D. Milligan	ICP — 2nd Half FY12(6)	3/8/12	157,535	315,069	630,138	—	—	—	—	—	—	—
	RSUs	3/19/12	—	—	—	—	—	—	52,273	—	—	1,996,306
	Options	3/19/12	—	—	—	—	—	—	—	123,401	38.19	1,900,370
	Perf Shares (FY13-14)(7)	5/16/12	—	—	—	25,025	50,050	100,100	—	—	—	1,933,432

Timothy M. Leyden	ICP — 1st Half FY12	7/2/11	150,000	300,000	600,000	—	—	—	—	—	—	—
	RSUs	9/14/11	—	—	—	—	—	—	30,895	—	—	914,492
	Options	9/14/11	—	—	—	—	—	—	—	97,355	29.60	1,164,090
	LT Cash (FY12-13)(5)	9/15/11	450,000	900,000	2,700,000	—	—	—	—	—	—	—
	ICP — 2nd Half FY12	12/31/11	192,500	385,000	770,000	—	—	—	—	—	—	—
	Perf Shares (FY13-14)(7)	5/16/12	—	—	—	25,025	50,050	100,100	—	—	—	1,933,432

James J. Murphy	ICP — 1st Half FY12	7/2/11	90,313	180,625	361,250	—	—	—	—	—	—	—
	RSUs	9/14/11	—	—	—	—	—	—	15,319	—	—	453,442
	Options	9/14/11	—	—	—	—	—	—	—	48,272	29.60	577,195
	LT Cash (FY12-13)(5)	9/15/11	223,125	446,250	1,338,750	—	—	—	—	—	—	—
	ICP — 2nd Half FY12	12/31/11	90,313	180,625	361,250	—	—	—	—	—	—	—
	RSUs	5/16/12	—	—	—	—	—	—	18,612	—	—	718,982
	Options	5/16/12	—	—	—	—	—	—	—	44,255	38.63	704,557

(1)	To help explain this table and the awards granted to our named executive officers in fiscal 2012, we have included an additional column showing the type of award granted.

(2)	Represents restricted stock units awarded to the named executive officer under our 2004 Performance Incentive Plan. See “Description of Compensation for Named Executive Officers — Equity-Based Awards” below for more information about these awards.

(3)	Represents stock options awarded to the named executive officer under our 2004 Performance Incentive Plan. See “Description of Compensation for Named Executive Officers — Equity-Based Awards” below for more information about these awards.

(4)	The dollar value of the awards shown represents the grant date fair value of the award computed in accordance with ASC 718 (formerly FAS 123(R)). See Note 8 in the Notes to Consolidated Financial Statements included in our 2012 Annual Report on Form 10-K for more information about the assumptions used to determine these amounts.

(5)	Represents a long-term performance cash award granted to the named executive officer under our 2004 Performance Incentive Plan for the performance period covering fiscal years 2012 and 2013. The award will be payable in cash at the end of the performance period based on our achievement of specified operating income and revenue goals that correspond to specific payment percentages ranging between 0% and 300% of the target award value.

(6)	Mr. Milligan’s Incentive Compensation Plan was pro-rated based on the period of time he was employed by us during the second half of fiscal 2012.

(7)	Represents a performance stock unit award granted to the named executive officer under our 2004 Performance Incentive Plan, with 50% of the units subject to performance metrics to be established by the Compensation Committee for each of fiscal years 2013 and 2014. The award will be payable in shares of our common stock at the end of each performance period based on our achievement of the specified goals that correspond to specific payment percentages ranging between 0% and 200% of the target number of units subject to the award.

Description of Compensation Arrangements for Named Executive Officers

Overview

The “Fiscal Years 2010 — 2012 Summary Compensation Table” above quantifies the value of the different forms of compensation earned by our named executive officers in fiscal years 2010, 2011 and 2012, and the “Fiscal 2012 Grants of Plan-Based Awards Table” table above provides information regarding the equity incentive awards and non-equity incentive awards granted to our named executive officers in fiscal 2012. These tables should be read in conjunction with the narrative descriptions and additional tables that follow.

On March 7, 2011, in connection with our entry into an agreement to acquire HGST, we entered into an employment agreement with each of Messrs. Coyne, Milligan and Leyden. As discussed below, we entered into an amended and restated employment agreement with Mr. Milligan on September 10, 2012. We do not have an employment agreement currently in effect with any of the other named executive officers.

Employment Agreement with Mr. Coyne

On March 7, 2011, in connection with our entry into an agreement to acquire HGST from Hitachi, Ltd., we entered into a new employment agreement with Mr. Coyne, which has a term ending on March 8, 2017, the fifth anniversary of the closing of the transaction. Mr. Coyne’s employment agreement provides for a minimum annual base salary of $1 million and a minimum annual target bonus opportunity under the Incentive Compensation Plan of 150% of base salary. Mr. Coyne’s base salary and target bonus opportunity may be increased by the Compensation Committee in its sole discretion. The agreement does not provide any fixed or guaranteed long-term incentive compensation, other than to provide for the grant of a performance stock unit award granted in May 2012 and summarized in more detail below. The award has a target grant date value of approximately $3.9 million and will vest based on performance milestones to be established by the Compensation Committee for fiscal 2013 and fiscal 2014. The agreement also does not contain any severance protection, although Mr. Coyne continues to participate in our severance plans applicable to all executive officers, as described below under “Potential Payments upon Termination or Change in Control.”

Employment Agreement with Mr. Milligan

On March 7, 2011, in connection with our entry into an agreement to acquire HGST from Hitachi, Ltd., we entered into an employment agreement with Mr. Milligan, HGST’s president and chief executive officer, providing for Mr. Milligan’s employment as our president upon consummation of the acquisition, which occurred on March 8, 2012. The agreement contains a five-year term and sets Mr. Milligan’s initial base salary at $800,000 per year, and his initial annual target bonus opportunity under the Incentive Compensation Plan of 125% of base salary. Mr. Milligan’s base salary and target bonus opportunity may be increased by the Compensation Committee in its sole discretion. The agreement does not provide any fixed or guaranteed compensation long-term incentive compensation, other than to provide for the grant of a performance stock unit award granted in May 2012 and summarized in more detail below. The award has a target grant date value of approximately $1.9 million and will vest based on performance milestones to be established by the Compensation Committee for fiscal 2013 and fiscal 2014. The agreement also does not contain any severance protection, although Mr. Milligan participates in our severance plans applicable to all executive officers, as described below under “Potential Payments upon Termination or Change in Control.”

As indicated above, on September 10, 2012, we announced that Mr. Coyne has decided to retire from the company on January 2, 2013. Mr. Milligan will succeed Mr. Coyne as our President and Chief Executive Officer upon Mr. Coyne’s retirement. In connection with Mr. Milligan’s appointment, we entered into an amended and restated employment agreement with Mr. Milligan. Under Mr. Milligan’s new employment agreement, Mr. Milligan is entitled to an annual base salary of $1 million effective January 2, 2013, and he will have an annual target bonus under the ICP equal to 150% of his base salary effective with the performance period under the ICP covering the second half of fiscal 2013. Mr. Milligan’s new employment agreement also provides that he will be granted an additional performance-based stock unit award at the first regularly scheduled meeting of the Compensation Committee after January 2, 2013. The target number of shares subject to the award will be determined by the Compensation Committee at that time so that the target number of shares subject to the award on the grant date will have a value of $2 million. The award will otherwise be on the same terms and conditions as the performance stock unit award previously granted to Mr. Milligan in May 2012. The other terms and conditions of Mr. Milligan’s May 2011 employment agreement remain substantially unchanged.

Employment Agreement with Mr. Leyden

On March 7, 2011, in connection with our entry into an agreement to acquire HGST from Hitachi, Ltd., we entered into an employment agreement with Mr. Leyden, which became effective upon the closing of the transaction on March 8, 2012. The agreement contains a five-year term and provides for a minimum annual base salary of $700,000 and a minimum annual target bonus opportunity under the Incentive Compensation Plan of 110% of base salary. Mr. Leyden’s base salary and target bonus opportunity may be increased by the Compensation Committee in its sole discretion. The agreement does not provide any fixed or guaranteed compensation long-term incentive compensation, other than to provide for the grant of a performance stock unit award granted in May 2012 and summarized in more detail below. The award has a target grant date value of approximately $1.9 million and will vest based on performance milestones to be established by the Compensation Committee for fiscal 2013 and fiscal 2014. The agreement also does not contain any severance protection, although Mr. Leyden continues to participate in our severance plans applicable to all executive officers, as described below under “Potential Payments upon Termination or Change in Control.”

Non-Equity Incentive Plan Compensation and Awards

Incentive Compensation Plan.    Under our Incentive Compensation Plan, or ICP, our executive officers and other participating employees are eligible to receive cash bonus awards on a semi-annual basis. The amount of the bonuses payable under our ICP are determined based on our achievement of operating and/or financial performance goals established by the Compensation Committee semi-annually as well as other discretionary factors, including non-financial and strategic operating objectives, business and industry conditions and individual and business group performance.

The executive is generally required to remain employed with us through the date on which the Compensation Committee determines, and we pay, the bonus amounts for the applicable semi-annual period to be eligible to receive payment of the bonus for that period. See the “Compensation Discussion and Analysis” beginning on page 26 above for a more detailed description of our Incentive Compensation Plan.

The following table reflects each executive’s target and actual semi-annual bonus opportunity under the ICP for fiscal 2012:

	First Half of Fiscal 2012			Second Half of Fiscal 2012
Name	Target Semi- Annual ICP Bonus(a)	Funding %	ICP Bonus Amount	Target Semi- Annual ICP Bonus(a)		Funding %	ICP Bonus Amount	Total Fiscal 2012 Bonus(b)
John F. Coyne	$750,000	100%	$750,000	$750,000		195%	$1,462,500	$2,212,500
Wolfgang U. Nickl	$150,000	130%	$195,000	$150,000		195%	$292,500	$487,500
Stephen D. Milligan	—	—	—	$315,069	(c)	195%	$614,384	$614,384
Timothy M. Leyden	$300,000	100%	$300,000	$385,000		195%	$750,750	$1,050,750
James J. Murphy	$180,625	130%	$234,813	$180,625		195%	$352,219	$587,032

(a)	As explained in more detail in the “Compensation Discussion and Analysis,” the target semi-annual ICP bonus is based on the actual base salary earned by the executive over the semi-annual period, multiplied by the individual’s target bonus percentage.

(b)	These amounts are included in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal Years 2010 — 2012 Summary Compensation Table” above.

(c)	Amount shown reflects a pro-rata portion of the target Incentive Compensation Plan bonus for Mr. Milligan based on the period of time he was employed by us during the second half of fiscal 2012.

Long-Term Performance Cash Awards.    The long-term performance cash awards reported in the “Fiscal 2012 Grants of Plan-Based Awards Table” were granted under, and are subject to, the terms of our 2004 Performance Incentive Plan. Each long-term performance cash award is valued at a target amount as determined by the Compensation Committee and will be payable in cash at the end of a fixed performance period in an amount ranging between 0% and 300% of the target amount depending upon the level of our achievement against one or more operating and/or financial performance goals established by the Compensation Committee. For a description of the accelerated vesting conditions of the long-term performance cash awards in the event of certain termination or change in control events, see “Potential Payments upon Termination or Change in Control” below.

In addition, during fiscal 2012, each of our named executive officers other than Mr. Milligan received payments under long-term performance cash awards previously awarded to them by the Compensation Committee, as more fully described above in the “Compensation Discussion and Analysis.” In light of our actual revenue and operating income results versus the applicable targets described in the “Compensation Discussion and Analysis” section above, the following amounts were paid to named executive officers under these long-term cash awards.

Name	Target Long-Term Cash Award	Original Performance Period	Payout Percentage (% of Target)	Amount Earned Under Long-Term Cash Award(a)
John F. Coyne	$2,000,000	FY 11 and 12	228%	$4,560,000
Wolfgang U. Nickl	$236,250	FY 11 and 12	228%	$538,650
Stephen D. Milligan	—	—	—	—
Timothy M. Leyden	$630,000	FY 11 and 12	228%	$1,436,400
James J. Murphy	$446,250	FY 11 and 12	228%	$1,017,450

(a)	These amounts, along with the ICP bonuses earned by the executives for fiscal 2012 as described above, are included in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal Years 2010 — 2012 Summary Compensation Table” above.

Equity-Based Awards

Each stock option, restricted stock unit and performance stock unit award reported in the “Fiscal 2012 Grants of Plan-Based Awards Table” was granted by the Compensation Committee under, and is subject to, the terms of our 2004 Performance Incentive Plan. The Board of Directors has delegated general administrative authority for the 2004 Performance Incentive Plan to the Compensation Committee. The Compensation Committee has broad authority under the 2004 Performance Incentive Plan with respect to awarding grants, including the authority to select participants and determine the type of award they are to receive, to determine the number of shares that are to be subject to awards and the terms and conditions of awards, to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and to make provision for the payment of the purchase price of an award (if any) and ensure that any tax withholding obligations incurred in respect of awards are satisfied.

Stock Options.    Each stock option reported in the “Fiscal 2012 Grants of Plan-Based Awards Table” has a per-share exercise price equal to the closing market price of a share of our common stock on the grant date as reported on the composite tape for securities listed on the NASDAQ Stock Market. In addition, each stock option granted to our named executive officers in fiscal 2012 vests 25% on the first anniversary of its grant date and 6.25% at the end of each three-month period thereafter until the stock option is fully vested on the fourth anniversary of its grant.

Once vested, each stock option will generally remain exercisable until its normal expiration date. Stock options granted during fiscal 2012 expire on the seventh anniversary of their grant date. Outstanding options, however, may terminate earlier in connection with the termination of the named executive officer’s employment with us. In the event an executive’s employment terminates, stock options granted to the executive will generally remain exercisable until the earlier to occur of three months following the executive’s severance date or the expiration date of the stock options, except that all outstanding stock options held by an executive will terminate immediately in the event the executive’s employment is terminated for cause. Subject to the earlier expiration of the stock options, stock options granted to the named executive officer will remain exercisable for a longer period upon the occurrence of specified events, as follows: one year in the event the executive ceases to be an employee due to his total disability; three years in the event of the executive’s death; and three years after the executive meets the criteria of a “qualified retiree” by satisfying certain minimum service-period requirements.

Restricted Stock Units.    Each restricted stock unit award granted to our named executive officers in fiscal 2012 represents a contractual right to receive one share of our common stock per restricted stock unit on the vesting date(s) of the restricted stock units. The vesting dates of the restricted stock unit awards reported in the “Fiscal 2012 Grants of Plan-Based Awards Table” are disclosed in the “Outstanding Equity Awards at Fiscal 2012 Year-End Table” table below. Restricted stock units are credited to a bookkeeping account that we have established on behalf of each named executive officer.

Our named executive officers are not entitled to voting rights with respect to their restricted stock units. However, if we pay an ordinary cash dividend on our outstanding shares of common stock, the named executive officer will have the right to receive a dividend equivalent with respect to any unpaid restricted stock unit (whether vested or not) held as of the record date for the dividend payment. A dividend equivalent is a credit to the named executive officer’s bookkeeping account of an additional number of restricted stock units equal to (i) the per-share cash dividend, multiplied by (ii) the number of restricted stock units held by the named executive officer as of the record date of the dividend payment, divided by (iii) the per-share closing market price of our common stock on the date the dividend is paid. Dividend equivalents will be subject to the same vesting, payment and other terms and conditions as the original stock units to which they relate (except that dividend equivalents may be paid in cash based on the closing market price of a share of our common stock on the date of payment).

Additional information regarding the vesting acceleration provisions applicable to equity awards granted to our named executive officers is included below under the heading “Potential Payments upon Termination or Change in Control.”

Performance Stock Units.    Each performance stock unit award granted to Messrs. Coyne, Milligan and Leyden in fiscal 2012 represents a contractual right to receive a target number of shares of our common stock based on achievement of certain performance milestones to be established by the Compensation Committee relating to our acquisition of HGST. Subject to the executive’s continued employment, 50% of the target number of shares are eligible to become earned and payable based on milestones to be established by the Compensation Committee for fiscal 2013, and 50% of the target number of shares are eligible to become earned and payable based on milestones to be established by the Compensation Committee for fiscal 2014. The actual number of shares of our common stock that may become earned and payable for each such fiscal year will range from 0% to 200% of the target number of shares based on the level of achievement of the milestones. The target number of performance stock units subject to the award are credited to a bookkeeping account that we have established on behalf of each executive officer.

Our named executive officers are not entitled to voting rights with respect to their performance stock units. However, if we pay an ordinary cash dividend on our outstanding shares of common stock, the named executive officer will have the right to receive a dividend equivalent with respect to any unpaid performance stock units (whether vested or not) held as of the record date for the dividend payment. A dividend equivalent is a credit to the named executive officer’s bookkeeping account of an additional number of performance stock units equal to (i) the per-share cash dividend, multiplied by (ii) the number of performance stock units held by the named executive officer as of the record date of the dividend payment, divided by (iii) the per-share closing market price of our common stock on the date the dividend is paid. Dividend equivalents will be subject to the same vesting, payment and other terms and conditions as the original performance stock units to which they relate (except that dividend equivalents may be paid in cash based on the closing market price of a share of our common stock on the date of payment).

Additional information regarding the vesting acceleration provisions applicable to equity awards granted to our named executive officers is included below under the heading “Potential Payments upon Termination or Change in Control.”

Outstanding Equity Awards at Fiscal 2012 Year-End Table

The following table presents information regarding the current holdings of stock options and stock awards held by each of our named executive officers as of June 29, 2012. This table includes vested but unexercised stock option awards, unvested and unexercisable stock option awards, and unvested awards of restricted stock units.

		Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
John F. Coyne	9/23/2002	14,062	—		$3.85	9/23/2012	—		—	—		—
	10/24/2003	21,875	—		$12.84	10/24/2013	—		—	—		—
	11/9/2004	41,250	—		$8.89	11/9/2014	—		—	—		—
	11/17/2005	250,000	—		$13.76	11/17/2015	—		—	—		—
	5/11/2006	65,000	—		$20.13	5/11/2016	—		—	—		—
	1/31/2007	120,000	—		$19.60	1/31/2017	—		—	—		—
	9/12/2007	125,000	—		$23.46	9/12/2014	—		—	—		—
	9/11/2008	140,625	9,375	(3)	$23.78	9/11/2015	—		—	—		—
	9/10/2009	103,125	46,875	(3)	$35.75	9/10/2016	—		—	—		—
	9/9/2010	65,625	84,375	(3)	$25.95	9/9/2017	—		—	—		—
	9/15/2011	—	255,493	(3)	$30.06	9/15/2018	81,081	(4)	2,471,349	—		—
	5/16/2012	—	—		—	—	—		—	100,100	(5)	3,051,048
Wolfgang U. Nickl	2/17/2006	3,015	—		$24.18	2/17/2016	—		—	—		—
	11/8/2006	2,130	—		$19.40	11/8/2016	—		—	—		—
	9/12/2007	5,920	—		$23.46	9/12/2014	—		—	—		—
	2/6/2008	7,429	—		$28.09	2/6/2015	—		—	—		—
	9/11/2008	7,359	490	(3)	$23.78	9/11/2015	—		—	—		—
	2/4/2009	22,756	5,251	(3)	$16.85	2/4/2016	—		—	—		—
	9/10/2009	6,390	2,905	(5)	$35.75	9/10/2016	3,450	(6)	105,156	—		—
	11/11/2009	3,731	2,238	(3)	$38.53	11/11/2016	2,151	(6)	65,562	—		—
	5/5/2010	—	—		—		5,551	(6)	169,194	—		—
	9/8/2010	11,859	15,247	(3)	$26.17	9/8/2017	9,079	(6)	276,728	—		—
	9/14/2011	—	39,753	(3)	$29.60	9/14/2008	12,615	(6)	384,505	—		—
	5/16/2012	—	26,776	(3)	$38.63	5/16/2019	11,261	(7)	343,235	—		—
Stephen D. Milligan	3/19/2012	—	123,401	(3)	$38.19	3/19/2019	52,273	(4)	1,593,281	—		—
	5/16/2012	—	—		—	—	—		—	50,050	(5)	1,525,524
Timothy M. Leyden	6/12/2007	150,000	—		$19.89	6/12/2014	—		—	—		—
	9/12/2007	29,600	—		$23.46	9/12/2014	—		—	—		—
	9/11/2008	63,990	4,266	(3)	$23.78	9/11/2015	—		—	—		—
	9/10/2009	23,668	10,758	(3)	$35.75	9/10/2016	12,780	(5)	389,534	—		—
	5/5/2010	—	—		—	—	23,747	(5)	723,809	—		—
	9/8/2010	31,624	40,659	(3)	$26.17	9/8/2017	24,212	(5)	737,982	—		—
	9/14/2011	—	97,355	(3)	$29.60	9/14/2018	30,895	(6)	941,680	—		—
	5/16/2012	—	—		—	—	—		—	50,050	(5)	1,525,524
James J. Murphy	9/11/2008	2,133	2,133	(3)	$23.78	9/11/2015	—		—	—		—
	2/4/2009	18,329	15,430	(3)	$16.85	2/4/2016	—		—	—		—
	9/10/2009	11,834	5,379	(3)	$35.75	9/10/2016	6,390	(6)	194,767	—		—
	5/5/2010	—	—		—	—	11,102	(6)	338,389	—		—
	9/8/2010	22,400	28,800	(3)	$26.17	9/8/2017	17,150	(6)	522,732	—		—
	9/14/2011	—	48,272	(3)	$29.60	9/14/2018	15,319	(6)	466,923	—		—
	5/16/2012	—	44,255	(3)	$38.63	5/16/2019	18,612	(7)	567,294	—		—

(1)	To help explain this table and the awards held by our named executive officers, we have included an additional column showing the grant date of each stock option and stock award.

(2)	The amount shown for the market value of the stock awards is based on the $30.48 closing price of our common stock on June 29, 2012, the last trading day in fiscal 2012.

(3)	These stock option awards are scheduled to vest as to 25% of the underlying shares on the first anniversary of the grant date, and as to an additional 6.25% of the underlying shares at the end of each three-month period thereafter until the award is fully vested on the fourth anniversary of the grant date.

(4)	These stock unit awards are scheduled to vest in three substantially equal annual installments on each of the first, second and third anniversaries of the grant date.

(5)	These performance stock unit awards are scheduled to vest as to 50% of the shares subject to performance metrics to be established by the Compensation Committee for each of fiscal years 2013 and 2014. The award will be payable in shares of our common stock at the end of each performance period based on our achievement of the specified goals that correspond to specific payment percentages ranging between 0% and 200% of the target number of units subject to the award.

(6)	These stock unit awards are scheduled to vest in full on the third anniversary of the grant date.

(7)	These stock unit awards are scheduled to vest in two substantially equal annual installments on each of the first and second anniversaries of the grant date.

Fiscal 2012 Option Exercises and Stock Vested Table

The following table presents information regarding the amount realized upon the exercise of stock options and the vesting of restricted stock unit awards for our named executive officers during fiscal 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
John F. Coyne	—	—	440,000	13,618,000
Wolfgang U. Nickl	—	—	2,814	80,086
Stephen D. Milligan	—	—	—	—
Timothy M. Leyden	—	—	24,469	696,388
James J. Murphy	30,000	326,733	12,234	348,180

(1)	The amount shown for value realized on exercise of stock options equals (i) the number of shares of our common stock to which the exercise of the stock option related, multiplied by (ii) the difference between the per-share market price of the shares on the date of exercise and the per-share exercise price of the option. If the stock acquired upon exercise was sold on the day of exercise, the market price was determined as the actual sales price of the stock. If the stock acquired upon exercise was not sold on the day of exercise, the market price was determined as the closing price of the stock on the exercise date.

(2)	The amount shown for the value realized on the vesting of stock awards equals the number of shares of our common stock acquired by the executive officer upon vesting of his stock award during fiscal 2012 multiplied by the closing price of the stock on the applicable vesting date of the award.

Fiscal 2012 Non-Qualified Deferred Compensation Table

The following table presents information regarding the contributions to, investment earnings, distributions and total value of our named executive officers’ balances under our Deferred Compensation Plan during fiscal 2012.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals /Distributions ($)	Aggregate Balance at Last FYE ($)(2)
John F. Coyne	—	—	—	—	—
Wolfgang U. Nickl	—	—	—	—	—
Stephen D. Milligan	—	—	—	—	—
Timothy M. Leyden	319,385	—	5,471	—	517,932
James J. Murphy	186,150	—	10,397	—	404,086

(1)	The amounts reported are not considered to be at above-market rates under applicable Securities and Exchange Commission rules. Accordingly, in accordance with the Securities and Exchange Commission’s rules, we did not include these amounts as compensation to the named executive officers in the “Fiscal Years 2010 — 2012 Summary Compensation Table” above.

(2)	The balances reported represent compensation already reported in the “Fiscal Years 2010 — 2012 Summary Compensation Table” in this year’s Proxy Statement and its equivalent table in prior years’ proxy statements, except for the earnings on contributions that are not considered to be at above-market rates under Securities and Exchange Commission rules and for amounts earned while the individual was not a named executive officer under Securities and Exchange Commission rules.

Non-Qualified Deferred Compensation Plan

We permit our named executive officers and other key employees to elect to receive a portion of their compensation reported in the “Fiscal Years 2010 — 2012 Summary Compensation Table” on a deferred basis under our Deferred Compensation Plan. Under the plan, each participant may elect to defer a minimum of $2,000 and a maximum of 80% of his or her eligible compensation that may be earned during the year under our Incentive Compensation Plan.

Under the plan, we are permitted to make additional discretionary contributions with respect to amounts deferred under the plan. These discretionary contributions vest over a five-year service period. The service period begins on July 1 of the year for which the contribution was made and ends on June 30 of the same year, except that the first year of service is earned as long as the participant is employed for at least six months of that service year. Discretionary contributions will become 100% vested upon the retirement or disability of the participant or a change in control. We did not make any discretionary contributions during fiscal 2012. In addition, we have not in the past made any discretionary contributions under the Deferred Compensation Plan to any of our current named executive officers.

For cash amounts deferred under the plan, the participant may elect one or more measurement funds to be used to determine investment gains or losses to be credited to his or her account balance, including certain mutual funds. Amounts may be deferred until a specified date, retirement, disability or death. At the participant’s election, compensation deferred until retirement or death may be paid as a lump sum or in installments over five, ten, fifteen or twenty years. If the participant’s employment terminates before the participant qualifies for retirement, including due to disability, the participant’s deferred compensation balance will be paid in a single lump sum upon termination. Emergency hardship withdrawals are also permitted under the plan.

Under our Deferred Compensation Plan, we also permit the named executive officers and other key employees to defer receipt of any restricted stock units awarded under our 2004 Performance Incentive Plan beyond the vesting date of the award. A participant can elect to defer receipt of restricted stock units until a specified date, retirement, disability or death, as described above. If a participant makes an election to defer restricted stock units, the participant will receive a distribution with respect to the restricted stock units (including any stock units credited as dividend equivalents) in an equivalent number of shares of our common stock in accordance with the participant’s deferral election.

Potential Payments upon Termination or Change in Control

This section describes severance and change in control plans covering our named executive officers and certain agreements we have entered into with some of our named executive officers that could require us to make payments to the executives in connection with certain terminations of their employment with us and/or a change in control.

Change in Control — No Termination

Upon the occurrence of a “change in control,” all unvested stock options, shares of restricted stock and restricted stock units granted prior to September 2011 to an employee who was one of our executive officers at the time of grant will immediately vest regardless of whether there has also been a termination of employment. In addition, upon the occurrence of a change in control, all outstanding long-term performance cash awards granted prior to September 2011 to an employee who was one of our executive officers at the time of grant will immediately become payable in an amount equal to 100% of the target cash award granted to the officer. For these purposes, “change in control” generally means an acquisition by any person or group of more than one-third of our stock, certain majority changes in our board of directors over a period of not more than two years, mergers and similar transactions that result in a 50% or greater change in our ownership, and certain liquidations and dissolutions of the company. For a specific definition, please refer to the applicable stock plan or form of award agreement as filed with the Securities and Exchange Commission.

For all other equity awards (including performance stock unit awards, awards granted to named executive officers at a time when they were not also one of our executive officers, and awards granted after September 2011), if we dissolve or do not survive following a merger, business combination, or other reorganization, each award generally will become fully vested (in the case of performance stock units, accelerated vesting will be based on the target level of performance) unless the Compensation Committee provides for the assumption, substitution, or other continuation or settlement of the award.

Unless otherwise determined by the Compensation Committee, any stock options that are vested prior to or that become vested in connection with a transaction referred to above will generally terminate if not exercised prior to the transaction.

Change in Control — Termination Without Cause or For Good Reason

In addition to the change in control benefits described above, executive officers may be entitled to severance benefits in the event of certain terminations of employment upon or following a change in control. These benefits are provided under our Change of Control Severance Plan, which was adopted by our Board of Directors on March 29, 2001. The severance benefits are payable if we or our subsidiaries terminate the employment of the executive officer without “cause” or the employee voluntarily terminates his or her employment for “good reason” within one year after a change of control or prior to and in connection with, or in anticipation of, such a change.

For these purposes, “change in control” generally has the same meaning as described in the preceding section. For these purposes, “cause” generally means the commission of certain crimes by the executive, the executive’s willful engaging in fraud or dishonest conduct, refusal to perform certain duties, breach of fiduciary duty, or breach of certain other violations of company policy. For these purposes, “good reason” generally means the assignment to the executive of materially inconsistent duties, a significant adverse change in the executive’s reporting relationship, certain reductions in compensation or benefits, and certain relocations of the executive’s employment. For the specific definitions of change in control, cause and good reason, please refer to the Change of Control Severance Plan as filed with the Securities and Exchange Commission.

For each of the named executive officers, the severance benefits generally consist of the following:

(1) a lump sum payment equal to two times the sum of the officer’s annual base compensation plus the target bonus as in effect immediately prior to the change in control or as in effect on the date of notice of termination of the officer’s employment with us, whichever is higher;

(2) 100% vesting of any unvested stock options granted to the officer by us;

(3) extension of the period during which the officer may exercise his or her stock options to the longer of (a) 90 days after the date of termination of his or her employment and (b) the period specified in the plan or agreement governing the options;

(4) continuation for a period of 24 months of the same or equivalent life, health, hospitalization, dental and disability insurance coverage and other employee insurance or welfare benefits, including equivalent coverage for the officer’s spouse and dependent children, and a car allowance equal to what the officer was receiving immediately prior to the change in control, or a lump sum payment equal to the cost of obtaining coverage for 24 months if the officer is ineligible to be covered under the terms of our insurance and welfare benefits plans; and

(5) a lump sum payment equal to the amount of in-lieu payments that the officer would have been entitled to receive during the 24 months after termination of his or her employment if, prior to the change in control, the officer was receiving any cash-in-lieu payments designed to enable the officer to obtain insurance coverage of his or her choosing.

Any health and welfare benefits will be reduced to the extent of the receipt of substantially equivalent coverage by the officer from any successor employer.

The performance stock unit awards granted to Messrs. Coyne, Milligan and Leyden in fiscal 2012 provide for accelerated vesting at target in the event of a termination of employment under circumstances that give rise to severance benefits under the Change of Control Severance Plan.

Involuntary Termination Without Cause — No Change in Control

Our Board of Directors adopted an Executive Severance Plan on February 16, 2006, which provides for certain severance benefits in the event an executive’s employment is terminated without “cause.” For these purposes, “cause” generally has the meaning described in the preceding section. For the specific definition of cause, please refer to the Executive Severance Plan as filed with the Securities and Exchange Commission.

Participants in the Executive Severance Plan include members of our senior management who our Board of Directors or Compensation Committee has designated as a Tier 1 Executive, Tier 2 Executive or Tier 3 Executive. The level of severance benefits payable under the Executive Severance Plan depend upon the executive’s designated Tier. The Compensation Committee has designated each of our named executive officers as a Tier 1 Executive under our Executive Severance Plan.

The Executive Severance Plan provides that a Tier 1 Executive such as each of our named executive officers will receive the following severance benefits in the event we terminate the executive’s employment without cause:

(1) severance equal to the executive’s monthly base salary multiplied by twenty-four (24), generally payable in monthly installments over twenty-four (24) months following separation;

(2) a lump sum pro-rata bonus payment minus applicable taxes under our bonus program for the bonus cycle in which the executive’s termination date occurs (determined based on the number of days in the applicable bonus cycle during which the executive was employed (not to exceed six months) and assuming 100% of the performance targets subject to the bonus award are met regardless of actual funding by us);

(3) acceleration of the vesting of the executive’s then outstanding equity awards that are subject to time-based vesting to the extent such equity awards would have vested and become exercisable or payable, as applicable, if the executive had remained employed for an additional six months;

(4) outplacement services provided by a vendor chosen by us and at our expense for 12 months following the executive’s termination of employment; and

(5) reimbursement by us of applicable COBRA premium payments following expiration of the executive’s company-provided medical, dental and/or vision coverage existing as of the executive’s termination date for eighteen (18) months or, if earlier, until the executive otherwise becomes eligible for equivalent coverage under another employer’s plan.

Payment of severance benefits under the Executive Severance Plan is conditioned upon the executive’s execution of a valid and effective release of claims. Payment of severance benefits will cease in the event during the severance period the executive becomes self-employed or an employee of, or otherwise provides services for compensation, to any person or entity. In addition, no executive is entitled to a duplication of benefits under the Executive Severance Plan or any other severance plan of ours or our subsidiaries.

The performance stock unit awards granted to Messrs. Coyne, Milligan and Leyden in fiscal 2012 provide for accelerated vesting at target in the event of a termination of employment under circumstances that give rise to severance benefits under the Executive Severance Plan.

Qualified Retirement

In the event an employee retires from employment at a time when the employee meets the criteria of a “qualified retiree” under our standard terms and conditions for stock options, all unvested stock options held by the employee at the time of termination will accelerate. For stock options granted prior to November 2004, an employee will be a “qualified retiree” if the employee is at least age 55 at the time of retirement and his or her age plus total years of continuous service with us totals at least 65. For stock options granted after November 2004, the employee is also generally required to have at least five years of continuous service with us and, for stock options granted after May 2006, in addition to having at least five years of continuous service with us, the employee must also be at least age 65 at the time of retirement and his or her age plus total years of continuous service with us must total at least 75.

If an employee meets the applicable “qualified retiree” criteria, the employee’s stock options will remain exercisable for three years after his or her retirement or until their earlier expiration but will immediately terminate in the event the employee provides services to one of our competitors or otherwise competes with us. In that event, we will have the right to recover any profits realized by the employee from exercising the stock options during the six-month period prior to the date the employee commenced providing such services to a competitor.

Death

In the event of an employee’s death, the vesting of long-term incentive awards previously granted to the employee will accelerate as described below.

•

For stock options, all unvested stock options held by the employee at the time of death will immediately vest and be exercisable, and the stock options will remain exercisable for three years after the date of the employee’s death or until the earlier expiration of the stock option.

•

For awards of restricted stock units, a pro rata portion of the stock units due to vest on the next vesting date will immediately vest based on the number of days that the employee was employed by us between the last vesting date of the award and its next vesting date.

•

For performance stock unit awards granted in May 2012, a pro-rata portion of the award (based on the number of days that the employee was employed by us during the applicable performance period) will remain outstanding and eligible to vest based on actual achievement of the performance milestones over the performance period. No amount is earned under the performance stock unit awards granted in May 2012 in the event of a termination of employment prior to the start of fiscal 2013, the beginning of the first performance period under the award.

•

For long-term performance cash awards, a pro-rata portion of the cash award (based on the number of days that the employee was employed by us during the applicable performance period) will be paid to the employee’s legal representative, based on actual performance over the performance period, at the same time as the cash awards are generally paid with respect to that performance period.

Other Termination Scenarios

Under Mr. Coyne’s employment agreement, originally entered into in October 2006 and restated in March 2011, upon Mr. Coyne’s termination after January 1, 2012 for any reason other than a termination by us for cause, all stock options granted to Mr. Coyne prior to January 1, 2012 will become fully vested and Mr. Coyne will have three years to exercise the options, subject to their earlier termination. In such event, Mr. Coyne will also be eligible to receive payment following the end of the applicable performance period of any outstanding performance cash award granted prior to January 1, 2012 on a pro-rata basis based on the period of Mr. Coyne’s employment with us during that performance period.

Calculation of Potential Payments upon Termination or Change in Control

The following table presents our estimate of the benefits payable to the named executive officers under the agreements and plans described above in connection with certain terminations of their employment with us and/or a change in control. In calculating the amount of any potential payments to the named executive officers, we have assumed the following:

•	The applicable triggering event (i.e., termination of employment and/or change in control) occurred on June 29, 2012.

•	The price per share of our common stock is equal to the closing market price per share on June 29, 2012 ($30.48), the last trading day in fiscal 2012.

•	The company does not survive the change in control, and all outstanding incentive awards are cashed out and terminated in the transaction.

•

Not included in the table below are payments each named executive officer earned or accrued prior to termination, such as the balances under our Deferred Compensation Plan and previously vested equity and non-equity incentive awards, which are more fully described and quantified in the tables and narratives above.

Name	Compensation Element	Change in Control-No Termination ($)(5)	Change in Control-With Termination Not for Cause or For Good Reason ($)(6)	Involuntary Termination Without Cause-No Change in Control ($)(7)	Qualified Retirement ($)(8)	Death ($)(9)
John F. Coyne	Cash Severance	—	5,000,000	2,750,000	—	—
	Option Acceleration(1)	552,338	552,338	552,338	552,338	552,338
	Restricted Stock Unit Acceleration(2)	2,471,349	2,471,349	823,783	—	647,742
	Performance Stock Unit Acceleration(3)	—	—	—	—	—
	Performance Cash Acceleration	—	2,400,000	1,200,000	1,200,000	1,200,000
	Continuation of Benefits(4)	—	126,925	8,074	—	—
	Value of Outplacement Services	—	—	12,000	—	—

	TOTAL	3,023,687	10,550,612	5,346,195	1,752,338	2,400,080

Wolfgang U. Nickl	Cash Severance	—	1,400,000	950,000	—	—
	Option Acceleration(1)	175,551	175,551	76,541	—	175,551
	Restricted Stock Unit Acceleration(2)	1,344,381	1,344,381	170,718	—	564,867
	Performance Cash Acceleration	—	367,500	367,500	—	183,750
	Continuation of Benefits(4)	—	62,173	23,215	—	—
	Value of Outplacement Services	—	—	12,000	—	—

	TOTAL	1,519,932	3,349,605	1,599,974	—	924,168

Stephen D. Milligan	Cash Severance	—	3,600,000	2,100,000	—	—
	Option Acceleration(1)	—	—	—	—	—
	Restricted Stock Unit Acceleration(2)	1,593,281	1,593,281	—	—	147,370
	Performance Stock Unit Acceleration(3)	—	—	—	—	—
	Performance Cash Acceleration	—	—	—	—	—
	Continuation of Benefits(4)	—	48,550	22,870	—	—
	Value of Outplacement Services	—	—	12,000	—	—

	TOTAL	1,593,281	5,241,831	2,134,870	—	147,370

Timothy M. Leyden	Cash Severance	—	2,940,000	1,785,000	—	—
	Option Acceleration(1)	289,495	289,495	94,296	—	289,495
	Restricted Stock Unit Acceleration(2)	2,793,004	2,793,004	389,534	—	1,574,272
	Performance Stock Unit Acceleration(3)	—	—	—	—	—
	Performance Cash Acceleration	—	900,000	900,000	—	450,000
	Continuation of Benefits(4)	—	144,074	15,854	—	—
	Value of Outplacement Services	—	—	12,000	—	—

	TOTAL	3,082,499	7,066,573	3,196,684	—	2,313,767

James J. Murphy	Cash Severance	—	1,572,500	1,030,625	—	—
	Option Acceleration(1)	391,209	391,209	195,363	—	391,209
	Restricted Stock Unit Acceleration(2)	2,090,105	2,090,105	194,767	—	895,281
	Performance Cash Acceleration	—	446,250	446,250	—	223,125
	Continuation of Benefits(4)	—	89,732	23,215	—	—
	Value of Outplacement Services	—	—	12,000	—	—

	TOTAL	2,481,314	4,589,796	1,902,220	—	1,509,615

(1)	The amounts shown represent the portion of the option award that would have accelerated in connection with the termination or change in control event and are based on the intrinsic value of that portion of the option as of June 29, 2012. These intrinsic values were calculated by multiplying (i) the difference between the closing market price of a share of our common stock on June 29, 2012 ($30.48), the last trading day in fiscal 2012, and the applicable exercise price by (ii) the number of shares subject to stock options vesting on an accelerated basis on June 29, 2012. As a result, the amounts shown do not include any value for the acceleration of stock options that have an exercise price greater than $30.48 or for stock options that were already vested as of June 29, 2012. Also not included in the table above is any potential value attributable to the extension of a stock option term in connection with certain terminations of employment.

(2)	The amounts shown represent the portion of the restricted stock unit award that would have accelerated in connection with the termination event and are based on the intrinsic value of that portion as of June 29, 2012. These intrinsic values were calculated by multiplying (i) the closing price of a share of our common stock on June 29, 2012 ($30.48), the last trading day in fiscal 2012, by (ii) the number of shares of restricted stock or stock units that would have vested on an accelerated basis on June 29, 2012.

(3)	Under the terms of the performance stock unit awards, no amount is earned under the award in the event of a termination of employment prior to the fiscal day of fiscal 2013, the start of the first performance period under the award.

(4)	For purposes of the calculation for these amounts, expected costs have not been adjusted for any actuarial assumptions related to mortality, likelihood that the executive will find other employment, or discount rates for determining present value.

(5)	The amounts shown represent the estimated value of the acceleration of outstanding equity and non-equity incentive compensation under our incentive compensation plans in connection with a change in control (regardless of whether a termination of employment also occurs), as such acceleration is described more fully above.

(6)	The amounts shown represent the estimated value of the severance benefits payable under the Change in Control Severance Plan (and the estimated value of equity acceleration under our stock incentive plans for awards not covered under the Change in Control Severance Plan) in the event of a qualifying termination following a change in control, as such benefits are described more fully above.

(7)	The amounts shown represent the estimated value of the severance benefits payable under the Executive Severance Plan in the event of a termination of employment by us without cause, as such benefits are described more fully above.

(8)	None of the executive officers met the requirements for a “qualified retiree” described above as of June 29, 2012. However, as indicated above in the section entitled “Other Termination Scenarios,” Mr. Coyne’s employment agreement, originally entered into in October 2006 and restated in March 2011, provides for accelerated vesting of stock options granted prior to January 1, 2012 and a pro-rata portion of any then-outstanding long-term cash award in the event his employment with the company terminates for any reason, including a voluntary retirement where the requirements for a “qualified retiree” are not met. As such, we have reported amounts payable upon Mr. Coyne’s voluntary retirement in this column notwithstanding that he had not met the requirements for a “qualified retiree” as of June 29, 2012.

(9)	The amounts shown represent the estimated value of the acceleration of outstanding equity and non-equity incentive compensation under our incentive compensation plans (and, for Mr. Coyne, under his employment agreement) in connection with the executive’s death, as such acceleration is described more fully above. For the long-term performance cash awards, the amounts assume achievement at 100% of target for the period.

PROPOSAL 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE

WESTERN DIGITAL CORPORATION

AMENDED AND RESTATED 2004 PERFORMANCE INCENTIVE PLAN

General

At the Annual Meeting, stockholders will be asked to approve an amendment and restatement of the Western Digital Corporation Amended and Restated 2004 Performance Incentive Plan (the “2004 Performance Incentive Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on August 7, 2012. The amendment and restatement of the 2004 Performance Incentive Plan reflects, among other things, the following amendments, which are subject to stockholder approval of this proposal:

•

Increase in Aggregate Share Limit.    The amended and restated version of the 2004 Performance Incentive Plan authorizes an increase in the number of shares of common stock available for award grants under the plan by an additional 11,500,000 shares. In addition, when our Non-Employee Directors Stock-For-Fees Plan (the “Stock-For-Fees Plan”) expires in accordance with its terms on December 31, 2012, the number of shares of our common stock remaining available for issuance (and not covered by prior stock elections or awards) under the Stock-For-Fees Plan will become available for new award grants under the 2004 Performance Incentive Plan. As of September 17, 2012, a total of 150,218 shares of our common stock were available for issuance (and not covered by prior stock elections or awards) under the Stock-For-Fees Plan.

•

Increase in Full-Value Award Share Counting Provision.    Shares issued in respect of any “full-value award” granted under the 2004 Performance Incentive Plan currently count against the share limit described above as 1.35 shares for every one share actually issued in connection with the award. The amended and restated version of the 2004 Performance Incentive Plan increases this ratio for full-value awards to 1.72 shares for every one share actually issued in connection with the award.

•

Extension of Performance-Based Award Feature.    One element of the 2004 Performance Incentive Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the Code (“Section 162(m)). These awards are referred to as “Performance-Based Awards” and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the 2004 Performance Incentive Plan which may also qualify as performance-based compensation for Section 162(m) purposes. If stockholders approve the amendment and restatement of the 2004 Performance Incentive Plan, the Performance-Based Award feature of the 2004 Performance Incentive Plan will be renewed and extended through the first annual meeting of our stockholders that occurs in 2017 (subject to earlier termination of the plan on the expiration date), and the performance criteria listed below and in Section 5.2.2 of the 2004 Performance Incentive Plan will be approved for use in connection with Performance-Based Awards granted under the plan. (See “Summary Description of the 2004 Performance Incentive Plan (As Proposed to be Amended and Restated) — Performance-Based Awards” below.)

•

Extension of Plan Expiration Date.    Currently, the authority to grant new awards under the 2004 Performance Incentive Plan will expire on September 20, 2014. The amended and restated version of the 2004 Performance Incentive Plan extends the expiration date of the plan until August 6, 2022.

As of September 17, 2012, a total of 17,929,968 shares of our common stock were subject to outstanding awards granted under the 2004 Performance Incentive Plan, and an additional 740,362 shares of our common stock were available for new award grants under the 2004 Performance Incentive Plan (before giving effect to the increase in the aggregate share limit described above). The Board of Directors approved the additional share authority requested under the 2004 Performance Incentive Plan based, in part, on a belief that the number of shares currently available under the 2004 Performance Incentive Plan does not give us sufficient flexibility to adequately provide for future incentives. We will continue to have the authority to grant awards under the 2004 Performance Incentive Plan, within the existing 2004 Performance Incentive Plan limits, if stockholders do not approve this 2004 Performance Incentive Plan proposal.

Summary Description of the 2004 Performance Incentive Plan (As Proposed to be Amended and Restated)

The principal terms of the 2004 Performance Incentive Plan (as proposed to be amended and restated) are summarized below. The following summary is qualified in its entirety by the full text of the 2004 Performance Incentive Plan (as proposed to be amended and restated), which has been filed as Exhibit A to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov or on our website at investor.wdc.com. A copy of the amended and restated 2004 Performance Incentive Plan document may also be obtained without charge by writing our Secretary at Western Digital Corporation, 3355 Michelson Drive, Suite 100, Irvine, California 92612.

Purpose.    The purpose of the 2004 Performance Incentive Plan is to promote the success of the company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the company. Equity-based awards are also intended to further align the interests of award recipients and our stockholders.

Administration.    The Board of Directors or one or more committees appointed by the Board of Directors administers the 2004 Performance Incentive Plan. To the extent required by any applicable listing agency, the 2004 Performance Incentive Plan must be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency.) The Board of Directors has delegated general administrative authority for the 2004 Performance Incentive Plan to the Compensation Committee. (The appropriate acting body, be it the Board of Directors or a committee within its delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2004 Performance Incentive Plan with respect to awarding grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•

to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award, provided that award grants to persons who are determined to be subject to Section 16 of the Securities Exchange Act must be authorized only by a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Securities Exchange Act);

•	to cancel, modify, or waive the company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	subject to the minimum vesting rules of the 2004 Performance Incentive Plan, to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2004 Performance Incentive Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•

to allow the purchase price of an award or shares of our common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing.    Except for an adjustment pursuant to changes in our capitalization or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding option or stock appreciation right to reduce the exercise price or grant price of the award, (2) provide for the cancellation, exchange, or surrender of an outstanding option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) provide for the cancellation, exchange, or surrender of an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or grant price that is less than the exercise or grant price of the original award.

Eligibility.    Persons eligible to receive awards under the 2004 Performance Incentive Plan include officers or employees of the company or any of its subsidiaries, directors of the company, and certain consultants and advisors to the company or any of its subsidiaries. As of September 17, 2012, approximately 100,000 officers and employees of the company and its subsidiaries (including all of our named executive officers), and each of our non-employee directors, are considered eligible under the 2004 Performance Incentive Plan.

Authorized Shares; Limits on Awards.    As of September 17, 2012, the maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2004 Performance Incentive Plan equaled the sum of: (1) 32,000,000 shares, plus (2) the number of any shares subject to stock options granted under our Employee Stock Option Plan, Stock Option Plan for Non-Employee Directors or Broad-Based Stock Incentive Plan (collectively, the “Existing Plans”) which expire, or for any reason are cancelled or terminated, after that date without being exercised. As of September 17, 2012, 632,126 options were then outstanding under the Existing Plans. If stockholders approve this proposal, the number of shares available for award grant purposes under the 2004 Performance Incentive Plan will be increased by an additional 11,500,000 shares. In addition, if stockholders approve this proposal, when our Stock-For-Fees Plan expires in accordance with its terms on December 31, 2012, the number of shares of our common stock remaining available for issuance (and not covered by prior stock elections or awards) under the Stock-For-Fees Plan will become available for new award grants under the 2004 Performance Incentive Plan.

Shares issued in respect of any “full-value award” granted under the 2004 Performance Incentive Plan count against the share limit described in the preceding paragraph as 1.35 shares for every one share actually issued in connection with the award. If stockholders approve this proposal, this ratio for full-value awards will increase to 1.72 shares for every one share actually issued in connection with the award. For example, if stockholders approve this proposal, then a stock bonus of 100 shares of our common stock granted under the 2004 Performance Incentive Plan would result in 172 shares charged against the share limit with respect to that stock bonus award. For this purpose, a “full-value award” generally means any award granted under the plan other than a stock option grant or a stock appreciation right grant.

The following other limits are also contained in the 2004 Performance Incentive Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 49,699,313 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 1,000,000 shares.

•

“Performance-Based Awards” under Section 5.2 of the 2004 Performance Incentive Plan payable only in cash (and not related to shares) to a participant in any one calendar year will not exceed $10,000,000.

•

The portion of all “full-value awards” that do not meet the minimum vesting requirements under Section 5.1.5 of the 2004 Performance Incentive Plan cannot exceed 5% of the total shares of common stock available for award grant purposes under the plan.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2004 Performance Incentive Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2004 Performance Incentive Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be counted against the applicable share limits with respect to such exercise.) Shares that are reacquired or withheld by us to pay the exercise price of an award granted under the 2004 Performance Incentive Plan, as well as any shares reacquired or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2004 Performance Incentive Plan will again be available for subsequent awards under the 2004 Performance Incentive

Plan. In addition, the 2004 Performance Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2004 Performance Incentive Plan.

Types of Awards.    The 2004 Performance Incentive Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in our common stock or units of our common stock, as well as cash bonus awards. The 2004 Performance Incentive Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of our common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option may not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2004 Performance Incentive Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2004 Performance Incentive Plan. Incentive stock options may only be granted to employees of the company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of our common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and cannot be less than the fair market value of a share of our common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2004 Performance Incentive Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards. However, dividend equivalent rights may not be granted in connection with a stock option or stock appreciation right under the plan, and any dividends or dividend equivalents as to the unvested portion of a restricted stock (or stock unit) award under the plan that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award if the applicable performance conditions are not satisfied.

The 2004 Performance Incentive Plan generally imposes a minimum one-year vesting requirement on any full-value awards that are subject to a performance-based vesting condition and generally requires that any other full-value awards not vest more rapidly than in monthly installments over a three-year period, although the Administrator may provide for accelerated vesting of awards under certain specified circumstances such as a change of control of the company or a termination of the award holder’s employment (other than for cause). In addition, the portion of all “full-value awards” under the 2004 Performance Incentive Plan that do not meet these vesting requirements are subject to the 5% limit described above under “Authorized Shares; Limits on Awards.”

Performance-Based Awards.    The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the Code. Performance-based awards are in addition to any of the other types of awards that may be granted under the 2004 Performance Incentive Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-based awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of performance-based awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, economic value added or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-based awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any performance-based award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of performance-based awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals.    The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Acceleration of Awards; Possible Early Termination of Awards.    Generally, and subject to limited exceptions set forth in the 2004 Performance Incentive Plan, if any person acquires more than 33 1/3% of the outstanding common stock or combined voting power of the company, if certain changes in a majority of the Board of Directors occur over a period of no longer than two years, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the company or any of its subsidiaries, a sale or other disposition of all or substantially all of the company’s assets or the acquisition of assets or stock of another entity by the company or any of its subsidiaries, or if the company is dissolved or liquidated, then awards then-outstanding under the 2004 Performance Incentive Plan may become fully vested or paid, as applicable, and may terminate or be terminated in such circumstances. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2004 Performance Incentive Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Transfer Restrictions.    Subject to certain exceptions contained in Section 5.7 of the 2004 Performance Incentive Plan, awards under the 2004 Performance Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers are made for estate or tax planning or charitable purposes for no (or nominal) consideration and comply with applicable federal and state securities laws.

Adjustments.    As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2004 Performance Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority.    The 2004 Performance Incentive Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Termination of or Changes to the 2004 Performance Incentive Plan.    The Board of Directors may amend or terminate the 2004 Performance Incentive Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law, to the extent required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan, or to the extent the amendment constitutes a “material revision” of the plan within the meaning of applicable listing rules. Stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2004 Performance Incentive Plan or to increase any other share limit set forth in the plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) The 2004 Performance Incentive Plan is currently scheduled to expire on September 20, 2014. If stockholders approve this proposal, the expiration date of the plan will be extended to August 6, 2022. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2004 Performance Incentive Plan

The U.S. federal income tax consequences of the 2004 Performance Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2004 Performance Incentive Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, we are generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2004 Performance Incentive Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2004 Performance Incentive Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by us in certain circumstances.

Specific Benefits under the 2004 Performance Incentive Plan

We have not approved any other awards that are conditioned upon stockholder approval of the proposed amended and restated version of the 2004 Performance Incentive Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 2004 Performance Incentive Plan cannot be determined at this time. If the amendments reflected in this 2004 Performance Incentive Plan proposal had been in effect in fiscal 2012, we expect that award grants for fiscal 2012 would not have been substantially different from those actually made in that year under the 2004 Performance Incentive Plan.

The closing market price for a share of our common stock as of September 17, 2012 was $39.48 per share.

Aggregate Past Grants Under the 2004 Performance Incentive Plan

As of September 17, 2012, awards covering 34,193,559 shares of our common stock had been granted under the 2004 Performance Incentive Plan. (This number of shares includes shares subject to awards that expired or terminated without having been exercised and paid and became available for new award grants under the plan.) The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock and stock unit vesting prior to that date, and option and unvested restricted stock and stock unit holdings as of that date.

					Restricted Stock and Restricted Stock Units(3)
	Stock Options				Number of Shares or Units Subject to Past Grants	Number of Shares or Units Vested as of September 17, 2012	Number of Shares or Units Outstanding and Unvested as of September 17, 2012
	Number of Shares Subject to Past Option Grants	Number of Shares Acquired on Past Exercise	Number of Shares Underlying Options Outstanding as of September 17, 2012
Name and Position			Exercisable	Unexercisable
Named Executive Officers:
John F. Coyne	1,265,493	0	961,374	304,119	1,681,181	1,527,027	154,154
Chief Executive Officer
Wolfgang U. Nickl	208,918	16,190	85,416	107,312	99,616	21,452	78,164
Executive Vice President and Chief Financial Officer
Stephen D. Milligan(1)	332,837	58,256	0	222,019	468,369	146,667	227,801
President
Timothy M. Leyden	561,978	0	334,156	227,822	299,553	123,972	175,581
President, WD Subsidiary
James J. Murphy	474,761	286,361	12,069	176,331	189,897	104,098	85,799
Executive Vice President, WW Sales and Sales Operations
Total for All Executive Officers (including Named Executive Officers):	2,843,987	360,807	1,393,015	1,037,603	2,738,616	1,923,216	721,499
Non-Employee Directors:
Kathleen A. Cote	82,749	10,000	53,218	19,531	33,597	21,718	11,879
Henry T. DeNero	82,749	31,685	31,533	19,531	33,597	21,718	11,879
William L. Kimsey	82,749	22,500	40,718	19,531	33,597	21,718	11,879
Michael D. Lambert	82,749	10,000	53,218	19,531	33,597	21,718	11,879
Len J. Lauer	45,863	0	16,630	29,233	9,274	0	9,274
Matthew E. Massengill(2)	560,249	312,500	40,718	19,531	578,224	516,345	11,879
Roger H. Moore	82,749	38,763	24,455	19,531	33,597	21,718	11,879
Kensuke Oka	0	0	0	0	0	0	0
Thomas E. Pardun	82,749	0	63,218	19,531	33,597	21,718	11,879
Arif Shakeel(2)	304,191	140,625	34,660	19,531	1,620,814	1,489,802	11,879
Masahiro Yamamura	0	0	0	0	0	0	0
Total for All Non-Employee Directors:	1,406,797	566,073	358,368	185,481	2,409,894	2,136,455	104,306
Each other person who has received 5% or more of the options, warrants or rights under the 2004 Performance Incentive Plan	—	—	—	—	—	—	—
All employees, including all current officers who are not executive officers or directors, as a group	17,568,040	5,980,437	3,882,298	6,521,752	7,226,225	3,046,456	3,677,826
Total	21,818,824	6,907,317	5,633,681	7,744,836	12,374,735	7,106,127	4,503,631

(1)	Amounts presented in the table above for Mr. Milligan include awards granted during his employment with Western Digital prior to his employment with HGST.

(2)	Amounts presented in the table above for Messrs. Massengill and Shakeel include awards granted to these individuals at a time when they were executive officers of the company.

(3)	Amounts presented in the table above include the target number of performance stock units granted or outstanding, as applicable, under the 2004 Performance Incentive Plan.

Mr. Coyne and each of the non-employee directors identified above is a nominee for re-election as a director at the 2012 Annual Meeting.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for approval of the amendment and restatement of the 2004 Performance Incentive Plan.

The Board of Directors believes that the proposed amendment and restatement of the 2004 Performance Incentive Plan will promote the interests of the company and its stockholders and will help the company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 2004 PERFORMANCE INCENTIVE PLAN AS DESCRIBED ABOVE.

All members of the Board of Directors and all of our executive officers are eligible for awards under the 2004 Performance Incentive Plan and thus have a personal interest in the approval of the amendment and restatement of the 2004 Performance Incentive Plan.

PROPOSAL 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE

WESTERN DIGITAL CORPORATION

2005 EMPLOYEE STOCK PURCHASE PLAN

General

At the Annual Meeting, stockholders will be asked to approve an amendment and restatement of the Western Digital Corporation 2005 Employee Stock Purchase Plan, or ESPP, which would increase the maximum number of shares of our common stock authorized for issuance under the plan by an additional 8,000,000 shares. This amendment and restatement was adopted, subject to stockholder approval, by the Board of Directors on August 7, 2012.

Currently, a total of 13,000,000 shares of the company’s common stock are authorized for issuance under the ESPP. Of these shares, 11,045,666 shares have previously been purchased and 1,954,334 shares remain available for purchase in the current and future offering periods. If stockholders approve the amendment and restatement of the ESPP, the maximum number of shares that may be issued under the ESPP will increase from 13,000,000 to 21,000,000 shares.

The Board of Directors believes that the ESPP will help us retain and motivate eligible employees and will help further align the interests of eligible employees with those of our stockholders. The Board of Directors approved the additional share authority requested under the ESPP to help ensure that a sufficient reserve of common stock remains available for issuance under the ESPP to allow us to continue the plan in the future.

Summary Description of the 2005 Employee Stock Purchase Plan (As Proposed to be Amended and Restated)

The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP (as proposed to be amended and restated), which has been filed as Exhibit B to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov or on our website at investor.wdc.com. A copy of the ESPP may also be obtained without charge by writing the company’s Secretary at Western Digital Corporation, 3355 Michelson Drive, Suite 100, Irvine, California 92612.

Purpose.    The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of the company’s common stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the company’s employ and to advance the best interests of the company and its stockholders.

Operation of the 2005 Employee Stock Purchase Plan.    The ESPP operates in a series of periods referred to as “Offering Periods.” The company will establish the duration of each Offering Period in advance of that Offering Period. However, an Offering Period may not be longer than 24 months. The company may provide for a new Offering Period to start before an Offering Period in progress has ended, but no one participant may participate in more than one Offering Period at the same time.

On the first day of each Offering Period (referred to as the “Enrollment Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period is granted an option to purchase shares of the company’s common stock. A participant may designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP. The participant’s contributions under the ESPP are credited to a bookkeeping account in his or her name. A participant generally may elect to terminate his or her contributions to the ESPP at any time during an Offering Period. A participant also generally may elect to increase or decrease the rate of his or her contributions to the ESPP up to four times in a calendar year. Amounts contributed to the ESPP constitute general corporate assets of the company and may be used for any corporate purpose.

An Offering Period may consist of one or more periods referred to as “Exercise Periods.” The last day of each Exercise Period is referred to as an “Exercise Date.” Each option granted under the ESPP for an Offering Period is automatically exercised on each Exercise Date that occurs within that Offering Period. The number of shares acquired by a participant upon exercise of his or her option is determined by dividing the participant’s account balance under the ESPP as of the Exercise Date by the Exercise Price for that Offering Period. The company establishes the methodology for setting the Exercise Price in an Offering Period in advance of that Offering Period, except that in no event may the Exercise Price be lower than the lesser of (i) 85% of the fair market value of a share of the company’s common stock on the applicable Enrollment Date, or (ii) 85% of the fair market value of a share of the company’s common stock on the applicable Exercise Date. A participant’s account is reduced upon exercise of his or her option by the amount used to pay the Exercise Price of the shares acquired by the participant. No interest is paid to any participant or credited to any account under the ESPP.

Eligibility.    Only certain employees are eligible to participate in the ESPP. To be eligible to participate in an Offering Period, on the Enrollment Date of that period an individual must:

•	be employed by the company or one of its subsidiaries that has been designated as a participating subsidiary; and

•	be customarily employed for more than 20 hours per week and more than 5 months in a calendar year.

As of September 17, 2012, approximately 90,000 employees of the company and its subsidiaries, including all of the named executive officers, were eligible to participate in the ESPP.

Limits on Authorized Shares; Limits on Contributions.    Currently, a maximum of 13,000,000 shares of the company’s common stock are available for delivery under the plan. If stockholders approve this proposal, the number of shares available for issuance under the ESPP will be increased by an additional 8,000,000 shares.

Participation in the ESPP is also subject to the following limits:

•	A participant cannot contribute more than 10% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.

•

A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP for each calendar year in which such option is outstanding.

•

A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

The company has the flexibility to change the 10%-contribution referred to above and the maximum limit on the number of shares that may be acquired by any individual during an Exercise Period under the ESPP from time to time without stockholder approval. However, the company cannot increase the aggregate share limit under the ESPP without stockholder approval, other than to reflect stock splits and similar adjustments as described below. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Antidilution; Adjustments.    As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as purchase prices and share limits under the ESPP, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the company’s stockholders.

Termination of Participation.    A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant files a new election that takes effect or the participant ceases to participate in the ESPP. A participant’s participation in the ESPP generally will terminate if, prior to the applicable Exercise Date, the participant ceases to be employed by the company or one of its participating subsidiaries or the participant is no longer scheduled to work more than 20 hours per week or more than 5 months in a calendar year.

If a participant’s participation in the ESPP terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her account balance will be paid to him or her in cash without interest. However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions.    A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration.    The ESPP is administered by the Board of Directors or by a committee appointed by the Board of Directors. The Board of Directors has appointed the Compensation Committee of the Board of Directors as the current administrator of the ESPP. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP. Decisions of the administrator with respect to the ESPP are final and binding on all persons.

No Limit on Other Plans.    The ESPP does not limit the ability of the Board of Directors or any committee of the Board of Directors to grant awards or authorize any other compensation, with or without reference to the company’s common stock, under any other plan or authority.

Amendments.    The Board of Directors generally may amend or suspend the ESPP at any time and in any manner. No amendment, suspension or termination of the ESPP may have a material adverse effect on the then-existing rights of any participant during an Exercise Period without the participant’s written consent, but the Board of Directors may amend, suspend or terminate the ESPP as to any outstanding options granted under the ESPP for an Offering Period, effective as of any Exercise Date within that Offering Period, without the consent of the participants to whom such options were granted. Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules.

Termination.    The Board of Directors may terminate the ESPP at any time. The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the 2005 Employee Stock Purchase Plan

Following is a general summary of the current federal income tax principles applicable to the ESPP. The following summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Participant contributions to the ESPP are made on an after-tax basis. That is, a participant’s contributions are deducted from compensation that is taxable to the participant and for which the company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her option under the ESPP. The company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Enrollment Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Enrollment Date of the Offering Period in which the participant acquired the shares exceeded the option price of the shares, or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the fair market value of the shares on the Exercise Date on which the participant acquired the shares and the purchase price paid for the shares, and the company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Exercise Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The company will not be entitled to a tax deduction with respect to any capital gain realized by the participant.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase shares of the company’s common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the share increase reflected in this ESPP proposal had been in effect in fiscal 2012, we do not expect that the number of shares purchased by participants in the plan during fiscal 2012 would have been materially different than the number of shares purchased as set forth in the table below.

The closing price of a share of the company’s common stock as of September 17, 2012 was $39.48 per share.

Aggregate Past Purchases Under the 2005 Employee Stock Purchase Plan

As of September 17, 2012, 11,045,666 shares of the company’s common stock had been purchased under the ESPP. The following number of shares has been purchased by the persons and groups identified below:

Name and Position	Aggregate Number of Shares Purchased Under the Plan in Fiscal 2012	Aggregate Number of Shares Purchased Under the Plan in All Completed Purchase Periods
Named Executive Officers:
John F. Coyne	860	10,066
Wolfgang U. Nickl	967	11,751
Stephen D. Milligan	0	1,851
Timothy M. Leyden	636	8,216
James J. Murphy	1,007	12,092

Total for All Named Executive Officers (5 Persons):	3,470	43,976

Non-Executive Director Group (11 Persons):	0	0
Each other person who has received 5% or more of the options, warrants or rights under the ESPP	0	0
All employees, including all current officers who are not executive officers or directors, as a group	1,512,751	11,001,690

Total	1,516,221	11,045,666

Mr. Coyne and each of the non-executive directors identified above is a nominee for re-election as a director at the 2012 Annual Meeting of Stockholders.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for approval of the amendment and restatement of the ESPP.

The Board of Directors believes that adoption of the amended and restated ESPP will promote the interests of the company and its stockholders and continue to enable the company to attract, retain and award persons important to its success.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 2005 EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE.

Members of the Board of Directors who are also employees or officers of the company and all of our executive officers are eligible to participate in the ESPP and thus have a personal interest in the approval of the amendment and restatement of the ESPP.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s executive compensation disclosure rules and set forth in this Proxy Statement (including in the compensation tables and narratives accompanying those tables, as well as in the Compensation Discussion and Analysis).

As described more fully in the “Compensation Discussion and Analysis” section beginning on page 26, our executive compensation program is designed and reviewed at least annually to achieve the following goals:

•	attract, develop, reward and retain highly qualified and talented individuals;

•

motivate executives to improve the overall performance of our company as a whole as well as the business group for which each executive is responsible, and reward executives when specified measurable results have been achieved;

•	encourage accountability by determining salaries and incentive awards based on each executive’s individual contribution and performance;

•

tie incentive awards to financial and non-financial metrics that drive the performance of our common stock over the long term to further reinforce the linkage between the interests of our stockholders and our executives; and

•	help ensure compensation levels are both externally competitive and internally equitable.

We urge stockholders to read the “Compensation Discussion and Analysis” section, particularly the “Executive Summary,” which describes in more detail how our executive compensation program is designed to achieve these goals and key fiscal 2012 compensation decisions. Highlights of our executive compensation programs include the following:

•

Base Salary.    We target base salaries for executive officers at approximately the median of composite market data in order to help attract and retain highly qualified executive talent and to compensate executives for sustained individual performance.

•

Semi-Annual Bonus.    Our executive officers are eligible to earn semi-annual incentive pay under our Incentive Compensation Plan based on our performance against pre-established performance goals, generally adjusted earnings per share. Our Incentive Compensation Plan is designed primarily to motivate executives to achieve specified performance goals that are important to the continued growth and success of the company and to align the interests of management with the interests of stockholders. We target bonus opportunities at a level such that when added to base salary, the executive officer’s target total cash compensation is between the median and the 75th percentile based on composite market data.

•

Long-Term Incentives.    Our executive officers are also eligible to receive long-term incentive pay in the form of a combination of stock options, restricted stock units and long-term performance cash awards. These long-term incentives are generally granted annually and vest over a two-, three- or four-year period, resulting in overlapping vesting periods that are designed to discourage short-term risk-taking, reinforce the link between the interests of stockholders and our executives and motivate executives to improve the multi-year financial performance of the company. We target long-term incentive opportunities at a level such that when added to target total cash compensation, the executive’s target total direct compensation is between the median and the 75th percentile based on composite market data.

A substantial portion of each executive officer’s compensation is awarded in the form of performance-based compensation such as cash bonuses and long-term incentive compensation. We have entered into employment agreements with each of Messrs. Coyne, Milligan and Leyden, but these agreements do not contain any guaranteed bonuses or annual long-term incentive compensation. We provide very minimal (less than $10,000) perquisites to our executive officers and do not provide for any tax gross-ups. In addition, all executive officers are required to meet stock ownership guidelines which help achieve our objective of linking the interests of stockholders and management.

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the Securities and Exchange Commission, our Board of Directors will request your advisory vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the Securities and Exchange Commission’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

This proposal on the compensation paid to our named executive officers is advisory only and will not binding on the company or our Board of Directors, and will not be construed as overruling a decision by the company or our Board of Directors or creating or implying any additional fiduciary duty for the company or our Board of Directors. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. Stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2013 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4 TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SECURITIES AND EXCHANGE COMMISSION’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information with respect to our equity compensation plans as of June 29, 2012, which plans were as follows: Non-Employee Directors Stock-for-Fees Plan, 2004 Performance Incentive Plan, Employee Stock Option Plan, Broad-Based Stock Incentive Plan, Stock Option Plan for Non-Employee Directors and 2005 Employee Stock Purchase Plan. With the exception of the Broad-Based Stock Incentive Plan, these plans have each been approved by our stockholders. Following expiration of the Employee Stock Option Plan on November 10, 2004 and approval of the 2004 Performance Incentive Plan by our stockholders on November 18, 2004, no new awards are permitted under the Employee Stock Option Plan, the Broad-Based Stock Incentive Plan and the Stock Option Plan for Non-Employee Directors.

The following table does not present information regarding equity awards that were assumed by us in connection with the HGST acquisition. As of June 29, 2012, an additional 3,527,457 shares of our common stock were subject to assumed HGST stock options (at a weighted average exercise price of $8.5448 per share), and an additional 229,595 shares of our common stock were subject to assumed HGST restricted stock units.

	(a)		(b)		(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders	16,136,084	(1)(2)	$25.7271	(3)	8,024,874	(4)
Equity compensation plans not approved by security holders	500		$8.99		0

Total	16,136,584		$24.9129		8,024,874

(1)	This amount includes: (i) 11,419,749 shares of our common stock subject to stock options outstanding under our 2004 Performance Incentive Plan, (ii) 806,286 shares of our common stock subject to stock options outstanding under our Employee Stock Option Plan, (iii) 35,000 shares of our common stock subject to stock options outstanding under our Stock Option Plan for Non-Employee Directors, (iv) 3,283,938 shares of our common stock subject to outstanding restricted stock units awarded under our 2004 Performance Incentive Plan, and (v) 190,711 shares of our common stock subject to deferred stock units credited under our Deferred Compensation Plan.

(2)	Includes the maximum number of shares potentially issuable in connection with open performance-based vesting conditions. As of June 29, 2012, a maximum of 400,400 performance restricted stock units (including a target number of 200,200 performance restricted stock units) were subject to open performance-based vesting conditions. See “Compensation Discussion and Analysis” and the “Fiscal 2012 Grants of Plan-Based Awards Table” and the accompanying narrative for more information regarding outstanding performance restricted stock units.

(3)	This number reflects the weighted-average exercise price of outstanding options and has been calculated exclusive of restricted stock units issued under our 2004 Performance Incentive Plan and deferred stock units credited under our Non-Employee Directors Stock-for-Fees Plan.

(4)	Of these shares, as of June 29, 2012, 5,920,321 remained available for future issuance under our 2004 Performance Incentive Plan, 150,218 remained available for future issuance under our Non-Employee Directors Stock-for-Fees Plan and 1,954,334 remained available for future issuance under our 2005 Employee Stock Purchase Plan. This column does not reflect the 11,500,000 additional shares that will be available under the 2004 Performance Incentive Plan if stockholders approve Proposal 2, or the 8,000,000 additional shares that will be available under the 2005 Employee Stock Purchase Plan if stockholders approve Proposal 3.

Broad-Based Stock Incentive Plan

On September 30, 1999, our Board of Directors approved the Broad-Based Stock Incentive Plan under which options to purchase 500 shares of our common stock were outstanding as of June 29, 2012. This plan was intended to qualify as “broadly-based” under the NASDAQ Stock Market stockholder approval policy at the time of its adoption and was not submitted to our stockholders for approval. Following approval of the 2004 Performance Incentive Plan by our stockholders in November 2004, no new awards are permitted under the Broad-Based Incentive Plan after such date and, therefore, no shares remain available for grant under the plan.

None of the stock options that we granted under the plan are incentive stock options under Section 422 of the Internal Revenue Code and the term of each outstanding option granted under the plan does not exceed ten years from the date of its grant. There are no unvested restricted stock or restricted stock unit awards outstanding under the plan.

The Compensation Committee of our Board of Directors administers the Broad-Based Stock Incentive Plan. The Compensation Committee has broad discretionary authority to construe and interpret the plan. The Compensation Committee may in its discretion provide financing to a participant in a principal amount sufficient to pay the purchase price of any award and/or to pay the amount of taxes required by law to be withheld with respect to any award. Further, the Compensation Committee may, through the terms of the award or otherwise, provide for lapse of restrictions on an option or restricted stock award, either immediately upon a change of control of Western Digital (as defined in the plan), or upon termination of the eligible employee’s employment within 24 months following a change of control. The Compensation Committee may also provide for the exercise, payment or lapse of restrictions on an award that is only effective if no provision for the assumption or substitution of the award is made in the change of control transaction.

The Board of Directors or the Compensation Committee, subject to rules of the NASDAQ Stock Market requiring stockholder approval, may amend, alter or discontinue agreements evidencing an award made under the plan. These amendments may include: (i) reducing the exercise price of outstanding options; or (ii) after the date of a change of control, impairing the rights of any award holder, without such holder’s consent, under any award granted prior to the date of any change of control. No award, or any interest in an award may be transferred in any manner, other than by will or the laws of descent and distribution, unless the agreement evidencing an award expressly states that it is transferable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors and officers and persons who beneficially own more than 10% of our common stock must report their initial ownership of our equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission and the NASDAQ Stock Market. The Securities and Exchange Commission has established specific due dates for these reports, and we must disclose in this Proxy Statement any late filings during fiscal 2012. To our knowledge, based solely on our review of the copies of such reports required to be furnished to us with respect to fiscal 2012 and the written responses to annual directors’ and officers’ questionnaires that no other reports were required, all of these reports were timely filed during and with respect to fiscal 2012.

AUDIT COMMITTEE

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended June 29, 2012. This report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act or to the liabilities of Section 18 of the Securities Exchange Act, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act or the Securities Exchange Act, except to the extent we specifically request that it be treated as soliciting material or specifically incorporate it by reference into a filing under the Securities Act or the Securities Exchange Act.

Report of the Audit Committee

The Audit Committee represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of Western Digital and its subsidiaries, and has general responsibility for oversight and review of the accounting and financial reporting practices, internal controls and accounting and audit activities of Western Digital and its subsidiaries. The Audit Committee acts pursuant to a written charter. Our Board of Directors originally adopted the Audit Committee Charter on September 6, 1995 and most recently approved an amendment of the Charter on February 3, 2010. A copy of the amended charter is available on our website under the Investor Relations section at investor.wdc.com. The Board of Directors has determined that each of the members of the Audit Committee qualifies as an “independent” director under applicable rules of the NASDAQ Stock Market and the Securities and Exchange Commission.

Management is responsible for the preparation, presentation and integrity of Western Digital’s financial statements, the financial reporting process, accounting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. KPMG LLP, Western Digital’s independent registered public accounting firm, is responsible for performing an independent audit of Western Digital’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

During fiscal 2012, the Audit Committee met a total of 13 times, 4 in person and 9 via telephone conference. During fiscal 2012, the Audit Committee also met and held discussions with management and KPMG LLP. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management and the independent registered public accounting firm. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

The Audit Committee reviewed and discussed the audited consolidated financial statements of Western Digital for the fiscal year ended June 29, 2012 with management and the independent registered public accounting firm. The Board of Directors, including the Audit Committee, received an opinion of KPMG LLP as to the conformity of such audited consolidated financial statements with GAAP.

The Audit Committee discussed with KPMG LLP the overall scope and plan for its audit. The Audit Committee met regularly with KPMG LLP, with and without management present, to discuss the results of its audit, its evaluation of Western Digital’s internal control over financial reporting and the overall quality of Western Digital’s accounting practices. In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP the independence of that firm. The Audit Committee also reviewed, among other things, the amount of fees paid to KPMG LLP for audit and non-audit services.

Based upon such reviews and discussions, the Audit Committee has recommended to the Board of Directors of Western Digital that the audited financial statements be included in Western Digital’s Annual Report on Form 10-K for the fiscal year ended June 29, 2012, for filing with the Securities and Exchange Commission. The Audit Committee also appointed KPMG LLP to serve as Western Digital’s independent registered public accounting firm for the fiscal year ending June 28, 2013.

AUDIT COMMITTEE

Henry T. DeNero, Chairman

Kathleen A. Cote

William L. Kimsey

August 7, 2012

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The accounting firm of KPMG LLP has served as our independent auditors since our incorporation in 1970. The Audit Committee of our Board of Directors has again appointed KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending June 28, 2013. We are not required to submit the appointment of KPMG LLP for stockholder approval, but our Board of Directors has elected to seek ratification of the appointment of our independent registered public accounting firm by the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. If a majority of the shares represented at the Annual Meeting and entitled to vote do not ratify this appointment, the Audit Committee will reconsider its appointment of KPMG LLP and will either continue to retain this firm or appoint a new independent registered public accounting firm. We expect one or more representatives of KPMG LLP to be present at the Annual Meeting and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Following are the fees paid by us to KPMG LLP for the fiscal years ended June 29, 2012 and July 1, 2011:

Description of Professional Service	2012	2011
Audit Fees — professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Qs or services that are normally provided in connection with statutory and regulatory filings or engagements	$3,099,000	$1,824,100
Audit-Related Fees — assurance and related services reasonably related to the performance of the audit or review of our financial statements(1)	$25,000	$0
Tax Fees — professional services rendered for tax compliance, tax advice and tax planning(2)	$340,000	$330,000
All Other Fees — products and services other than those reported above	$0	$0

(1)	Audit-Related Fees in fiscal 2012 consisted of the issuance of two attestation reports.

(2)	Tax Fees in fiscal 2012 and 2011 consisted of tax compliance assistance and related services and transfer pricing review.

The Audit Committee has adopted a policy regarding the pre-approval of audit and non-audit services to be provided by our independent registered public accounting firm. The policy requires that KPMG LLP seek pre-approval by the Audit Committee of all audit and permissible non-audit services by providing a description of the services to be performed and specific fee estimates for each such service. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit-related and permissible non-audit services and associated fees up to a maximum for any one audit-related or non-audit service of $50,000, provided that the Chairman shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting for ratification. All services performed and related fees billed by KPMG LLP during fiscal 2012 and fiscal 2011 were approved by the Audit Committee pursuant to regulations of the Securities and Exchange Commission.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2013.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5 TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 28, 2013.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Approval of Related Person Transactions

Our Board of Directors has adopted a written Related Person Transactions Policy. The purpose of this policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the aggregate amount involved exceeds $120,000 and (iii) a related person has or will have a direct or indirect interest. For purposes of the policy, a related person is (a) any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become a director, (b) any person who is known to be the beneficial owner of more than 5% of our common stock, (c) any immediate family member of any of the foregoing persons or (d) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position, or in which all the related persons, in the aggregate, have a 10% or greater beneficial ownership interest.

Under the policy, once a related person transaction has been identified, the Audit Committee must review the transaction for approval or ratification. In determining whether to approve or ratify a related person transaction, the Audit Committee is to consider all relevant facts and circumstances of the related person transaction available to the Audit Committee. The Audit Committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders, as the Audit Committee determines in good faith. No member of the Audit Committee will participate in any consideration of a related party transaction with respect to which that member or any member of his or her immediate family is a related person.

Certain Transactions with Related Persons

Indemnification Agreements

In addition to the indemnification provisions contained in our Certificate of Incorporation and By-laws, we have entered into indemnification agreements with each of our directors and executive officers. These agreements generally require us to indemnify each director or officer, and advance expenses to them, in connection with their participation in proceedings arising out of their service to us.

Agreements with Hitachi, Ltd.

Stock Purchase Agreement.    On March 7, 2011, we entered into a Stock Purchase Agreement (as subsequently amended, the “Purchase Agreement”) with Hitachi, Viviti Technologies Ltd., formerly known as Hitachi Global Storage Technologies Holdings Pte. Ltd., a wholly owned subsidiary of HGST, and Western Digital Ireland, Ltd., one of our indirect wholly owned subsidiaries (“WDI”). Pursuant to the terms of the Purchase Agreement, on March 8, 2012 (the “Closing Date”), WDI acquired all of the issued and paid-up share capital of HGST from Hitachi for an aggregate purchase price consisting of (i) cash consideration of approximately $3.9 billion (subject to certain post-closing adjustments for changes in the working capital of HGST and certain other payments and expenses) and (ii) 25 million shares of our common stock (the “Transaction”). As a result of the shares issued to Hitachi in the Transaction, Hitachi currently owns approximately 9.6% of our outstanding shares of common stock.

Investor Rights Agreement.    On the Closing Date, we entered into the Investor Rights Agreement with Hitachi. Under the terms of the Investor Rights Agreement, Hitachi has the right to designate, and has designated, two directors to our Board of Directors (the “Hitachi Nomination Right”). The two directors designated by Hitachi are Kensuke Oka and Masahiro Yamamura (referred to in this Proxy Statement as the Hitachi Designated Directors), each of whom was appointed to our Board of Directors on May 17, 2012. We have agreed, for the period described below, to include the Hitachi Designated Directors in our slate of nominees for election to the Board of Directors at each annual or special meeting of stockholders at which directors are to be elected, recommend that stockholders vote in favor of the election of the Hitachi Designated Directors, support Hitachi Designated Directors for election in a manner no less favorable than how we support our own nominees and use commercially reasonable efforts to cause Hitachi Designated Directors’ election to the Board of Directors.

The Hitachi Nomination Right will terminate (i) with respect to one of the Hitachi Designated Directors, at the end of the second full calendar year following the Closing Date, (ii) in the event that Hitachi ceases to beneficially own at least 50% of the shares of common stock it received in the Transaction, (iii) if Hitachi has first sold at least 10% of the shares of common stock it received in the Transaction, in the event that Hitachi ceases to beneficially own at least 5% of our total issued and outstanding common stock, (iv) upon Hitachi’s breach of the standstill or transfer restriction obligations of the Investor Rights Agreement, which are described below, or (v) upon Hitachi’s material breach of the Non-Competition Agreement (defined below).

Commencing with the Closing Date, Hitachi and its controlled affiliates became subject to customary “standstill” restrictions limiting or prohibiting, among other things, directly or indirectly, the acquisition of additional securities of the company or seeking or proposing a change of control transaction. The standstill period runs until the earlier of (i) a change of control of the company or (ii) 90 days after the Hitachi Nomination Right terminates. In addition, for a period of one year following the Closing Date, subject to limited exceptions, Hitachi will be prohibited from, directly or indirectly, selling or otherwise transferring the shares of our common stock it received in the Transaction. Pursuant to the Investor Rights Agreement, Hitachi will receive registration rights with respect to the shares of our common stock it received in the Transaction, including shelf, demand and piggyback registration rights. We are obligated under the Investor Rights Agreement to file and have declared effective by the SEC a registration statement permitting the resale of the shares of our common stock owned by Hitachi on or before March 8, 2013.

License Agreement.    On the Closing Date, we entered into a License Agreement with Hitachi (the “License Agreement”) under which (i) Hitachi granted to us a royalty-free license under certain patents of Hitachi, and (ii) we granted to Hitachi a royalty-free license under certain of our patents. The term of such patent licenses runs a minimum of five years from the Closing Date. Under the License Agreement, Hitachi has also granted to us a royalty-free, perpetual license under its non-patent intellectual property that may be held by HGST. Further, under the License Agreement, we and Hitachi each release the other party with respect to acts of infringement of certain patents of such releasing party prior to the Closing Date.

Purchase of Production Materials, Equipment and Other Services.    We purchase production materials from Hitachi. Total production materials purchased from Hitachi from the Closing Date through the end of fiscal 2012 totaled approximately $24 million. In addition, we purchase equipment and other services, including facility and equipment maintenance, human resource services and information technology services from Hitachi and its affiliates. These services primarily relate to the Transition Services Agreement we entered into with Hitachi on the Closing Date that has a term expiring in March 2013. Total equipment and other services purchased from Hitachi from the Closing Date through the end of fiscal 2012 totaled approximately $73 million.

Sales Transactions.    We sell certain of our products to Hitachi, including under a Customer Agreement entered into with Hitachi at the Closing Date, which has a term expiring in March 2014. Revenue related to products sold to Hitachi from the Closing Date through the end of fiscal 2012 totaled approximately $184 million.

R&D Services Agreement.    Hitachi provides research and development services to us, including under an R&D Services Agreement entered into with Hitachi at the Closing Date, which has a term expiring in September 2013. The amount of research and development services provided by Hitachi from the Closing Date through the end of fiscal 2012 totaled approximately $6 million.

Branding Agreement.    On the Closing Date, HGST and Hitachi entered into a Branding Agreement (the “Branding Agreement”) under which Hitachi permits HGST to continue to use certain trademarks of Hitachi following the Closing Date while required to do so.

Non-Competition Agreement.    On the Closing Date, we and Hitachi entered into an Agreement Not to Compete (the “Non-Competition Agreement”). Under the terms of the Non-Competition Agreement, Hitachi may not compete for a period of ten years from the Closing Date in the hard disk drive field, including the manufacture and sale of hard disk drive products and, subject to certain exceptions, research and development that is related to any material aspect of the manufacture of hard disk drive products. In addition, during the two-year period following the Closing Date, Hitachi may not solicit or hire key HGST technical research employees.

ANNUAL REPORT

Our 2012 Annual Report has been posted on our corporate website at investor.wdc.com and on the Internet at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability of Proxy Materials, the Notice will contain instructions on how to request a printed copy of our 2012 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2012 Annual Report also will be included. In addition, we will provide, without charge, a copy of our 2012 Annual Report for the year ended June 29, 2012 (including the financial statements but excluding the exhibits thereto) upon the written request of any stockholder or beneficial owner of our common stock. Requests should be directed to the following address:

Secretary

Western Digital Corporation

3355 Michelson Drive, Suite 100

Irvine, California 92612

Irvine, California

September 27, 2012

EXHIBIT A

WESTERN DIGITAL CORPORATION

AMENDED AND RESTATED

2004 PERFORMANCE INCENTIVE PLAN

(Amended and Restated as of August 7, 2012)

1.	PURPOSE OF PLAN

The purpose of this Western Digital Corporation 2004 Performance Incentive Plan (this “Plan”) of Western Digital Corporation, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1

The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The

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Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants to, and transactions in or involving awards held by persons who the Board or a committee thereof determines are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by a Board committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2	Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)	grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required (subject to the minimum vesting rules of Section 5.1.5), establish any applicable performance targets, and establish the events of termination or reversion of such awards;

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(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5 and subject to the minimum vesting rules of Section 5.1.5;

(g)	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);

(h)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and

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(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

Notwithstanding the foregoing and except for an adjustment pursuant to Section 7.1 or a repricing approved by stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

3.3	Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1	Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

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4.2	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(a)	43,500,000 shares of Common Stock, plus

(b)	the number of shares of Common Stock available for additional award grant purposes under the Corporation’s Employee Stock Option Plan (the “Employee Option Plan”) immediately prior to the expiration of that plan on November 10, 2004; plus

(c)	the number of shares of Common Stock available for additional award grant purposes under the Corporation’s Stock Option Plan for Non-Employee Directors (the “Director Option Plan”), and the Corporation’s Broad-Based Stock Incentive Plan (the “Broad-Based Plan” and, together with the Employee Option Plan and the Director Option Plan, the “Option Plans”) as of the date of the initial stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the Director Option Plan and the Broad-Based Plan as of the Stockholder Approval Date, plus

(d)	the number of any shares subject to stock options granted under the Option Plans and outstanding on the Stockholder Approval Date which expire, or for any reason are cancelled or terminated, after the Stockholder Approval Date without being exercised; plus

(e)	the number of any shares of restricted stock granted under the Broad-Based Plan that are outstanding and unvested on the Stockholder Approval Date that are forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested; plus

(f)	effective January 1, 2013, the number of shares of Common Stock remaining available for issuance (and not covered by prior stock elections) under the Corporation’s Non-Employee Directors Stock-For-Fees Plan (the “Stock-For-Fees Plan”) immediately prior to the expiration of that plan on December 31, 2012;

provided that in no event shall the Share Limit exceed 74,349,531 shares (which is the sum of the 43,500,000 shares set forth above, plus the number of shares available under the Option Plans for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to options previously granted and outstanding under the Option Plans as of the Effective Date, plus the maximum number of shares subject to restricted stock awards previously granted and outstanding under the Broad-Based Plan that had not vested as of the Effective Date), plus the maximum number of shares that will become available as a result of the expiration of the Stock-For-Fees Plan.

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Shares issued in respect of any “Full-Value Award” granted under this Plan shall be counted against the foregoing Share Limit as 1.72 shares for every one share actually issued in connection with such award. (For example, if a stock bonus of 100 shares of Common Stock is granted under this Plan, 172 shares shall be charged against the Share Limit in connection with that award.) For this purpose, a “Full-Value Award” means any award under this Plan that is not a stock option grant or a stock appreciation right grant.

The following limits also apply with respect to awards granted under this Plan:

(1)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 49,699,313 shares.

(2)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 1,000,000 shares.

(3)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

(4)	In no event will greater than five percent (5%) of the total shares of Common Stock available for award grant purposes under this Plan be used for purposes of granting certain “Special Full-Value Awards” referred to in Section 5.1.5.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3	Awards Settled in Cash, Reissue of Awards and Shares. The share limits of this Plan are subject to adjustment pursuant to the following provisions of this Section 4.3, subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder. Refer to Section 8.10 for application of this Plan’s share limits with respect to assumed awards.

(a)	Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan.

(b)	Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan, as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award, shall not be available for subsequent awards under this Plan.

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(c)	To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan.

(d)	In the event that shares of Common Stock are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. To the extent that shares of Common Stock are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits under Section 4.2, as opposed to only counting the shares actually issued. (For purposes of clarity, if a stock appreciation right relates to 100,000 shares and is exercised at a time when the payment due to the participant is 15,000 shares, 100,000 shares shall be charged against the applicable share limits under Section 4.2 with respect to such exercise.)

4.4	Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1	Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

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5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the fair market value of a share of Common Stock on the date the SAR was granted (the “base price”) as set forth in the applicable award agreement. The maximum term of an SAR shall be ten (10) years.

5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards. Dividend equivalent rights may

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be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted in connection with a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the unvested portion of a restricted stock award that is subject to performance-based vesting requirements or the unvested portion of a stock unit award that is subject to performance-based vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate.

5.1.5 Minimum Vesting Requirements. Except for any accelerated vesting required or permitted pursuant to Section 7 and except as otherwise provided in the following provisions of this Section 5.1.5, and subject to such additional vesting requirements or conditions as the Administrator may establish with respect to the award, each award granted under this Plan that is a Full-Value Award and payable in shares of Common Stock shall be subject to the following minimum vesting requirements: (a) if the award includes a performance-based vesting condition, the award shall not vest earlier than the first anniversary of the date of grant of the award and vesting shall occur only if the award holder is employed by, a director of, or otherwise providing services to the Corporation or one of its Subsidiaries on such vesting date; and (b) if the award does not include a performance-based vesting condition, the award shall not vest more rapidly than in monthly installments over the three-year period immediately following the date of grant of the award and vesting of any vesting installment of the award shall occur only if the award holder is employed by, a director of, or otherwise providing services to the Corporation or one of its Subsidiaries on the date such installment is scheduled to vest; provided that the Administrator may accelerate or provide in the applicable award agreement for the accelerated vesting of any Full-Value Award in connection with a change in control of the award holder’s employer (or a parent thereof), the termination of the award holder’s employment (including a termination of employment due to the award holder’s death, disability or retirement, but not including a termination of employment by the award holder’s employer for cause), or as consideration or partial consideration for a release by the award holder of pending or threatened claims against the Company, the award holder’s employer, or any of their respective officers, directors or other affiliates (regardless of whether the release is given in connection with a termination of employment by the award holder’s employer for cause or other circumstances). The Administrator may, however, accelerate or provide in the applicable award agreement for the accelerated vesting of any Full-Value Award in circumstances not contemplated by the preceding sentence, and/or provide for a vesting schedule that is shorter than the minimum schedule contemplated by the preceding sentence, in such circumstances as the Administrator may deem appropriate; provided, however, that the portion of any such Full-Value Award that vests earlier than the minimum vesting dates that would be applicable pursuant to the minimum vesting requirements of the preceding sentence (or, as to any accelerated vesting, provides for accelerated vesting other than in the circumstances contemplated by the preceding sentence) shall count against the applicable share limits of Section 4.2 as a Special Full-Value Award (as opposed to counting against such limits only as a Full-Value Award).

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5.2	Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted to officers and employees (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more of the Business Criteria set forth below (on an absolute or relative (including, without limitation, relative to the performance of other companies or upon comparisons of any of the indicators of performance relative to other companies) basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), stock price, total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, economic value added or any combination thereof. Where applicable, these terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less

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than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(2). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 800,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $10,000,000. Awards that are cancelled during the year shall be counted against these limits to the extent required by Section 162(m) of the Code.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders approve this restatement of the Plan, subject to any subsequent extension that may be approved by stockholders.

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5.3	Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4	Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5	Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	a reduction in compensation otherwise payable to the recipient of such award or for services rendered by the recipient;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•

subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

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In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6	Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) of a share of Common Stock on the NASDAQ Stock Market (or, if the Common Stock is not then traded on the NASDAQ Stock Market, on the principal national securities exchange on which the Common Stock is then listed or admitted to trade) (the “Exchange”) for the date in question or, if no sales of Common Stock were made on the Exchange on that date, the closing price (in regular trading) of a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were made on the Exchange. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last closing price (in regular trading) of a share of Common Stock on the Exchange available at the relevant time or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7	Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

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5.7.2 Exceptions. The Administrator may permit awards to be transferred to other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing; provided, however, that any such transfer shall only be permitted if it is made by the participant for estate or tax planning or charitable purposes for no (or nominal) consideration, as determined by the Administrator. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs and to such procedures as the Administrator may prescribe, transfers to a family member (or former family member) pursuant to a domestic relations order,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8	International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1	General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

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6.2	Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3	Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

7.	ADJUSTMENTS; ACCELERATION

7.1	Adjustments. Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all

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of the business or assets of the Corporation as an entirety, the Administrator shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

7.2	Corporate Transactions—Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Administrator may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Administrator has made a provision for the substitution, assumption, exchange or other continuation or settlement of the award or the award would otherwise continue in accordance with its terms in the circumstances: (1) subject to Section 7.7 and unless otherwise provided in the applicable award agreement, each then-outstanding option and SAR shall become fully vested, all shares of restricted stock then outstanding shall fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall become payable to the holder of such award; and (2) each award shall terminate upon the related event; provided that the holder of an option or SAR shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested options and SARs (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an award that is so accelerated may be made contingent upon the actual occurrence of the event).

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The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

Without limiting the generality of Section 3.3, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.

7.3	Possible Acceleration of Awards. Without limiting Section 7.2, in the event of a Change in Control Event (as defined below), the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances and may condition any such acceleration upon the occurrence of another event (such as, without limitation, a termination of the award holder’s employment). For purposes of this Plan, “Change in Control Event” means any of the following:

(a)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, a “Person”), alone or together with its affiliates and associates, including any group of persons which is deemed a “person” under Section 13(d)(3) of the Exchange Act (other than the Corporation or any subsidiary thereof or any employee benefit plan (or related trust) of the Corporation or any subsidiary thereof, or any underwriter in connection with a firm commitment public offering of the Corporation’s capital stock), becomes the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act, except that a person shall also be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable, referred to herein as “Beneficially Own” or “Beneficial Owner” as the context may require) of thirty-three and one third percent or more of (i) the then outstanding shares of the Corporation’s common stock (“Outstanding Company Common Stock”) or (ii) securities representing thirty-three and one-third percent or more of the combined voting power of the Corporation’s then outstanding voting securities (“Outstanding Company Voting Securities”) (in each case, other than an acquisition in the context of a merger, consolidation, reorganization, asset sale or other extraordinary transaction covered by, and which does not constitute a Change in Control Event under, clause (c) below);

(b)

A change, during any period of two consecutive years, of a majority of the Board as constituted as of the beginning of such period, unless the election, or nomination for election by the Company’s stockholders, of

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each director who was not a director at the beginning of such period was approved by vote of at least two-thirds of the Incumbent Directors then in office (for purposes hereof, “Incumbent Directors” shall consist of the directors holding office as of the Effective Date and any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the Incumbent Directors then in office);

(c)	Consummation of any merger, consolidation, reorganization or other extraordinary transaction (or series of related transactions) involving the Corporation, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), (2) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Corporation or such entity resulting from such Business Combination or Parent, and excluding any underwriter in connection with a firm commitment public offering of the Corporation’s capital stock) Beneficially Owns, directly or indirectly, more than thirty-three and one third percent of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, and (3) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)	The stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation (other than in the context of a merger, consolidation, reorganization, asset sale or other extraordinary transaction covered by, and which does not constitute a Change in Control Event under, clause (c) above).

7.4

Early Termination of Awards. Any award that has been accelerated as required or contemplated by Section 7.2 or 7.3 (or would have been so accelerated but for Section 7.5, 7.6 or 7.7) shall terminate upon the related event referred to in

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Section 7.2 or 7.3, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms (subject to Sections 7.5, 7.6 and 7.7 after giving effect to the acceleration of vesting) before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

7.5	Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur. The Administrator may override the provisions of Section 7.2, 7.3, 7.4 and/or 7.6 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. The portion of any ISO accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.6	Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards.

7.7

Golden Parachute Limitation. Notwithstanding anything else contained in this Section 7 to the contrary, in no event shall an award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Corporation or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by the Corporation or one of its Subsidiaries because of Section 280G of the Code. If a participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the participant may by written notice to the Corporation designate the order in which such parachute payments will be

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reduced or modified so that the Corporation or one of its Subsidiaries is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a participant is a party to an employment or other agreement with the Corporation or one of its Subsidiaries, or is a participant in a severance program sponsored by the Corporation or one of its Subsidiaries, that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any awards held by that participant (for example, and without limitation, a participant may be a party to an employment agreement with the Corporation or one of its Subsidiaries that provides for a “gross-up” as opposed to a “cut-back” in the event that the Section 280G thresholds are reached or exceeded in connection with a change in control and, in such event, the Section 280G and/or Section 4999 provisions of such employment agreement shall control as to any awards held by that participant).

8.	OTHER PROVISIONS

8.1	Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2	Employment Status. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3	No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

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8.4	Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5	Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)	require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)	deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

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8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of September 21, 2004, the date of its approval by the Board (the “Effective Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on August 6, 2022. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. An amendment to this Plan shall be subject to stockholder approval: (a) if stockholder approval for the amendment is then required by applicable law or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan; (b) if the amendment constitutes a “material revision” of this Plan within the meaning of applicable listing requirements; (c) if stockholder approval for the amendment is otherwise deemed necessary or advisable by the Board; or (d) if the amendment increases any of the share limits set forth in Section 4.2.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2.

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6 and shall not require stockholder approval or the consent of the award holder.

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8.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)	Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)	Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

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8.9	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11	Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12	No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

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8.13	Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

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As amended (Section 4.2) and restated January 21, 2005

As amended (Sections 3.1, 4.2, 4.3, 5.1.1, 5.1.3, 5.1.5, 5.7.2, 8.6.3, 8.6.5) September 22, 2005

As amended (Sections 7.1 and 7.2) November 6, 2008

As amended (Sections 3.2, 4.2, 4.3, 5.1.1, 5.1.3, 5.1.4, 5.2, 5.3, 5.5, 5.7.3, 6.3, 8.5) August 12, 2009

As amended (Sections 4.2, 5.1.4, 5.2, 5.2.2, 5.2.6, 5.5, 5.6, 6.3, 8.6.1 and 8.6.3) August 7, 2012

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EXHIBIT B

WESTERN DIGITAL CORPORATION

2005 EMPLOYEE STOCK PURCHASE PLAN

The Western Digital Corporation 2005 Employee Stock Purchase Plan (the “Plan”) shall be established and operated in accordance with the following terms and provisions.

1.	Definitions.

As used in the Plan the following terms shall have the meanings set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means the committee appointed by the Board to administer the Plan as described in Section 4 below.

(d) “Common Stock” means the common stock, $0.01 par value, of the Company.

(e) “Company” means Western Digital Corporation, a Delaware corporation.

(f) “Continuous Employment” means the absence of any interruption or termination of service as an Employee with the Company and/or its Participating Subsidiaries. Continuous Employment shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. If a Participating Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have had a break in Continuous Employment for purposes of the Plan at the time the Participating Subsidiary ceased to be a Subsidiary, unless such person continues as an Employee in respect of another Company entity.

(g) “Eligible Compensation” means, with respect to each Participant for each pay period, the full salary and wages paid to such Participant by the Company or a Participating Subsidiary, including commissions, bonuses (to the extent not excluded below), overtime pay and shift differentials. Except as otherwise determined by the Committee, “Eligible Compensation” does not include

(i) any amounts contributed by the Company or a Participating Subsidiary to any pension plan or plan of deferred compensation,

(ii) any automobile or relocation allowances (or reimbursement for any such expenses),

(iii) any amounts paid that are non-regularly scheduled items of compensation (for example, starting bonus, finder’s fee, or other special bonuses),

(iv) any amounts realized from the exercise of qualified or non-qualified stock options, or

(v) any amounts paid by the Company or a Participating Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, such as cash-out of credits generated under a plan qualified under Code Section 125.

(h) “Eligible Employee” means an Employee who is

(i) customarily employed for at least twenty (20) hours per week and more than five months in a calendar year, and

(ii) eligible to participate in the Plan as described in Section 5 below.

If any person is (a) an Employee due to any classification or reclassification of the person as an employee or common-law employee of the Company or one of its Participating Subsidiaries by reason of action taken by any tax or other governmental authority, or (b) an Employee who has a written employment agreement providing that the Employee shall not participate in the Plan until at least two (2) years of Continuous Employment, then such Employee must be employed for at least two (2) years by the Company or one of its Participating Subsidiaries as well as meet the criteria set forth above in subsections (i) and (ii) in order to be an Eligible Employee.

(i) “Employee” means each person currently employed by the Company or one of its Participating Subsidiaries. It shall not include any person who is recorded on the books and records of the Company or one of its Participating Subsidiaries as an independent contractor or consultant or a worker provided by a temporary staffing agency.

(j) “Enrollment Date” means the first day of each Offering Period.

(k) “Exercise Date” means one or more dates during an Offering Period, as established by the Committee in accordance with Section 6 hereof, on which options to purchase Common Stock granted under the Plan shall be exercised as provided in Section 11 hereof.

(l) “Exercise Period” means one or more periods during an Offering Period, the duration of which shall be established by the Committee in accordance with Section 6 hereof, during which payroll deductions are accumulated for purposes of purchasing Common Stock under the Plan on each Exercise Date.

(m) “Exercise Price” means the price per share of shares offered in a given Offering Period determined as provided in Section 10 below.

(n) “Fair Market Value” means, with respect to a share of Common Stock as of any

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Enrollment Date or Exercise Date (or New Exercise Date, as the case may be), the closing price (in regular trading) of such Common Stock on the NASDAQ Stock Market (or, if the Common Stock is not then traded on the NASDAQ Stock Market, on the principal national securities exchange on which the Common Stock is then listed or admitted to trade (the “Exchange”)). In the event that such a closing price is not available for an Enrollment Date or an Exercise Date, or New Exercise Date, the Fair Market Value of a share of Common Stock on such date shall be the closing price (in regular trading) of a share of the Common Stock on the Exchange on the last business day prior to such date or such other amount as may be determined by the Committee by any fair and reasonable means.

(o) “New Exercise Date” means the new exercise date set by the Board in the case of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation or other entity in certain circumstances as described in Section 15(b).

(p) “Offering Period” means a period of time with respect to which options are granted under the Plan, the time and duration of which shall be established by the Committee in accordance with Section 6.

(q) “Parent” means any corporation, domestic or foreign, which owns, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests of the Company and that otherwise qualifies as a “parent corporation” within the meaning of Section 424(e) of the Code or any successor thereto.

(r) “Participant” means an Eligible Employee who has elected to participate in the Plan by filing an enrollment agreement with the Company as provided in Section 7 below.

(s) “Participating Subsidiary” means any Subsidiary other than a Subsidiary excluded from participation in the Plan by the Committee, in its sole discretion.

(t) “Plan” means this Western Digital Corporation 2005 Employee Stock Purchase Plan.

(u) “Subsidiary” means any corporation, domestic or foreign, of which the Company owns, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests and that otherwise qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code or any successor thereto.

2.	Purpose of the Plan.

The purpose of the Plan is to provide an incentive for present and future Employees of the Company and its Participating Subsidiaries to acquire a proprietary interest (or increase an existing proprietary interest) in the Company through the purchase of Common Stock. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of that section of the Code.

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3.	Shares Reserved for the Plan.

(a) There shall be reserved for issuance and purchase by Participants under the Plan an aggregate of 21,000,000 shares of Common Stock, subject to adjustment as provided in Section 15 below. Shares of Common Stock subject to the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. If and to the extent that any right to purchase reserved shares shall not be exercised by any Participant for any reason or if such right to purchase shall terminate as provided herein, shares that have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan shall have been terminated, but all shares sold under the Plan, regardless of source, shall be counted against the limitation set forth above.

(b) From time to time and without shareholder approval, the Committee may fix a maximum limit on the number of shares that may be acquired by any individual during an Exercise Period under the Plan, which limit shall be effective no earlier than the first Offering Period that commences after the determination of such limit by the Committee; provided, however, that any adjustment to such limit pursuant to Section 15 shall apply to any Exercise Period in progress at the time such adjustment is made.

4.	Administration of the Plan.

(a) The Plan shall be administered by a Committee appointed by, and which shall serve at the pleasure of, the Board. The Committee shall consist of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as such rule may be amended from time to time. The Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan, all of which actions and determinations shall be final, conclusive and binding on all persons.

(b) The Committee may request advice or assistance or employ such other persons as it in its absolute discretion deems necessary or appropriate for the proper administration of the Plan, including, but not limited to employing a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan.

(c) Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

5.	Eligibility to Participate in the Plan.

Subject to limitations imposed by Section 423(b) of the Code, any Eligible Employee who is employed by the Company or a Participating Subsidiary on an Enrollment Date shall be eligible to participate in the Plan for the Offering Period beginning on that Enrollment Date.

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6.	Offering Periods.

During the term of the Plan, the Company will grant options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period. The Committee shall determine from time to time, subject to the requirements of Section 423 of the Code and no later than the first Offering Period to commence under the Plan, when Offering Periods will be offered during the term of the Plan and shall establish the Enrollment Date(s), the number and duration of the Exercise Period(s), and the Exercise Date(s) for such Offering Period(s), which determinations shall be effective no later than the first Offering Period that commences after they are made by the Committee and provided, however, that no Offering Period may exceed twenty-four (24) months in duration. To the extent consistent with Section 423 of the Code, the Committee may provide for a new Offering Period to commence prior to the termination of one or more preceding Offering Periods.

7.	Election to Participate in the Plan.

(a) Each Eligible Employee may elect to participate in an Offering Period by completing an enrollment agreement on a form approved by and in a manner prescribed by the Committee (or its delegate) or, if the Committee does not require enrollment forms, by otherwise completing such enrollment procedures as the Committee may prescribe. Such agreement must be filed with the Company or such other procedures must be completed, as applicable, prior to the applicable Enrollment Date, unless the Committee establishes an earlier deadline for filing the enrollment form for all Eligible Employees with respect to a given Offering Period. An Eligible Employee may participate in an Offering Period only if, as of the Enrollment Date of such Offering Period, such Eligible Employee is not participating in any prior Offering Period which is continuing at the time of such proposed enrollment.

(b) Payroll deductions for a Participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 12.

(c) Unless a Participant elects otherwise prior to the Enrollment Date of the immediately succeeding Offering Period, an Eligible Employee who is participating in an Offering Period as of the last Exercise Date of such Offering Period (the “Prior Offering Period”) shall be deemed (i) to have elected to participate in the immediately succeeding Offering Period and (ii) to have authorized the same payroll deduction for such immediately succeeding Offering Period as was in effect for such Participant immediately prior to the expiration or termination of the Prior Offering Period.

(d) In its discretion, the Committee may determine (with such determination to be effective no earlier than the first Offering Period that commences after such determination by the Committee) that the participation of all Participants on an Exercise Date in an Offering Period that includes more than one Exercise Period shall terminate and such Participants shall be enrolled in a new Offering Period commencing immediately following such Exercise Date if, during such Offering Period, the Fair Market Value determined as of such Exercise Date within such Offering Period is lower than the Fair Market Value determined as of the Enrollment Date

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of such Offering Period. In such event, each of such Participants shall be deemed for purposes of this Plan (i) to have elected to participate in such new Offering Period, and (ii) to have authorized the same payroll deduction for such new Offering Period as was in effect for such Participant immediately prior to the Termination Date.

8.	Payroll Deductions.

(a) All Participant contributions to the Plan shall be made only by payroll deductions. At the time a Participant files the enrollment agreement with respect to an Offering Period, the Participant shall authorize payroll deductions to be made on each payroll date during the Offering Period in an amount up to 10% (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of the Eligible Compensation which the Participant receives on each payroll date during such Offering Period. The Committee also may prescribe other limits, rules or procedures for payroll deductions. Unless otherwise provided by the Committee, the amount of such payroll deductions shall be a whole percentage (i.e., 1%, 2%, 3%, etc.) of the Participant’s Eligible Compensation.

(b) All payroll deductions made for a Participant shall be deposited in the Company’s general corporate account and shall be credited to the Participant’s account under the Plan. No interest shall accrue or be credited with respect to the payroll deductions of a Participant under the Plan. A Participant may not make any additional payments into such account. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(c) A Participant may discontinue participation in the Plan as provided in Section 12. Unless otherwise provided by the Committee in advance of an Offering Period, a Participant may at any time during the Offering Period (but no more than four times in any calendar year) reduce or increase (subject to the limitations of Section 8(a) above) the rate of his or her payroll deductions by completing and filing with the Company a change notice in the form provided by the Company. Any such reduction in the rate of a Participant’s payroll deductions shall be effective as of the pay period specified by the Participant in the Participant’s change notice, but in no event sooner than the first pay period ending more than fifteen (15) days after the Participant files the change notice with the Company. Any such increase in the rate of a Participant’s payroll deductions shall be effective as of the first date of the next Exercise Period within such Offering Period.

9.	Grant of Options.

(a) On the Enrollment Date of each Offering Period, subject to the limitations set forth in Sections 3, 9(b) and 17 hereof, each Participant shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Common Stock determined by dividing such Participant’s payroll deductions accumulated during the Exercise Period ending on such Exercise Date by the Exercise Price for such Exercise Period (determined as provided in Section 10 below), provided that the number of shares subject to the option shall not exceed five (5) times the number of shares determined by dividing (i) 10% (or such other maximum limit on a Participant’s payroll deductions for the Offering Period as the Committee may establish pursuant to Section 8(a)) of the Participant’s Eligible Compensation over the

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Offering Period (determined based upon the Participant’s rate of Eligible Compensation in effect as of the Enrollment Date), by (ii) the Fair Market Value of a share of the Common Stock on the Enrollment Date multiplied by the percentage (not less than 85%) used to calculate the Exercise Price for that Offering Period.

(b) Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted an option under the Plan (i) if, immediately after the grant, such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or any Subsidiary of the Company, or (ii) which permits such Participant’s rights to purchase stock under all employee stock purchase plans of the Company, its Subsidiaries and any Parent to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

10.	Exercise Price.

The Committee shall establish from time to time (but no later than the first Offering Period to commence under the Plan) the method for determining the Exercise Price for each Offering Period under the Plan in accordance with this Section 10, which determination shall be effective no earlier than the first Offering Period that commences after such determination is made by the Committee. In making its determination, the Committee may provide that the Exercise Price for an Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period, or (2) the Fair Market Value of a share of Common Stock on the applicable Exercise Date, or (3) the lesser of the Fair Market Value of a share on the Enrollment Date of such Offering Period or the Fair Market Value of a share on the applicable Exercise Date. Notwithstanding anything to the contrary in the preceding provisions of this Section 10, in no event shall the Exercise Price per share be less than the par value of a share of Common Stock.

11.	Exercise of Options.

Unless a Participant withdraws from the Plan as provided in Section 12, the Participant’s option for the purchase of shares will be exercised automatically on each Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for the Participant at the applicable Exercise Price with the accumulated payroll deductions in the Participant’s account. Any amount remaining in the Participant’s account after an Exercise Date that is not sufficient to purchase a whole share shall be held in the account until the next Exercise Date. In the event that an Offering Period has been over-subscribed or that any other applicable Plan limit has been exceeded by a Participant in an Offering Period, any amount remaining in such Participant’s account shall be refunded to the Participant as soon as administratively practicable after the end of the Offering Period.

12.	Withdrawal; Termination of Employment.

(a) A Participant may withdraw all but not less than all of the payroll deductions

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credited to the Participant’s account under the Plan at any time by giving written notice to the Company. All of the Participant’s payroll deductions credited to the Participant’s account will be paid to him or her promptly after receipt of the Participant’s notice of withdrawal, the Participant’s participation in the Plan will be automatically terminated, and no further payroll deductions for the purchase of shares will be made. Payroll deductions will not resume on behalf of a Participant who has withdrawn from the Plan unless written notice is delivered to the Company within the open enrollment period preceding the commencement of an Exercise Period directing the Company to resume payroll deductions.

(b) Upon termination of the Participant’s Continuous Employment prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the payroll deductions credited to the Participant’s account will be returned to the Participant or, in the case of death, to the Participant’s estate, and the Participant’s options to purchase shares under the Plan will be automatically terminated.

(c) In the event a Participant fails to maintain Continuous Employment for at least twenty (20) hours per week during an Offering Period, the Participant will be deemed to have elected to withdraw from the Plan, the payroll deductions credited to the Participant’s account will be returned to the Participant, and the Participant’s options to purchase shares under the Plan will be terminated.

(d) A Participant’s withdrawal from an Offering Period will not have any effect upon the Participant’s eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

13.	Transferability.

Neither payroll deductions credited to a Participant’s account nor options to purchase Common Stock granted under the Plan may be transferred, assigned, pledged or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. Options granted under the Plan are exercisable during a Participant’s lifetime only by the Participant.

14.	Reports.

Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants promptly following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

15.	Adjustments Upon Changes in Capitalization.

(a) If the outstanding shares of Common Stock are increased or decreased, or are changed into or are exchanged for a different number or kind of shares, as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, stock dividends or any similar unusual or extraordinary corporate transaction, appropriate adjustment shall be made in the number and/or kind of shares, and the Exercise Price thereof, which may be issued in the aggregate and to any Participant upon exercise of options granted under the Plan.

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(b) In the event of the proposed dissolution or liquidation of the Company, each Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation or entity, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or entity or a parent or subsidiary of such successor corporation or entity, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Participants shall have the right to exercise the option as to all of the optioned stock. If the Committee makes an option fully exercisable under these circumstances in lieu of assumption or substitution, each Offering Period then in progress shall be shortened and a new Exercise Date shall be set (the “New Exercise Date”), as of which date any Offering Period then in progress will terminate. The New Exercise Date shall be on or before the date of consummation of the transaction and the Committee shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12. The Exercise Price on the New Exercise Date shall be determined as provided in Section 10 hereof, and for purposes of determining such Exercise Price, the New Exercise Date shall be treated as the “Exercise Date.”

(c) In all cases, the Committee shall have full discretion to exercise any of the powers and authority provided under this Section 15, and the Committee’s actions hereunder shall be final and binding on all Participants. No fractional shares of stock shall be issued under the Plan pursuant to any adjustment authorized under the provisions of this Section 15.

16.	Amendment of the Plan.

The Board may at any time, or from time to time, amend or suspend the Plan, in whole or in part and without notice; provided, however, that the Plan may not be amended in any way that will cause rights issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code or any successor thereto, including, without limitation, shareholder approval if required. No options may be granted during any suspension of the Plan or after a termination of the Plan pursuant to Section 17(b) below, but the Committee will retain jurisdiction as to options then outstanding in accordance with the terms of the Plan. No amendment, suspension or termination pursuant to this Section 16 or Section 17 shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any right or benefits of such Participant or obligations of the Company under any option granted under the Plan prior to the effective date of such change; provided that the Board may amend, suspend or terminate the Plan as to any outstanding options granted under the Plan for an Offering Period, effective as of any Exercise Date within that Offering Period, without the consent of the Participants to whom such options were granted. In no event shall changes contemplated by Section 7(d) or Section 15 be deemed to constitute changes or amendments requiring Participant consent.

17.	Termination of the Plan.

The Plan and all rights of Employees hereunder shall terminate:

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(a) on the Exercise Date that Participants would become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase under the Plan if the final sentence in this Section 17 were not applied; or

(b) at any time, at the discretion of the Board.

In the event that the Plan terminates under circumstances described in Section 17(a) above, reserved shares remaining as of the termination date shall be sold to Participants on a pro rata basis.

18.	Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

19.	Shareholder Approval.

Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders’ meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon.

20.	Conditions Upon Issuance of Shares.

(a) The Plan, the grant and exercise of options to purchase shares of Common Stock under the Plan, and the Company’s obligation to sell and deliver shares upon the exercise of options to purchase shares shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

(b) The Company may make such provisions as it deems appropriate for withholding by the Company pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with the purchase or sale by a Participant of any Common Stock acquired pursuant to the Plan. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant.

21.	Employees’ Rights.

(a) Nothing in the Plan (or in any other document related to the Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or any Subsidiary, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 21(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract.

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(b) No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company or any Subsidiary by reason of any option hereunder. Neither the provisions of the Plan (or of any other document related to the Plan), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or any Subsidiary and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to the Plan, such right will be no greater than the right of any unsecured general creditor of the Company.

(c) A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

22.	Miscellaneous.

(a) The Plan, the options granted hereunder and any other documents related to the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(b) If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue in effect.

(c) Captions and headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of the Plan or any provision hereof.

(d) The adoption of the Plan shall not affect any other Company or Subsidiary compensation or incentive plans in effect. Nothing in the Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by the Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an option granted pursuant to the Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

(e) The Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code.

As Amended August 7, 2012

11

3355 MICHELSON DRIVE, SUITE 100

IRVINE, CA 92612

Whether or not you plan on attending the meeting, you are urged to vote these shares by completing and returning this proxy card or transmitting your voting instructions electronically via the Internet or by telephone.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.* Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by November 7, 2012*

*	Participants in the Western Digital 401(k) Plan must provide voting instructions for the shares in their plan account by 11:59 P.M. Eastern Time on November 5, 2012 to allow sufficient time for the plan trustee to vote the shares on your behalf.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M49364-P29992	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

  WESTERN DIGITAL CORPORATION

The Board of Directors recommends a vote FOR each of the following nominees:
			For	Against	Abstain
1.	ELECTION OF DIRECTORS

	1a.	Kathleen A. Cote	☐	☐	☐

	1b.	John F. Coyne	☐	☐	☐

	1c.	Henry T. DeNero	☐	☐	☐

	1d.	William L. Kimsey	☐	☐	☐

	1e.	Michael D. Lambert	☐	☐	☐

	1f.	Len J. Lauer	☐	☐	☐

	1g.	Matthew E. Massengill	☐	☐	☐

	1h.	Roger H. Moore	☐	☐	☐

	1i.	Kensuke Oka	☐	☐	☐

	1j.	Thomas E. Pardun	☐	☐	☐

	1k.	Arif Shakeel	☐	☐	☐

	1l.	Masahiro Yamamura	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3, 4 and 5:		For	Against	Abstain

2.	To approve an amendment and restatement of our 2004 Performance Incentive Plan that would, among other things, increase by 11,500,000 the number of shares of our common stock available for issuance under the plan.	☐	☐	☐

3.	To approve an amendment and restatement of our 2005 Employee Stock Purchase Plan that would, among other things, increase by 8,000,000 the number of shares of our common stock available for issuance under the plan.	☐	☐	☐

4.	To approve on an advisory basis the named executive officer compensation in this Proxy Statement.	☐	☐	☐

5.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 28, 2013.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to be held November 8, 2012:

The Notice and Proxy Statement and 2012 Annual Report are available at www.westerndigital.com/investor.

You can also view these materials at www.proxyvote.com by using the 12 digit control number.

M49365-P29992

WESTERN DIGITAL CORPORATION

3355 Michelson Drive, Suite 100

Irvine, California 92612

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby revoking any proxy previously given, appoints Thomas E. Pardun and Michael C. Ray, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote all the shares of common stock of Western Digital Corporation held of record by the undersigned on September 17, 2012, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Western Digital Corporation to be held on November 8, 2012, and at any postponements or adjournments thereof. The proposals of the Company referred to on the other side are described in the Proxy Statement, dated as of September 27, 2012, which is being delivered herewith in connection with the Annual Meeting.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” each of the ten nominees named in Proposal 1, and “FOR” Proposals 2, 3, 4 and 5. Whether or not direction is made, each of the Proxies is authorized to vote in his discretion on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

If you have a beneficial interest in shares held by the Western Digital Corporation 401(k) Plan, then this card also constitutes your voting instructions to the Trustee of such plan. If you do not submit voting instructions for any shares held in the Western Digital Corporation 401(k) Plan, such shares will not be voted by the Trustee.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU CHOOSE TO VOTE THESE SHARES BY TELEPHONE OR INTERNET, DO NOT RETURN THIS PROXY.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)